As filed with the Securities and Exchange Commission
on September 30, 2005

Securities Act Registration Nos. 333-60561
Investment Company Act Registration No. 811-08915

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  POST-EFFECTIVE AMENDMENT NO. 13  ☒

  and/or

  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 13  ☒

(Check appropriate box or boxes)

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

(formerly PRUDENTIAL DIVERSIFIED FUNDS)
(Exact name of registrant as specified in charter)

GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

(Address of Principal Executive Offices) (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 802-6469

Jonathan D. Shain
100 Mulberry Street
Gateway Center Three
Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box):

  ☒  immediately upon filing pursuant to paragraph (b)

  ☐  on (date) pursuant to paragraph (b)

  ☐  60 days after filing pursuant to paragraph (a)(1)

  ☐  on (date) pursuant to paragraph (a)(1) of Rule 485

  ☐  75 days after filing pursuant to paragraph (a)(2)

  ☐  on (date) pursuant to paragraph (a)(2) of Rule 485
  If appropriate, check the following box:

  ☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered	Shares of Beneficial Interest, $.001 par value per share

PROSPECTUS

SEPTEMBER 30, 2005

STRATEGIC PARTNERS

ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS

CONSERVATIVE ALLOCATION FUND
(formerly Strategic Partners
Conservative Growth Fund)

STRATEGIC PARTNERS

MODERATE ALLOCATION FUND
(formerly Strategic Partners
Moderate Growth Fund)

STRATEGIC PARTNERS

GROWTH ALLOCATION FUND
(formerly Strategic Partners
High Growth Fund)

OBJECTIVE

Seeks current income and a reasonable
level of capital appreciation

OBJECTIVE

Seeks capital appreciation and a reason-
able level of current income

OBJECTIVE

Seeks long-term capital appreciation

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Trust's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Table of Contents

1	Risk/Return Summary

1	Investment Objectives and Principal Strategies

10	Principal Risks

12	Evaluating Performance

19	Fees and Expenses

22	How the Funds Invest

22	Investment Policies

28	Other Investments and Strategies

33	Investment Risks

43	How the Trust is Managed

43	Board of Trustees

43	Manager

44	Advisers and Portfolio Managers

52	Distributor

52	Disclosure of Portfolio Holdings

53	Fund Distributions and Tax Issues

53	Distributions

54	Tax Issues

55	If You Sell or Exchange Your Shares

57	How to Buy, Sell and Exchange Shares of the Funds

57	How to Buy Shares

67	How to Sell Your Shares

71	How to Exchange Your Shares

75	Telephone Redemptions or Exchanges

76	Expedited Redemption Privilege

77	Financial Highlights

For More Information (Back Cover)

Risk/Return Summary

This section highlights key information about the investment portfolios (the Funds) of Strategic Partners Asset Allocation Funds (the Trust). Additional information follows this summary.

The following summarizes the investment objective, principal strategies and principal risks for each of the Funds. For more information on the risks associated with the Funds, see "Principal Risks" below. While we make every effort to achieve the investment objective for each Fund, we can't guarantee success.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Introduction

Studies have shown that one of the greatest impacts on long-term investment returns is attributable to an investor's asset allocation decisions (i.e., the mix of stocks, bonds and money market investments) rather than market timing or individual security selection.1 Many investors do not have the time, the experience or the resources to implement a sound asset allocation strategy on their own. Investors have increasingly looked to mutual funds as a way to diversify their investments.

The Trust is designed for investors who want investment professionals to make their asset allocation decisions. The Trust offers three Funds designed to provide investors with a means to manage their long-term investments prudently in light of their personal investment goals and risk tolerance. Each Fund pursues its investment objective by investing in a mix of equity and fixed-income securities appropriate for a particular type of investor. Each Fund may serve as the cornerstone of a larger investment portfolio.

1  Source: Association for Investment Management Research, "Does Asset Allocation Policy Explain 40, 90 or 100 percent of performance?" by Roger D. Ibbotson and Paul D. Kaplan, Financial Analysts Journal, January/February 2000.

Strategic Partners Asset Allocation Funds 1

Risk/Return Summary

How Do The Funds Differ?

Each Fund has a distinct investment objective and is situated differently along the risk/return spectrum.

The risk/return balance of each Fund depends upon the proportion of assets it allocates to different types of investments. Of course, higher risk does not always result in higher returns. Historic performance is no guarantee of future results.

Prudential Investments LLC (PI or the Manager) has developed an asset allocation strategy for the Funds designed to provide a mix of investment types and styles that is appropriate for investors with conservative, moderate and aggressive investment orientations.

Strategic Partners Conservative Allocation Fund (Conservative Allocation Fund). The Fund's investment objective is to seek to provide current income and a reasonable level of capital appreciation. The Fund may be appropriate for investors, such as those in early retirement, who need to draw income from investments while obtaining a measure of long-term capital growth as a hedge against inflation. The Fund's focus on bonds for greater stability of principal also makes it suitable for conservative investors seeking income and modest growth, especially those concerned about market volatility.

Risks

n  Market risk

n  Style risk

n  Credit risk

n  Interest rate risk

n  Small and medium size company risk

n  Derivatives risk

2 Visit our website at www.strategicpartners.com

n  Leverage risk

n  Prepayment risk

n  Junk bond risk

n  Foreign market risk

n  Currency risk

Strategic Partners Moderate Allocation Fund (Moderate Allocation Fund). The Fund's investment objective is to seek to provide capital appreciation and a reasonable level of current income. The Fund may be appropriate for investors looking for a balance of long-term capital growth and current income (e.g., investors in their 50s who are saving on a regular basis for retirement and who plan to retire in their early to mid 60s). The Fund offers a diversified approach to equities for long-term growth, but will normally maintain a substantial component of fixed-income securities to provide current income and a measure of stability.

Risks

n  Market risk

n  Style risk

n  Small and medium size company risk

n  Foreign market risk

n  Currency risk

n  Credit risk

n  Interest rate risk

n  Derivatives risk

n  Leverage risk

n  Prepayment risk

n  Junk bond risk

Strategic Partners Growth Allocation Fund (Growth Allocation Fund). The Fund's investment objective is to seek to provide long-term capital appreciation. The Fund may be appropriate for investors seeking long-term capital growth. In addition, investors who already have a diversified portfolio may find this allocation suitable as an additional growth component (e.g., investors in their 20s, 30s or 40s who are saving for retirement and who plan to retire in their early to mid 60s).

Risks

n  Market risk

n  Style risk

n  Foreign market risk

n  Currency risk

n  Small and medium size company risk

n  Derivatives risk

Strategic Partners Asset Allocation Funds 3

Risk/Return Summary

An investor can choose any of these three Funds, depending on his or her financial situation, personal investment objectives, investment horizon and level of risk tolerance.

How Are the Funds Managed?

The Manager has contracted with several highly regarded subadvisers (called Advisers) to manage the assets of each Fund. Each Adviser manages a portion of a Fund's assets, focusing on a particular type and style of investing. The Manager monitors the performance of each Fund's Advisers and allocates the Fund's assets among its Advisers.

The Manager believes that its asset allocation strategy and multi-Adviser approach will enhance the performance of the Funds and minimize their volatility. First, the Manager has identified a select group of proven, experienced Advisers. Although each Adviser will focus the management of its Fund segment on a particular type and style of investing, the Manager believes that the combined efforts of several Advisers will result in prudently diversified Funds. Secondly, the Manager believes that, at any given time, certain investment types and styles will generate higher returns than others. Accordingly, the Manager believes that diversifying each Fund among a variety of investment types and styles will reduce volatility relative to the price movements of a single asset class.

Conservative Allocation Fund

The Fund's investment objective is to seek to provide current income and a reasonable level of capital appreciation. This means that we seek investments that will pay income and investments that will increase in value. The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed-income and equity securities. The table identifies the Fund's Advisers, the Fund segments they managed as of the date of this Prospectus, and the allocations among Advisers as of July 31, 2005 as a percentage of long-term investments. The allocations among Advisers will be reviewed by the Manager periodically, and the allocations among Advisers may be altered or adjusted by the Manager without prior notice to shareholders. Such adjustments will be reflected in an annual update to this prospectus.

Adviser	Allocation of Fund's Long-Term Investments	Asset Class	Primary Investment Type/Style
Marsico Capital Management LLC (Marsico) and Goldman Sachs Asset Management L.P. (GSAM)	13%	Equities	Growth-oriented, focusing on large-cap stocks
Hotchkis & Wiley Capital Management (Hotchkis & Wiley) and JPMorgan Fleming Asset Management (JPMorgan)	15%	Equities	Value-oriented, focusing on large-cap stocks
RS Investment Management, LP (RS Investments)	4%	Equities	Growth-oriented, focusing on small-cap stocks

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Adviser	Allocation of Fund's Long-Term Investments	Asset Class	Primary Investment Type/Style
EARNEST Partners (EARNEST) and Vaughan Nelson Investment Management LP (Vaughan Nelson)	4%	Equities	Value-oriented, focusing on small-cap stocks
Pacific Investment Management Company LLC (PIMCO)	54%	Fixed Income	High-quality debt instruments
Goldman Sachs Asset Management (GSAM)	10%	Fixed Income	High-yield debt, including junk bonds and emerging market debt

In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.

The Fund will normally invest approximately 60% of its total assets (which may range up to 65% of its total assets) in debt obligations of varying credit quality, including securities issued or guaranteed by the U.S. government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. The Fund may invest in mortgage-related securities issued or guaranteed by U.S. government entities and in privately-issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. In addition, the Fund may invest up to 10% of its total assets in asset-backed securities.

The Fund may invest up to 15% of its total assets in credit-linked securities, which give the Fund the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate and a return of principal at the maturity date. In addition, the Fund may invest up to 5% of its total assets in event-linked bonds, the return of principal and payment of interest on which depends on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. The debt obligations held by the fixed income sleeves of the Fund investing in high-quality debt instruments will normally have a dollar-weighted average maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of a broad-based bond market index.

The Fund may invest up to 35% of its total assets in high-yield debt obligations - also known as "junk bonds" - including up to 25% of its total assets in securities rated below B by Standard & Poor's (S&P), Moody's Investors Service (Moody's) or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may continue to hold an obligation even if it is later downgraded or no longer rated. The Fund may invest in the securities of issuers that are in default.

Strategic Partners Asset Allocation Funds 5

Risk/Return Summary

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated foreign debt obligations, including up to 10% of its total assets in securities of issuers in emerging markets.

The Fund will normally invest approximately 40% of its total assets (which may range up to 45% of its total assets) in common stocks of U.S. and foreign companies of all market capitalization ranges. The Fund will normally invest up to 15% of its total assets in common stocks of small capitalization ("small-cap") companies. Small-cap companies are similar to those found in the Russell 2000 Index, a market capitalization weighted index comprised of the 2000 smallest companies in the Russell 3000 Index, which in turn is comprised of 3000 of the largest capitalized U.S.domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange (NYSE), American Stock Exchange or NASDAQ. Subject to certain restrictions, the Fund may invest up to 5% of its total assets in any one exchange-traded fund (ETF) or other registered investment company (RIC) and may invest up to 10% of its total assets in ETFs or other RICs collectively.

The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated stocks of foreign companies, including companies in emerging markets. The Fund considers "foreign" securities to be only those debt securities or stocks of foreign companies that are denominated in foreign currencies (including the euro - a multinational currency unit). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in foreign debt securities and stocks of foreign companies do not apply to U.S. dollar denominated foreign debt securities or stocks.

The Fund may invest in Real Estate Investment Trusts (REITs), zero coupon bonds, deferred interest bonds, paid-in-kind securities, capital appreciation bonds, equity/mortgage swaps, structured securities, bank obligations, and interest rate caps, collars and floors.

Moderate Allocation Fund

The Fund's investment objective is to seek to provide capital appreciation and a reasonable level of current income. This means that we seek investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed-income securities. The table below identifies the Fund's Advisers, the Fund segments they managed as of the date of this Prospectus, and the allocations among Advisers as of July 31, 2005 as a percentage of long-term investments. The allocations among Advisers will be reviewed by the Manager periodically, and the allocations among Advisers may be altered or adjusted by the Manager without prior notice to shareholders. Such adjustments will be reflected in an annual update to this prospectus.

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Adviser	Allocation of Fund's Long-Term Investments	Asset Class	Primary Investment Type/Style
Marsico and GSAM	18%	Equities	Growth-oriented, focusing on large-cap stocks
Hotchkis & Wiley and JPMorgan	20%	Equities	Value-oriented, focusing on large-cap stocks
RS Investments	6%	Equities	Growth-oriented, focusing on small-cap stocks
EARNEST and Vaughan Nelson	6%	Equities	Value-oriented, focusing on small-cap stocks
LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg)	14%	International Equities	Stocks of foreign companies
PIMCO	30%	Fixed Income	High-quality debt instruments
GSAM	6%	Fixed Income	High-yield debt, including junk bonds and emerging markets debt

In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.

The Fund will normally invest approximately 65% of its total assets (which may range up to 70% of its total assets) in common stocks of U.S. and foreign companies of all market capitalization ranges. The Fund will normally invest up to 25% of its total assets in common stocks of small-cap companies. Small-cap companies are similar to those found in the Russell 2000 Index, a market capitalization weighted index comprised of the 2000 smallest companies in the Russell 3000 Index, which in turn is comprised of 3000 of the largest capitalized U.S.domiciled companies whose common stock is traded in the U.S. on the NYSE, American Stock Exchange or NASDAQ. Subject to certain restrictions, the Fund may invest up to 5% of its total assets in any one ETF or other RIC and may invest up to 10% of its total assets in ETFs or other RICs collectively.

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated stocks of foreign companies, including companies in emerging markets. The Fund considers "foreign" securities to be only those debt securities or stocks of foreign companies that are denominated in foreign currencies (including the euro - a multinational currency unit). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in foreign debt securities and stocks of foreign companies do not apply to U.S. dollar denominated foreign debt securities or stocks.

The Fund will normally invest approximately 35% of its total assets (which may range up to 40% of its total assets) in debt securities of varying credit quality, including securities issued or guaranteed by the U.S. government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. The Fund may invest in mortgage-related securities issued or guaranteed by U.S. government entities and in privately issued mortgage-related

Strategic Partners Asset Allocation Funds 7

Risk/Return Summary

securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. In addition, the Fund may also invest up to 10% of its total assets in asset-backed securities.

The Fund may invest up to 15% of its total assets in credit-linked securities, which give the Fund the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate and a return of principal at the maturity date. In addition, the Fund may also invest up to 5% of its total assets in event-linked bonds, the return of principal and payment of interest on which depends on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. The debt obligations held by the fixed income sleeves of the Fund investing in high-quality debt instruments will normally have a dollar-weighted average maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of a broad-based bond market index.

The Fund may invest up to 35% of its total assets in high-yield debt obligations - also known as "junk bonds" - including 25% of its total assets in securities rated below B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may continue to hold an obligation even if it is later downgraded or no longer rated. The Fund may invest in the securities of issuers that are in default.

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated foreign debt obligations, including up to 10% of its total assets in debt obligations of issuers in emerging markets.

Each Fund may invest in Real Estate Investment Trusts (REITs), zero coupon bonds, deferred interest bonds, paid-in-kind securities, capital appreciation bonds, equity/mortgage swaps, structured securities, bank obligations, and interest rate caps, collars and floors.

Growth Allocation Fund

The Fund's investment objective is to seek to provide long-term capital appreciation. This means that we seek investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. The table below identifies the Fund's Advisers, the Fund segments they managed as of the date of this Prospectus, and the allocations among Advisers as of July 31, 2005 as a percentage of long-term investments. The allocations among Advisers will be reviewed by the Manager periodically, and the allocations among Advisers may be altered or adjusted by the Manager without prior notice to

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shareholders. Such adjustments will be reflected in an annual update to this prospectus.

Adviser	Allocation of Fund's Long-Term Investments	Asset Class	Primary Investment Type/Style
Marsico and GSAM	29%	Equities	Growth-oriented, focusing on large-cap stocks
Hotchkis & Wiley and JPMorgan	27%	Equities	Value-oriented, focusing on large-cap stocks
RS Investments	10%	Equities	Growth-oriented, focusing on small-cap stocks
EARNEST and Vaughan Nelson	11%	Equities	Value-oriented, focusing on small-cap stocks
LSV and Thornburg	23%	International Equities	Stocks of foreign companies

In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.

The Fund will normally invest substantially all of its assets in common stocks of U.S. and foreign companies of all market capitalization ranges. The Fund will normally invest up to 35% of its total assets in common stocks of small-cap companies. Small-cap companies are similar to those found in the Russell 2000 Index, a market capitalization weighted index comprised of the 2000 smallest companies in the Russell 3000 Index, which in turn is comprised of 3000 of the largest capitalized U.S.domiciled companies whose common stock is traded in the U.S. on the NYSE, American Stock Exchange or NASDAQ. Subject to certain restrictions, the Fund may invest up to 5% of its total assets in any one ETF or other RIC and may invest up to 10% of its total assets in EFTs or other RICs collectively.

The Fund may invest up to 40% of its total assets in non-U.S. dollar denominated stocks of foreign companies, including companies in emerging markets. The Fund considers "foreign" securities to be only those stocks of foreign companies that are denominated in foreign currencies (including the euro - a multinational currency unit). Therefore, the limitation described above on the amount of the Fund's total assets that may be invested in the stocks of foreign companies does not apply to U.S. dollar denominated foreign stocks.

The Fund may invest up to 35% of its total assets in money market instruments when deemed appropriate by the Manager to preserve the Fund's assets. To the extent the Fund invests in money market instruments, the Fund limits the potential for capital appreciation and achieving its investment objective of long-term capital appreciation.

Each Fund may invest in Real Estate Investment Trusts (REITs), zero coupon bonds, deferred interest bonds, paid-in-kind securities, capital appreciation bonds,

Strategic Partners Asset Allocation Funds 9

Risk/Return Summary

equity/mortgage swaps, structured securities, bank obligations, and interest rate caps, collars and floors.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Fund could lose value, and you could lose money. The following summarizes the principal risks of investing in the Funds. Unless otherwise indicated, the following risks apply to each of the Funds.

Market Risk For Common Stocks

Since the Funds invest in common stocks, there is the risk that the price of a particular stock owned by a Fund could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity market as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Small- and Medium-Size Company Risk

Each Fund has segments that invest in stocks of small-size ("small-cap") companies. In addition, each of the Advisers that invests in stocks may from time to time invest in stocks of medium-size ("mid-cap") companies. Mid-cap companies are similar to those found in the Russell MidCap Index, a market capitalization weighted index of common stocks designed to track the performance of mid-cap companies. Small- and mid-cap companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies.

Style Risk

Since some of the Fund segments focus on either a growth or value style, there is the risk that a particular style may be out of favor for a period of time.

Market Risk For Debt Obligations

Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

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Political Developments

Political developments may adversely affect the value of a Fund's foreign securities.

Foreign Market Risk

Investing in foreign securities involves more risk than investing in securities of U.S. issuers. Foreign markets - especially emerging markets - tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S.

Currency Risk

Changes in currency exchange rates may affect the value of foreign securities held by a Fund and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Fund does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Fund to lose money and reduce the amount of income available for distribution.

Other Principal Risks - Conservative Allocation and Moderate Allocation Funds

Interest Rate Risk

Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Derivatives Risk

A Fund may use derivatives including swaps, options and futures as a principal investment strategy to improve its returns or to protect its assets. When used for hedging purposes, derivatives may not fully offset or match the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

Credit Risk

The debt obligations in which the Funds invest are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

Leverage Risk

A Fund may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using "leverage." If a Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged.

Strategic Partners Asset Allocation Funds 11

Risk/Return Summary

The Conservative Allocation and Moderate Allocation Funds may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, a Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities.

The Conservative Allocation and Moderate Allocation Funds may invest in below-investment-grade securities - also known as "junk bonds" - which have a higher risk of default and tend to be less liquid than higher-rated securities. These Funds may also invest in debt obligations of foreign issuers. Investing in foreign securities presents additional risks.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more detailed information about risks associated with the Funds, see "How the Funds Invest - Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how each Fund performs. The following bar charts show each Fund's performance for each full calendar year of operations. The bar charts and tables below demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad measure of market performance and/or a group of similar mutual funds. The returns of market indexes and mutual fund peer groups, which do not include the effect of any sales charges or taxes that may apply for investors in the Funds. Market index returns also do not reflect mutual fund operating expenses. Returns would be lower if they included the effect of these factors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class B shares and after-tax returns for other classes will vary.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

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Conservative Allocation Fund

Annual Returns* (Class A shares)

BEST QUARTER: 9.26% (2nd quarter of 2003) WORST QUARTER: –7.38% (3rd quarter of 2002)

*  These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. (Without the distribution and service (12b-1) fee waiver, the annual return would have been lower, too.)

The total return of the Fund's Class A shares from 1-1-05 to 6-30-05 was 1.92%.

Strategic Partners Asset Allocation Funds 13

Risk/Return Summary

Average Annual Returns1 (as of 12/31/04)

	One Year	Five Years		Since Inception
Class A shares	2.77%	3.90%		5.35%	(since 11-18-98)
Class C shares	6.86	4.31		5.54	(since 11-18-98)
Class M shares[2]	N/A	N/A		N/A	(since 10-04-04)
Class R shares[2]	N/A	N/A		N/A	(since 10-04-04)
Class X shares[2]	N/A	N/A		N/A	(since 10-04-04)
Class Z shares	9.02	5.33		6.60	(since 11-18-98)
Class B Shares
Return Before Taxes	2.86	4.14		5.54	(since 11-18-98)
Return After Taxes on Distributions[3]	2.20	2.88		4.27	(since 11-18-98)
Return After Taxes on Distributions and Sale of Fund Shares[3]	2.17	2.81		3.95	(since 11-18-98)
Index (reflects no deduction for fees, expenses or taxes)
S&P 500[4]	10.87	–	2.30	2.17
Prior Customized Blend[5]	9.10	4.89		5.75
Customized Blend[5]	7.41	4.47		5.38
Lipper Average[6]	7.93	2.01		3.82

1  The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.

2  Class M, Class R and Class X shares are new, and therefore, no full year performance information is available for these share classes

3  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

4  The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.

5  Prior Customized Benchmark for Conservative Allocation Fund (Prior Customized Blend): a model portfolio consisting of the S&P Barra Value Index (15%), S&P Barra Growth Index (15%) the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the Lehman Brothers High Yield Bond Index (20%). Customized Benchmark for Conservative Allocation Fund (Customized Blend): a model portfolio consisting of the Russell 3000 Index (40%) and the Lehman Aggregate Bond Index (60%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund's asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund's performance, based on the amounts allocated to each asset class, rather than based on amounts allocated to various Fund segments as per the Prior Customized Blend. As noted in "Investment Objectives and Principal Strategies" above, the target asset allocations may have shifted since the most recent fiscal year end. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.

6  The Lipper Average is based on the average return of all mutual funds in the Lipper Balanced Funds category and does not include the effect of any sales charges. Returns would be lower if sales charges were reflected. Source: Lipper Inc.

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Moderate Allocation Fund

Annual Return* (Class A shares)

BEST QUARTER: 12.96% (4th quarter of 1999) WORST QUARTER: –12.44% (3rd quarter of 2002)

*  These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The total return of the Fund's Class A shares from 1-1-05 to 6-30-05 was 1.65%.

Strategic Partners Asset Allocation Funds 15

Risk/Return Summary

Average Annual Returns1 (as of 12/31/04)

	One Year	Five Years		Since Inception
Class A shares	5.09%	2.08%		5.03%	(since 11-18-98)
Class C shares	9.34	2.47		5.18	(since 11-18-98)
Class M shares[2]	N/A	N/A		N/A	(since 10-04-04)
Class R shares[2]	N/A	N/A		N/A	(since 10-04-04)
Class X shares[2]	N/A	N/A		N/A	(since 10-04-04)
Class Z shares	11.45	3.51		6.25	(since 11-18-98)
Class B Shares
Return Before Taxes	5.34	2.29		5.18	(since 11-18-98)
Return After Taxes on Distributions[3]	5.26	1.66		4.54	(since 11-18-98)
Return After Taxes on Distributions and Sale of Fund Shares[3]	3.57	1.59		3.96	(since 11-18-98)
Index (reflects no deduction for fees, expenses or taxes)
S&P 500[4]	10.87	–	2.30	2.17
Prior Customized Blend[5]	11.72	2.97		5.26
Customized Blend[5]	10.35	2.25		4.69
Lipper Average[6]	11.05	0.38		4.77

1  The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.

2  Class M, Class R and Class X shares are new, and therefore, no full year performance information is available for these share classes.

3  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

4  The S&P 500 is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.

5  Prior Customized Benchmark for Moderate Allocation Fund (Prior Customized Blend): a model portfolio consisting of the S&P Barra Value Index (20%), the S&P Barra Growth Index (20%), the Russell 2000 Value Index (7.5%), the Russell 2000 Growth Index (7.5%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (10%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the Lehman Brothers U.S. Corporate High Yield Index (15%). Customized Benchmark for Moderate Allocation Fund (Customized Blend): a model portfolio consisting of the Russell 3000 Index (52%), MSCI EAFE (13%) and the Lehman Aggregate Bond Index (35%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund's asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund's performance based on the amounts allocated to each asset class, rather than based on amounts allocated to various Fund segments as per the Prior Customized Blend. As noted in "Investment Objectives and Principal Strategies" above, the target asset allocations may have shifted since the most recent fiscal year end. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.

6  The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Core Funds category and does not include the effect of any sales charges. Returns would be lower if sales charges were reflected. Source: Lipper Inc.

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Growth Allocation Fund

Annual Return* (Class A shares)

BEST QUARTER: 20.08% (4th quarter of 1999) WORST QUARTER: –18.72% (3rd quarter of 2002)

*  These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. The total return of the Fund's Class A shares from 1-1-05 to 6-30-05 was 1.34%.

Strategic Partners Asset Allocation Funds 17

Risk/Return Summary

Average Annual Returns1 (as of 12/31/04 )

	One Year	Five Years		Since Inception
Class A shares	7.71%	0.32%		5.41%	(since 11-18-98)
Class C shares	12.14	0.73		5.61	(since 11-18-98)
Class M shares[2]	N/A	N/A		N/A	(since 10-04-04)
Class R shares[2]	N/A	N/A		N/A	(since 10-04-04)
Class X shares[2]	N/A	N/A		N/A	(since 10-04-04)
Class Z shares	14.25	1.75		6.68	(since 11-18-98)
Class B Shares
Return Before Taxes	8.05	0.53		5.59	(since 11-18-98)
Return After Taxes on Distributions[3]	8.05	0.13		4.91	(since 11-18-98)
Return After Taxes on Distributions and Sale of Fund Shares[3]	5.23	0.35		4.33	(since 11-18-98)
Index (reflects no deduction for fees, expenses or taxes)
S&P 500[4]	10.87	–	2.30	2.17
Prior Customized Blend[5]	14.98	0.91		4.95
Customized Blend[5]	13.57	–	1.10	3.37
Lipper Average[6]	11.05	0.38		4.77

1  The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.

2  Class M, Class R and Class X shares are new, and therefore, no full year performance information is available for these share classes.

3  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

4  The S&P 500 is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.

5  Prior Customized Benchmark for Growth Allocation Fund (Prior Customized Blend): a model portfolio consisting of the S&P Barra Value Index (25%), the S&P 500/Barra Growth Index (25%), the Russell 2000 Value Index (15%), the Russell 2000 Growth Index (15%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (20%). Customized Benchmark for Growth Allocation Fund (Customized Blend): a model portfolio consisting of the Russell 3000 Index (80%) and the MSCI EAFE Index (20%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund's asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund's performance based on the amounts allocated to each asset class, rather than based on amounts allocated to various Fund segments as per the Prior Customized Blend. As noted in "Investment Objectives and Principal Strategies" above, the target asset allocations may have shifted since the most recent fiscal year end. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund. Source: Lipper Inc.

6  The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-cap Core Funds category and does not include the effect of any sales charges. These returns would be lower if sales charges were reflected. Source: Lipper Inc.

18 Visit our website at www.strategicpartners.com

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of a Fund. Each share class has different sales charges - known as loads - and expenses, but represents an investment in the same Fund. Class Z and Class R shares are available only to limited groups of investors. Class M and Class X shares are not offered to new purchasers, but are exchangeable with the same class of shares of certain other Strategic Partners and JennisonDryden funds. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."

Shareholder Fees1 (paid directly from your investment)

	Class A	Class B	Class C	Class M	Class R	Class X	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%[2]	5%[3]	1%[4]	6%[5]	None	6%[6]	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None	None

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc. (Prudential).

3  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

4  The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

5  The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares approximately eight years after purchase.

6  The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase.

Strategic Partners Asset Allocation Funds 19

Risk/Return Summary

Annual Fund Operating Expenses (deducted from Fund assets)
	Class A1	Class B	Class C	Class M	Class R1	Class X	Class Z
Conservative Allocation Fund
Management fees	.75%	.75%	.75%	.75%	.75%	.75%	.75%
+ Distribution and service (12b-1) fees	.30%	1.00%	1.00%	1.00%	.75%	1.00%	None
+ Other expenses	.44%	.44%	.44%	.44%	.44%	.44%	.44%
= Total annual Fund operating expenses	1.49%	2.19%	2.19%	2.19%	1.94%	2.19%	1.19%
– Fee waiver[1]	.05%	None	None	None	.25%	None	None
= Net annual Fund operating expenses	1.44%	2.19%	2.19%	2.19%	1.69%	2.19%	1.19%
Moderate Allocation Fund
Management fees	.75%	.75%	.75%	.75%	.75%	.75%	.75%
+ Distribution and service (12b-1) fees	.30%	1.00%	1.00%	1.00%	.75%	1.00%	None
+ Other expenses	.32%	.32%	.32%	.32%	.32%	.32%	.32%
= Total annual Fund operating expenses	1.37%	2.07%	2.07%	2.07%	1.82%	2.07%	1.07%
– Fee waiver[1]	.05%	None	None	None	.25%	None	None
= Net annual Fund operating expenses	1.32%	2.07%	2.07%	2.07%	1.57%	2.07%	1.07%
Growth Allocation Fund
Management fees	.75%	.75%	.75%	.75%	.75%	.75%	.75%
+ Distribution and service (12b-1) fees	.30%	1.00%	1.00%	1.00%	.75%	1.00%	None
+ Other expenses	.38%	.38%	.38%	.38%	.38%	.38%	.38%
= Total annual Fund operating expenses	1.43%	2.13%	2.13%	2.13%	1.88%	2.13%	1.13%
– Fee waiver[1]	.05%	None	None	None	.25%	None	None
= Net annual Fund operating expenses	1.38%	2.13%	2.13%	2.13%	1.63%	2.13%	1.13%

1  The distributor of the Funds has contractually agreed to reduce its distribution and service (12b-1) fees to an annual rate of .25 of 1% of the average daily net assets of Class A shares and to .50 of 1% of the average daily net assets of Class R shares, for the year ending July 31, 2006.

Example

This example is intended to help you compare the fees and expenses of each Fund's different share classes and the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same except that the contractual waiver of distribution and service (12b-1) fees for Class A and Class R shares is effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects such conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund
Class A shares	$689	$990	$1,314	$2,228
Class B shares	722	985	1,275	2,264
Class C shares	322	685	1,175	2,524
Class M shares	822	1,085	1,375	2,347
Class R shares	172	585	1,024	2,244
Class X shares	822	1,085	1,475	2,524
Class Z shares	121	378	654	1,443

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Moderate Allocation Fund
Class A shares	$677	$955	$1,254	$2,102
Class B shares	710	949	1,214	2,137
Class C shares	310	649	1,114	2,400
Class M shares	810	1,049	1,314	2,221
Class R shares	160	548	962	2,117
Class X shares	810	1,049	1,414	2,400
Class Z shares	109	340	590	1,306
Growth Allocation Fund
Class A shares	$683	$973	$1,284	$2,165
Class B shares	716	967	1,244	2,201
Class C shares	316	667	1,144	2,462
Class M shares	816	1,067	1,344	2,284
Class R shares	166	567	993	2,181
Class X shares	816	1,067	1,444	2,462
Class Z shares	115	359	622	1,375

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Fund
Class A shares	$689	$990	$1,314	$2,228
Class B shares	222	685	1,175	2,264
Class C shares	222	685	1,175	2,524
Class M shares	222	685	1,175	2,347
Class R shares	172	585	1,024	2,244
Class X shares	222	685	1,175	2,524
Class Z shares	121	378	654	1,443
Moderate Allocation Fund
Class A shares	$677	$955	$1,254	$2,102
Class B shares	210	649	1,114	2,137
Class C shares	210	649	1,114	2,400
Class M shares	210	649	1,114	2,221
Class R shares	160	548	962	2,117
Class X shares	210	649	1,114	2,400
Class Z shares	109	340	590	1,306
Growth Allocation Fund
Class A shares	$683	$973	$1,284	$2,165
Class B shares	216	667	1,144	2,201
Class C shares	216	667	1,144	2,462
Class M shares	216	667	1,144	2,284
Class R shares	166	567	993	2,181
Class X shares	216	667	1,144	2,462
Class Z shares	115	359	622	1,375

Strategic Partners Asset Allocation Funds 21

How the Funds Invest

INVESTMENT POLICIES

Conservative Allocation Fund

The Fund's investment objective is to seek to provide current income and a reasonable level of capital appreciation. This means that we seek investments that will pay income and increase in value. The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed-income and equity securities.

Moderate Allocation Fund

The Fund's investment objective is to seek to provide capital appreciation and a reasonable level of current income. This means that we seek investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed-income securities.

Growth Allocation Fund

The Fund's investment objective is to seek to provide long-term capital appreciation. This means that we seek investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities.

Fixed-Income Segments

The Conservative Allocation and Moderate Allocation Funds normally invest approximately 60% (which may range up to 65%) and approximately 35% (which may range up to 40% ) of their respective total assets, in debt securities of varying credit quality, including securities issued or guaranteed by the U.S. government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. PIMCO and GSAM manage the fixed-income segments of the Conservative Allocation and Moderate Allocation Funds.

Conservative Allocation and Moderate Allocation Funds may each invest up to 35% of their respective total assets in high yield debt obligations - also known as "junk bonds" - including securities rated below B by S&P, Moody's or another major rating service, and unrated debt obligations that the Adviser believes are comparable in quality. The Funds will buy securities rated below B opportunistically, when the securities' values appear attractive relative to the Adviser's perception of the underlying credit quality.

Conservative Allocation and Moderate Allocation Funds may each invest up to 30% of their respective total assets in non-U.S. dollar denominated foreign debt securities, including up to 10% of its total assets in securities of issuers in emerging markets, including (but not limited to) Brady Bonds.

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Conservative Allocation and Moderate Allocation Funds may each also invest up to 5% of their respective total assets in event-linked bonds, the return of principal and payment of interest on which depends on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon.

The Advisers of the fixed-income segments for these two Funds each focus on a particular type of investing.

PIMCO focuses primarily on investment-grade domestic and foreign debt obligations - debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that PIMCO believes are comparable in quality.

GSAM focuses primarily on high-yield domestic and foreign debt obligations , including junk bonds and debt obligations of issuers from emerging markets.

In choosing debt obligations, PIMCO and GSAM consider economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. PIMCO and GSAM also evaluate individual debt securities within each fixed-income sector based upon their relative investment merit. They also consider factors such as yield, duration and potential for price or currency appreciation, as well as credit quality, maturity and risk.

Mortgage-Related Securities

The Conservative Allocation and Moderate Allocation Funds may each invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. government or its agencies include obligations of the Federal National Mortgage Association (FNMA) and the Government National Mortgage Association (GNMA) and debt securities issued by the Federal Home Loan Mortgage Corporation. The U.S. government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities, but not their value. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage pass-through securities include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multiclass pass-through security is an

Strategic Partners Asset Allocation Funds 23

How the Funds Invest

equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multiclass pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

The values of mortgage-backed securities vary with changes in market interest rates, generally, and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

Asset-Backed Securities

The Conservative Allocation and Moderate Allocation Funds may each invest in asset-backed debt securities including collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs). An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. However, credit related asset-backed securities may be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Equity Segments

The Conservative Allocation, Moderate Allocation and Growth Allocation Funds normally invest approximately 40% (which may range up to 45%), approximately 65% (which may range up to 70%) and substantially all, respectively, of their total assets in stocks of U.S. and foreign companies. The Conservative Allocation, Moderate Allocation and Growth Allocation Funds may invest up to 20%, 30% and 40%, respectively, of their total assets in non-U.S. dollar denominated stocks of companies located in foreign countries, including developing countries. The Funds consider "foreign" securities to be only those stocks of foreign companies that are denominated in foreign currencies (including the euro - a multinational currency

24 Visit our website at www.strategicpartners.com

unit). Therefore, the limitation on the amount of a Fund's total assets that may be invested in the stock of foreign companies does not apply to U.S. dollar denominated foreign stocks. Marsico, GSAM, Hotchkis & Wiley, JPMorgan, RS Investments, EARNEST and Vaughan Nelson manage portions of the equity segments of each Fund. In addition, LSV and Thornburg select foreign equity investments for up to 20%, 30% and 40%, of the total assets of the Conservative Allocation, Moderate Allocation and Growth Allocation Funds, respectively.

Each Fund may also invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs and EDRs are certificates - usually issued by a bank or trust company - that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and may be valued in foreign currencies.

Large companies may be defined as those companies with market capitalizations comparable to those found in the Russell 1000 Index. As of August 31, 2005, the Russell 1000 Index market capitalization range was approximately $906 million to $381 billion. Market capitalization is measured at the time of purchase.

The Advisers (in alphabetical order, below) of each Fund's equity segments each focus on a particular type and style of investing.

EARNEST Partners focuses on stocks of small-cap companies, using a value investment style, and may from time to time additionally emphasize investments in mid-cap companies. EARNEST Partners employs a fundamental analysis screening process, called Return Pattern Recognition®, which identifies factors that EARNEST Partners believes to be helpful in selecting stocks that will outperform the Russell 2000 Value Index. EARNEST Partners' investment team conducts intensive fundamental analysis on the highest-ranking stocks identified by its Return Pattern Recognition® model. EARNEST Partners' fundamental company analysis consists of an industry review, a competitive framework analysis, review of the company's current and prospective financials, an assessment of the effect of current news on the company and an evaluation of the company's management. EARNEST Partners controls risk by using a statistical approach called "downside deviation," which measures and controls the prospects of substantially underperforming the broader small- and medium-size company market. EARNEST Partners will sell a portfolio holding when it identifies meaningful adverse information that would cause the holding to fail the fundamental review described above. In addition, since EARNEST Partners seeks to hold a consistent number of equity securities in the segment, it will replace a portfolio holding if it identifies a more promising investment.

Strategic Partners Asset Allocation Funds 25

How the Funds Invest

Goldman Sachs Asset Management employs a quantitatively driven, bottom-up approach to equity investing based on the belief that active management can add value. Successful active management requires comprehensive analysis of all the relevant data, careful risk management, discipline and objectivity. GSAM combines fundamental analysis with sophisticated quantitative modeling and carefully manages the risk in our portfolios. GSAM believes that this process will provide positive excess returns over our benchmarks over time.

Hotchkis & Wiley normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The Sub-advisor also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

JPMorgan follows a three-step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

LSV utilizes a deep value investment style. LSV uses proprietary investment models to manage its portion of the Series in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-US, developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory

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environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

RS Investments focuses on stocks of small-cap companies, using a growth investment style, and may from time to time additionally emphasize investments in mid-cap companies. Small-cap companies may be defined as those companies with market capitalizations like those found in the Russell 2000 Index. As of August 31, 2005, the Russell 2000 Index market capitalization range was from approximately $58 million to $3.5 billion. Mid-cap companies may be defined as those companies with market capitalizations like those found in the Russell Midcap Index. As of August 31, 2005, the Russell Midcap Index market capitalization range was from approximately $906 million to $17.8 billion. RS Investments selects stocks of companies that it believes to have potential to rapidly grow revenues, earnings or cash flow. Although RS Investments may find these companies in growing industries, its strategy targets companies with sustainable competitive advantages, like unique products or proprietary technology, that may provide these companies with growth opportunities regardless of the growth outlook of the industry. RS Investments will consider selling a security when it thinks the security has achieved its growth potential, or when RS Investments thinks it can find better growth opportunities.

Thornburg utilizes a relative value investment style. Thornburg uses a bottom-up investment process which looks to identify promising companies selling at a discount to their intrinsic value.

Vaughan Nelson focuses on a value investment style and believes temporary information and liquidity inefficiencies in the small capitalization universe provide the active manager with opportunities to invest in companies at valuations materially below their long-term intrinsic value. Vaughan Nelson utilizes a disciplined valuation methodology combined with fundamental research to take advantage of the inefficiencies inherent in the small cap value universe.

For more information, see "Investment Risks" and the Statement of Additional Information (SAI), "Description of the Funds, Their Investments and Risks." The SAI contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.

Strategic Partners Asset Allocation Funds 27

How the Funds Invest

Although we make every effort to achieve each Fund's objective, we can't guarantee success. Except for certain investment restrictions described in the SAI, the Board of Trustees (the Board) can change the investment objective and policies of each Fund without obtaining shareholder approval.

Cash Management

To the extent that any segment of the Funds has uninvested assets, Prudential Investment Management, Inc. (PIM) will manage these assets until the Adviser responsible for such assets requires them for investment in accordance with the Adviser's investment type or style. PIM will invest such assets primarily in high-quality, short-term money market instruments.

OTHER INVESTMENTS AND STRATEGIES

In addition to their principal strategies described above, unless otherwise specified below, we may also use the following investment strategies to increase the Funds' returns or protect their assets if market conditions warrant.

Money Market Instruments

Each Fund may invest in high-quality money market instruments. Money market instruments include the commercial paper of U.S. and foreign corporations, obligations of U.S. and foreign banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government.

Each Fund will generally purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. Each Fund may also invest in money market instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Growth Allocation Fund uses money market instruments for cash management purposes only.

U.S. Government Securities

Each Fund may invest in debt obligations issued by the U.S. Treasury. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. government.

Each Fund may also invest in other debt obligations issued or guaranteed by the U.S. government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA and the Student Loan Marketing Association, are not backed by the full faith and credit of the

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U.S. government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

The U.S. government sometimes "strips" its debt obligations into their component parts: the U.S. government's obligation to make interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

Temporary Defensive Investments

In response to adverse market, economic or political conditions, each Fund may temporarily invest up to 100% of its total assets in money market instruments or U.S. government securities. Investing heavily in these securities limits our ability to achieve each Fund's investment objective, but can help to preserve a Fund's assets when securities markets are unstable.

Reverse Repurchase Agreements and Dollar Rolls

Each Fund may enter into reverse repurchase agreements. When a Fund enters into a reverse repurchase agreement, the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

The Conservative Allocation and Moderate Allocation Funds may each enter into dollar rolls. When a Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

Repurchase Agreements

Each Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for a Fund and is, in effect, a loan by the Fund. The Growth Allocation Fund uses repurchase agreements for cash management purposes, only.

Strategic Partners Asset Allocation Funds 29

How the Funds Invest

Convertible and Preferred Securities

Each Fund may also invest in convertible and preferred securities, including convertible bonds, convertible preferred stock, and non-convertible preferred stock, warrants and rights. These are securities - like bonds, corporate notes and preferred stock - that can convert into the company's common stock or some other equity security.

Collateralized-Debt Obligations (CDOs)

The Conservative Allocation and Moderate Allocation Funds may each invest in collateralized debt obligations (CDOs). A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors. Investment in CDOs will be limited to 5% of the investable assets of each Fund.

Credit-Linked Securities

The Conservative Allocation and Moderate Allocation Funds may each invest in credit-linked securities. Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

Derivative Strategies

We may use various derivatives strategies to try to improve a Fund's returns. We may also use hedging strategies to try to protect a Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that a Fund will not lose money. The derivatives in which the Funds may invest include, but are not limited to, futures, options and options on futures and swaps. In addition, each Fund may enter into foreign currency forward contracts and foreign currency exchange contracts and purchase commercial paper that is indexed to foreign currency exchange rates. Each Fund may also use "currency hedges" to help protect its net asset value (NAV) from declining if a particular foreign currency were to decrease in value against the U.S. dollar.

Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment - a security, market index, currency, interest rate or some other benchmark - will go up or down at some future

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date. We may use derivatives to try to reduce risk or to increase return consistent with a Fund's overall investment objective. The Adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset a Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. When a Fund uses derivative strategies, the Fund designates certain assets as segregated, as required by the Securities and Exchange Commission (SEC or Commission). For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks - Risk Management and Return Enhancement Strategies."

Options

Each Fund may purchase and sell put and call options on securities, swap agreements, securities indexes, futures contracts and currencies traded on U.S. or foreign securities exchanges or on the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes and U.S. government securities. A Fund will sell only covered options.

Futures Contracts and Related Options and Foreign Currency Forward Contracts

A Fund may purchase and sell financial futures contracts and related options with respect to, among other things, debt securities, aggregates of debt securities, interest rates, currencies, financial indexes or U.S. Government securities. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying asset at a future date or to make or receive a cash payment based on the value of a securities index or some other asset on a stipulated future date. The terms of futures contracts are generally standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and a Fund makes daily margin payments based on price movements in the index. The Conservative Allocation and Moderate Allocation Funds may also invest in futures contracts on interest rate swaps to hedge the Fund's assets; that is, to attempt to protect the Fund's assets from a decline in value. Each Fund also may enter into foreign currency forward contracts to attempt to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily. For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks - Risk Management and Return Enhancement Strategies."

Strategic Partners Asset Allocation Funds 31

How the Funds Invest

Short Sales

The Funds may make short sales of a security. This means that a Fund may sell a security that it does not own when it thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund's gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. Each Fund may also make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Additional Strategies

Each Fund may also use additional strategies, such as purchasing debt securities on a when-issued or delayed-delivery basis. When a Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Fund does not earn interest income until the date the debt obligations are delivered.

The Conservative Allocation and Moderate Allocation Funds may each enter into swap transactions, including interest rate, index, credit, long and short credit default, currency, and total return swaps agreements (or a combination of these swap agreements or other similar swap agreements) or options on swap agreements. The swap may, among other things, preserve a return or spread on a particular investment or portion of a Fund, protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or transfer or allocate credit risk.

Each Fund also follows certain policies when it borrows money (each Fund can borrow up to 331/3% of the value of its total assets and pledge up to 331/3% of its total assets to secure these borrowings); and holds illiquid securities (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days).

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Each Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

Portfolio Turnover

It is not a principal strategy of any Fund to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, as a result of the strategies described above, a Fund may have an annual portfolio turnover rate of over 100%. For the fiscal year ended July 31, 2005, the Conservative Allocation, Moderate Allocation and Growth Allocation Funds had annual portfolio turnover rates of 379%, 285% and 200%, respectively. Portfolio turnover is generally the percentage computed by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover may occur due to active portfolio management by the Advisers or as a result of reallocations among Advisers. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect a Fund's performance. It also can result in the Funds generating more short-term capital gain rather than long-term capital gain, causing more dividends to shareholders to be taxable as ordinary income rather than as long-term capital gain.

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Funds is no exception. Since a Fund's holdings can vary significantly from broad market indexes, performance of the Funds can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal strategies and certain other non-principal strategies that the Funds may use. Unless otherwise noted, a Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, "Description of the Funds, Their Investments and Risks" in the SAI.

Strategic Partners Asset Allocation Funds 33

How the Funds Invest

Investment Type

% of Total Assets	Risks	Potential Rewards
Common stocks Conservative Allocation Fund Approximately 40% (may range up to 45%) Moderate Allocation Fund Approximately 65% (may range up to 70%) Growth Allocation Fund Substantially all	■ Individual stocks could lose value
■ The equity markets could go down, resulting in a decline in value of a Fund's investments
■ Companies that pay dividends may not do so if they don't have profits or adequate cash flow
■ Changes in economic or political conditions, both domestic and international may result in a decline in the value of a Fund's investments	■ Historically, stocks have outperformed other investments over the long term
■ Generally, economic growth leads to higher corporate profits, which leads to an increase in stock prices, known as capital appreciation
■ May be a source of dividend income

Small capitalization stocks Conservative Allocation Fund Up to 15% Moderate Allocation Fund Up to 25% Growth Allocation Fund Up to 35%	■ Stocks of smaller companies are more volatile and may decline more than those in the S&P 500
■ Smaller companies are more likely to reinvest earnings and not pay dividends
	■ Changes in interest rates may lead to an increase in price volatility of the securities of smaller companies more than the securities of larger companies	■ Highly successful smaller companies can outperform larger ones

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Investment Type (cont'd)

% of Total Assets	Risks	Potential Rewards
Fixed-income securities Conservative Allocation Fund Approximately 60% (may range up to 65%) Moderate Allocation Fund Approximately 35% (may range up to 40%)	■ A Fund's holdings, share price, yield and total return will fluctuate in response to bond market movements
■ Credit risk - the risk that the default of an issuer would leave a Fund with unpaid interest or principal. The lower an instrument's quality, the higher its potential volatility
■ Market risk - the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole
■ Interest rate risk - the value of most bonds will fall when interest rates rise: the longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities	■ Bonds have generally outperformed money market instruments over the long term with less risk than stocks
■ Most bonds will rise in value when interest rates fall
■ A source of regular interest income
■ Generally more secure than stocks since companies must pay their debts before paying stockholders
■ Investment-grade obligations have a lower risk of default
■ Bonds with longer maturity dates typically have higher yields
■ Intermediate-term securities may be less susceptible to loss of principal than longer-term securities

Strategic Partners Asset Allocation Funds 35

How the Funds Invest

Investment Type (cont'd)

% of Total Assets	Risks	Potential Rewards
Foreign Equity securities
Conservative Allocation Fund
Up to 20%
Moderate Allocation Fund
Up to 30%
Growth Allocation Fund
Up to 40%
Foreign Debt Securities
Conservative Allocation and Moderate Allocation Funds
Up to 30% (no more than 10% in emerging markets)	■ Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as in the U.S.
■ Currency risk - adverse changes in the value of foreign currencies can cause losses (non U.S. currency denominated securities)
■ May be less liquid than U.S. stocks and bonds
■ Differences in foreign laws, accounting standards, public information, custody and settlement practices provide less reliable information on foreign investments and involve more risk
■ Investments in emerging markets securities are subject to greater volatility and price declines
■ Not all government securities are insured or guaranteed by the government, but only by the issuing agency	■ Investors can participate in the growth of foreign markets through the Fund's Investment in companies operating in those markets
■ May profit from a favorable change in the value of foreign currencies
■ Opportunities for diversification
■ Principal and interest on foreign government securities may be guaranteed

U.S. Government securities All Funds Percentage varies, depending on the percentage of each Fund's assets that may be invested in fixed-income securities; up to 100% on a temporary basis	■ Some are not insured or guaranteed by the U.S. government, but only by the issuing agency ■ Limits potential for capital appreciation ■ See market risk ■ See interest rate risk	■ A source of regular interest income
■ The U.S. government guarantees interest and principal payments on certain securities
■ Generally more secure than lower quality debt securities and equity securities
■ May preserve a Fund's assets

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Investment Type (cont'd)

% of Total Assets	Risks	Potential Rewards
Money market instruments All Funds Up to 35% on a normal basis and up to 100% on a temporary basis.	■ Limits potential for capital appreciation and achieving a Fund's objective
■ Credit risk - the risk that the default of an issuer would leave a Fund with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility
	■ Market risk - the risk that the market value of an investment may move up or down. Market risk may affect an industry, a sector or the market as a whole	■ May preserve a Fund's assets

Mortgage-related securities Conservative Allocation and Moderate Allocation Funds Percentage varies, up to 35%	■ Prepayment risk - the risk that the underlying mortgage may be prepaid partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require a Fund to reinvest in lower-yielding securities
■ Credit risk - the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk
■ See market risk under "Fixed Income Obligations", above
■ See interest rate risk under "Fixed Income Obligations", above	■ A source of regular interest income
■ The U.S. government guarantees interest and principal payments on certain securities
■ May benefit from security interest in real estate collateral
■ Pass-through instruments provide greater diversification than direct ownership of loans

Strategic Partners Asset Allocation Funds 37

How the Funds Invest

Investment Type (cont'd)

% of Total Assets	Risks	Potential Rewards
High-yield debt securities (junk bonds)
Conservative Allocation and Moderate Allocation Funds
Up to 35%, but usually approximately the same percentage as the target allocation set forth in the Risk/Return Summary.	■ Higher credit risk than higher-grade debt securities
■ Higher market risk than higher-grade debt securities
■ More volatile than higher-grade debt securities
	■ May be more illiquid (harder to value and sell), in which case valuation would depend more on the Adviser's judgment than is generally the case with higher-rated securities	■ May after higher interest income than higher-grade debt securities and higher potential gains since most bonds rise in value when interest rates fall

Asset-backed securities Conservative Allocation and Moderate Allocation Funds Up to 10%	■ See prepayment risk under mortgage-related securities above
■ The security interest in the underlying collateral may be non-existent or may not be as great as with mortgage-related securities
■ Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk
■ See market risk under "Fixed Income Obligations", above
■ See interest rate risk under "Fixed Income Obligations", above	■ A source of regular interest income
■ Prepayment risk is generally lower than with mortgage-related securities
■ Pass-through instruments provide greater diversification than direct ownership of loans
■ May offer higher yield due to their structure

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Investment Type (cont'd)

% of Total Assets	Risks	Potential Rewards
Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Conservative Allocation and Moderate Allocation Funds Up to 5%	■ The CDO's underlying obligations may not be authorized investments for the Fund
■ A CDO is a derivative, and is subject to credit, liquidity and market risks, as well as volatility
	■ Limited liquidity because of transfer restrictions and no organized trading market	■ Greater diversification than direct investment in assets ■ May offer higher yield due to their structure

Credit-linked securities Conservative Allocation and Moderate Allocation Funds Up to 15%	■ The issuer of the credit-linked security may default or go bankrupt
■ Credit risk of the corporate credits underlying the credit default swaps
■ Typically private negotiated transactions, resulting in limited liquidity or no liquidity
■ See market risk under "Fixed Income Obligations" above and prepayment risk under Mortgage-Related Securities above
	■ See risks under "Swaps" below	■ Regular stream of payments ■ Pass-through instruments provide greater diversification than direct investments ■ May offer higher yield due to their structure

Strategic Partners Asset Allocation Funds 39

How the Funds Invest

Investment Type (cont'd)

% of Total Assets	Risks	Potential Rewards
Derivatives All Funds Percentage varies	■ The value of derivatives (such as futures and options) that are used to hedge a portfolio security is determined independently from that security and could result in a loss to a Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security
■ Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities
■ The counterparty to a derivatives contract could default
■ Derivatives can increase share price volatility and those that involve leverage could magnify losses
■ Certain types of derivatives involve costs to a Fund, which can reduce returns
■ May be difficult to value precisely or sell at the time or price desired	■ Derivatives could make money and protect against losses if the investment analysis proves correct
■ One way to manage a Fund's risk/return balance is by locking in the value of an investment ahead of time
■ Derivatives that involve leverage could generate substantial gains at low cost
■ May be used to hedge against changes in currency exchange rates

Reverse repurchase agreements All Funds Combined with dollar rolls, up to 331/3%, usually less than 10%	■ May magnify underlying investment losses ■ Investment costs may exceed potential underlying investment gains	■ May magnify underlying investment gains

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Investment Type (cont'd)

% of Total Assets	Risks	Potential Rewards
Dollar rolls
Conservative Allocation and Moderate Allocation Funds
Combined with reverse repurchase agreements, up to 331/3%, usually less than 10%
When issued and delayed-delivery securities
All Funds
Percentage varies, usually less than 10%

Borrowing All Funds Up to 331/3%, usually less than 10%	■ Leverage borrowing for investments may magnify losses ■ Interest costs and investment fees may exceed potential investment gains	■ Leverage may magnify investment gains

Stripped securities Conservative Allocation and Moderate Allocation Funds Percentage varies	■ More volatile than securities that have not separated principal and interest ■ Mortgage-backed stripped securities have more pre-payment and interest rate risk than other mortgage-related securities	■ Value rises faster when interest rates fall

Swaps Conservative Allocation and Moderate Allocation Funds Up to 15% of net assets	■ Speculative technique including risk of loss of interest payment swapped
■ May be difficult to value precisely
■ May be difficult to sell at the time or price desired
	■ The counterparty to a swap agreement could default	■ Helps protect the return on on investment

Strategic Partners Asset Allocation Funds 41

How the Funds Invest

Investment Type (cont'd)

% of Total Assets	Risks	Potential Rewards
Illiquid securities All Funds Up to 15% of net assets	■ May be difficult to value precisely ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

Adjustable/floating rate securities Conservative Allocation and Moderate Allocation Funds Percentage varies	■ Value lags value of fixed-rate securities when interest rates change	■ Can take advantage of rising interest rates

Exchange-Traded Funds (ETFs) All Funds Up to 5% in any one ETF or other registered investment company (RIC), and up to 10% in ETFs or other RICs collectively	■ Equity markets could go down, resulting in a decline in value of a Fund's investments (EFTs typically hold portfolios of securities designed to track the performance of various broad securities indices or sectors of such indices)	■ Provides diversified exposures to equity markets ■ Historically, stocks have outperformed other investments over the long term

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How the Trust is Managed

BOARD OF TRUSTEES

Board oversees the actions of the Manager, the Advisers and the Distributor and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of each Fund.

MANAGER

Prudential Investments LLC (PI or the Manager)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Under a management agreement with the Trust, PI manages each Fund's investment operations and administers its business affairs. PI relies on its Strategic Investment Research Group (SIRG) in managing each Fund's investment operations. PI is also responsible for all investment advisory services and supervising the Advisers. For the fiscal year ended July 31, 2005 each Fund paid PI management fees computed at the annual rate of 0.75% of the average daily net assets up to $500 million, 0.70% of the average daily net assets for the next $500 million and 0.65% of the average daily net assets in excess of $1 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective Advisers for the Trust. In evaluating a prospective Adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Advisers.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2005, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as investment manager or administrator to closed-end investment companies, with aggregate assets of approximately $90.1 billion.

PI and the Trust operate under an exemptive order (the Order) from the SEC that generally permits PI to enter into or amend agreements with unaffiliated Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with Advisers. Shareholders of each Fund still have the right to terminate these agreements for a Fund at any time by a vote of the majority of outstanding shares of that Fund. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order.

Strategic Partners Asset Allocation Funds 43

How the Fund is Managed

ADVISERS AND PORTFOLIO MANAGERS

Introduction

The Advisers are responsible for the day-to-day management of each Fund segment that they manage, subject to the supervision of PI and the Board. The Advisers are paid by PI, not the Trust.

The Advisers manage segments within the Funds, focusing on a particular investment type and style. The Manager allocates daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the segments of each Fund. By using several Advisers for each Fund, and by periodically rebalancing each Fund in accordance with its asset allocation strategy, the Manager seeks long-term benefits from a balance of different investment disciplines. The Manager believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Funds and help reduce their volatility. Reallocations may result in higher portfolio turnover and correspondingly higher transactional costs. In addition, a Fund may experience wash transactions - where one Adviser buys a security at the same time another Adviser sells it. When this happens, the Fund's position in that security remains unchanged, but the Fund has paid additional transaction costs.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreements is available in the Funds' annual reports (for any agreements approved during the six-month period ended July 31, 2005) and will be available in the Funds' semi-annual reports (for any agreements approved during the six-month period ended January 31, 2006).

The following sets forth certain information about each of the Advisers (in alphabetical order).

EARNEST Partners (EARNEST)

EARNEST is a wholly owned subsidiary of EARNEST Holdings, LLC, an employee-owned company in which Paul E. Viera, Jr. (whose background is described below) holds a controlling interest. Founded in 1998, EARNEST Partners had approximately $14.3 billion in assets under management as of June 30, 2005. The address of EARNEST Partners is 75 14th St., Suite 2300, Atlanta, GA 30309.

Paul E. Viera, Jr., Chief Executive Officer and Partner of EARNEST Partners, manages the EARNEST Partners segment of the Funds. A founding member of EARNEST

44 Visit our website at www.strategicpartners.com

Partners, he previously served as a Global Partner of, and portfolio manager with, INVESCO Capital Management from 1991 to 1998.

EARNEST has been an Adviser to the Funds since December 2001.

Goldman Sachs Asset Management LP (GSAM)

GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $452.6 billion in assets as of June 30, 2005. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

The large capitalization growth equity segments of the Funds advised by GSAM are team-managed. The portfolio managers responsible for the day-to-day management are Gary Chropuvka and Melissa R. Brown, CFA

Mr. Chropuvka is responsible for the day-to-day implementation and trading of the portfolios. He is also a member of the GQE Investment Policy Committee. He joined GSAM in March 1998 working on Private Equity Partnerships. He received his Masters in Financial Engineering from Columbia University in 2000. Prior to this, Mr. Chropuvka spent four years with Morgan Stanley's Correspondent Clearing Group. He received a B.A. in Mathematics from Rutgers University in 1993. Ms. Brown is a Senior Portfolio Manager responsible for US Portfolios for the Global Quantitative Equity Group. Melissa has over 20 years experience in the industry, including 10 years as an All- Star- rated Quantitative Analyst in the Institutional Investor annual survey. Each of the portfolio managers have managed the large capitalization growth equity segments of the Funds advised by GSAM since GSAM became an Adviser to the Funds in June 2005.

The high yield segments of the Funds advised by GSAM are team-managed. The portfolio managers responsible for the day-to-day management of the high yield segments of the Funds are Jonathan Beinner, Tom Kenney, Andrew Jessop, Diana Gordon, Rob Cignarella and Rachel Golder.

Jonathan Beinner is the Chief Investment Officer and Co-Head of US and Global Fixed Income at Goldman Sachs Asset Management (GSAM). Jonathan joined GSAM in 1990, and is responsible for overseeing over $100 billion in fixed income assets - including multi-sector portfolios, single-sector portfolios, and fixed income hedge funds.

Jonathan is also responsible for overseeing GSAM's $100 billion in money market assets. Mr. Beinner received two B.S. degrees from the University of Pennsylvania in 1988.

Strategic Partners Asset Allocation Funds 45

How the Fund is Managed

Tom Kenny is Co-Head of the US and Global Fixed Income Portfolio team, which is responsible for managing assets in excess of $200 billion across multiple strategies with teams in London, Tokyo, and New York. Prior to taking on this role, he was Head of the Municipal Bond Portfolio Management team that is responsible for over $12 billion in assets across multiple investment strategies. He joined the firm in 1999 after spending over 13 years with the Franklin Templeton Group of Funds where, most recently, he was Executive Vice President and the Director of the Municipal Bond Department, responsible for the portfolio management and credit research efforts for assets under management in excess of $50 billion. Mr. Kenney has served in a number of leadership positions for various industry groups and was, most recently, the Vice Chairman of the Municipal Securities Rulemaking Board. He received a B.A. in Business Economics from the University of California, Santa Barbara, and a M.S. in Finance from Golden Gate University in San Francisco. Tom also received the Chartered Financial Analyst designation.

Rob Cignarella is a member of the High Yield portfolio management team and specializes in high yield credit research. Before joining Goldman Sachs Asset Management in 1998, he worked for two and a half years in investment banking at Salomon Brothers. Prior to that he worked in equity research at Furman Selz and was an engineer with LS Transit Systems. He received a B.S. in Engineering from Cornell University in 1991 and an M.B.A. from the University of Chicago Graduate School of Business in 1998.

Andrew Jessop, Managing Director and Head of the High Yield Team, joined GSAM in 1997 as a portfolio manager. He is responsible for managing high yield assets. Previously, he worked six years managing high yield portfolios at Saudi International Bank in London.

Rachel Golder is a Managing Director of Goldman, Sachs & Co., and the Director of High Yield Credit Research. Prior to joining Goldman Sachs Asset Management, she spent 6 years at SIB as a high yield credit analyst and portfolio manager, with a focus on the media, telecommunications, healthcare, chemicals, and packaging industries. Before that, Ms. Golder worked for Kleinwort Benson Ltd., where she proposed and managed investments in corporate loans. Ms. Golder earned a B.A. from Yale University in 1983.

Diana Gordon is a Vice President and Portfolio Manager with Goldman, Sachs & Co. Ms. Gordon is a member of the High Yield portfolio management team, and she specializes in portfolio management and credit analysis. Before joining Goldman Sachs Asset Management, she was a high yield manager at SIB, while retaining analytical responsibility for the technology and telecommunications sectors. Prior to

46 Visit our website at www.strategicpartners.com

becoming a portfolio manager, she was an analyst at the Bank and focused on the technology, general industrial, supermarket, and chemical sectors. She earned a Ph.D. in Physical Chemistry from Cambridge University in 1993 and B. Sc. (Hons) in Chemistry with specialization in Materials for Microelectronics from the University of Strathclyde in 1989.

Each of the portfolio managers have managed the high yield segments of the Funds since GSAM became an Adviser to the Funds in April 2005.

Hotchkis & Wiley Capital Management LLC (Hotchkis & Wiley)

Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley and Stephen Group, Inc. and affiliates, which is a diversified holding company. As of June 30, 2005, Hotchkis and Wiley had over $25.7 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

Hotchkis and Wiley also manages institutional separate accounts and is the adviser and sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Funds, and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-adviser's investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, a fund's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the investment team. The culmination of this process is the formation of a "target portfolio" for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

For the portion of the Funds managed by Hotchkis and Wiley, Hotchkis and Wiley has identified the five portfolio managers with the most significant responsibility for the Funds assets. Each individual has managed the portion of the Funds assigned to Hotchkis and Wiley since Hotchkis and Wiley became an Adviser to the Funds in April 2005. This list does not include all members of the investment team.

Sheldon Lieberman – Mr. Lieberman participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Funds. Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst.

Strategic Partners Asset Allocation Funds 47

How the Fund is Managed

George Davis – Mr. Davis participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Funds. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst.

Joe Huber – Mr. Huber participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Funds cash flows, which includes directing the Funds purchases and sales to ensure that the Funds holdings remain reflective of the "target portfolio." Mr. Huber, currently Principal, Portfolio Manager and Director of Research of Hotchkis and Wiley joined Hotchkis and Wiley in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Patricia McKenna – Ms. McKenna participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. She has authority to direct trading activity on the Funds. Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst.

Stan Majcher – Mr. Majcher participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Funds cash flows, which includes directing the Funds purchases and sales to ensure that the Funds holdings remain reflective of the "target portfolio." Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999.

JP Morgan Fleming Asset Management (JPMorgan)

JPMorgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of June 30, 2005, JP Morgan and its affiliated companies had approximately $782,646 million in assets under management worldwide. The address of JP Morgan is 522 Fifth Avenue, New York, New York 10036.

Cris Posada and Raffaele Zingone are primarily responsible for the day-to-day management of the portion of the large-capitalization value equity segments of the Funds advised by JP Morgan. Mr.  Posada, a Vice President of JP Morgan, is a client

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portfolio manager in the U.S. Equity Group. An employee since 1997, he is responsible for product management and client servicing across JP Morgan's large cap equity spectrum of products. Mr. Zingone, a Vice President of JP Morgan, is a portfolio manager in the U.S. Equity Group. He joined JP Morgan in 1991. They have managed the portion of the large-capitalization value equity segments of the Funds advised by JP Morgan since JP Morgan became one of the Fund's Advisers in April 2005.

LSV Asset Management (LSV)

LSV was formed in 1994, and is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of June 30, 2005, LSV had approximately $41.1 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Josef Lakonishok, Robert Vishny and Menno Vermuelen, CFA serve as co-portfolio managers for the portion of the international equity segments of the Funds advised by LSV. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. In addition to his duties at LSV, Mr. Vishny serves as the Eric J. Gleacher Professor of Finance at the University of Chicago. Mr. Vermuelen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Messrs. Lakonishok, Vishny and Vermuelen have managed the LSV portion of the international equity segments of the Funds since LSV became an Adviser to the Funds in April 2005.

Marsico Capital Management, LLC (Marsico)

Marsico was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of June 30, 2005, had approximately $51 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico. The address of Marsico is 1200 17 th Street, Suite 1600, Denver, Colorado 80202.

Thomas F. Marsico is the CEO and Chief Investment Officer of Marsico and manages the Marsico portion of each Fund's large capitalization growth equity segment. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio

Strategic Partners Asset Allocation Funds 49

How the Fund is Managed

manager. Prior to forming Marisco Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997. Mr. Marsico has managed the large capitalization growth equity segments of the Funds advised by Marsico since Marsico became an Adviser to the Funds in June 2005.

Pacific Investment Management Company LLC (PIMCO)

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company.

PIMCO is an investment counseling firm founded in 1971. As of July 31, 2005, PIMCO had approximately $499 billion in assets under management. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Chris Dialynas is responsible for the day-to-day management of the portfolio's assets. William H. Gross heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Chris Dialynas, a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group, has managed the investment-grade fixed-income segments of the Conservative Growth and Moderate Growth Funds since May 2000. Mr. Dialynas has been associated with PIMCO since 1980. He has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-five years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business.

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

RS Investment Management, LP (RS Investments)

RS Investments is an independent, privately held money management firm that specializes in domestic small and mid-cap stocks. As of June 30, 2005, the firm

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managed over $8.43 billion in no-load mutual funds, institutional accounts and alternative investments. The principal office of RS Investments is at 388 Market St., Suite 1700, San Francisco, California 94111.

Bill Wolfenden, a principal of RS Investments and lead portfolio manager of its small-cap growth accounts, manages the RS Investments segment of the Funds. Prior to joining RS in April 2001, he was at Dresdner RCM Global Investors since 1994 where he served on the micro-cap and small-cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

RS Investments has been an Adviser to the Funds since November 2002.

Thornburg Investment Management, Inc. (Thornburg)

Thornburg is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of June 30, 2005, Thornburg had approximately $14.4 billion in assets under management. Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

William V. Fries, CFA, a Managing Director of Thornburg, and Wendy Trevisani, also a Managing Director of Thornburg, are the portfolio managers for the portion of the international equity segments of the Funds advised by Thornburg. Mr. Fries serves as the lead portfolio manager. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University. Mr. Fries and Ms. Trevisani have managed the Thornburg portion of the international equity segments of the Funds since Thornburg became an Adviser to the Funds in April 2005.

Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)

Vaughan Nelson is a Houston-based investment counseling firm, founded in 1970. Vaughan Nelson is a wholly owned subsidiary of IXIS Asset Management North America, L.P. and operates independently with its own proprietary research process and investment team. As of June 30, 2005, Vaughan Nelson had over $4.2 billion in assets under management. The address of Vaughan Nelson is 600 Travis Street, Suite 6300, Houston, Texas 77002.

Strategic Partners Asset Allocation Funds 51

How the Fund is Managed

Vaughan Nelson's small cap value team consists of three members: Chris Wallis, the lead portfolio manager, Mark Roach and Scott Weber.

Chris D. Wallis, CFA, Senior Portfolio Manager, has 13 years investment management, financial analysis and accounting experience. Prior to joining Vaughan Nelson in 1999, Mr. Wallis was an Associate at Simmons & Company International. He graduated with a B.B.A. from Baylor University and M.B.A. from Harvard Business School. Mark J. Roach, Portfolio Manager, has 13 years investment management and research experience. Prior to joining Vaughan Nelson in 2002, Mr. Roach was a Security Analyst with USAA. He graduated with a B.A. from Baldwin Wallace College and M.B.A. from the University of Chicago-Graduate School of Business. Scott J. Weber, CFA, Portfolio Manager, has 8 years of investment management and financial analysis experience. Prior to joining Vaughan Nelson in 2003, Mr. Weber was a Vice President-Investment Banking with RBC Capital Markets. He graduated with a B.S. from the University of the South and M.B.A. from Tulane University-A.B. Freeman School of Business. Each of the portfolio managers have managed the small/mid capitalization value equity segments of the Funds advised by Vaughan Nelson since Vaughan Nelson became an Adviser to the Funds in July 2005.

Additional information about the portfolio managers concerning their compensation, other accounts that they manage and ownership of securities in the Fund may be found in the SAI under "Investment Advisory and Other Services - Portfolio Managers".

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the distributor) distributes the Trust's shares under a Distribution Agreement with the Trust. The Trust has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act). Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Trust's shares and provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is described in the Funds' SAI and on the Funds' website at www.strategicpartners.com. Each Fund will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. In addition, each Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Funds' website no earlier than 15 days after the end of each month and will be available on the Funds' website for at least six months from the posting date. These postings can be located at www.strategicpartners.com.

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Fund Distributions and Tax Issues

Investors who buy shares of a Fund should be aware of some important tax issues. For example, each Fund pays dividends of ordinary income and distributes realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and other distributions from a Fund may also be subject to state and local income taxes.

Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice and information concerning state or local taxes, please speak with your tax adviser.

DISTRIBUTIONS

Each Fund distributes dividends of any net investment income to shareholders on a regular basis as shown below.

FUND	DIVIDENDS DECLARED AND PAID
Conservative Allocation Fund	Quarterly
Moderate Allocation Fund	Semi-Annually
Growth Allocation Fund	Annually

For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from each Fund will be subject to taxation, whether or not they are reinvested in the Fund.

Each Fund also distributes realized net capital gains to shareholders - typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total capital gains are greater than any capital losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security. If a security is held for more than one year before it is sold, any gain recognized will be long-term capital gain which is generally taxed at rates of up to 15%, but if the security is held for one year or less, any gain recognized will be short-term capital gain which is taxed at ordinary income rates of up to 35%. Different rates apply to corporate shareholders.

Strategic Partners Asset Allocation Funds 53

Fund Distributions and Tax Issues

A portion of dividends paid to individuals and other non-corporate shareholders of a Fund may be eligible for the maximum 15% tax rate applicable for long-term capital gain. To the extent a Fund's income is derived from certain dividends received from U.S. corporations, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction.

For your convenience, a Fund's distributions of dividends and capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of a Fund as part of a qualified or tax-deferred plan or account. If you do own shares of a Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Trust with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

If You Purchase Just Before Record Date

If you buy shares of a Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As

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explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when distributions are paid out, the value of each share of the Fund decreases by the amount of the distribution and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying federal income taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free for federal income tax purposes.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Fund for a profit, you will have realized a capital gain, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of a Fund at a loss, you may have a capital loss, which together with any such losses from other sources you may use to offset certain capital gains you have.

If you sell shares of a Fund and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). If you acquire shares of a Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of a Fund for the shares of another Strategic Partners or JennisonDryden mutual fund is considered a sale for federal income tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you will have capital gains, which are subject to the federal income taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified

Strategic Partners Asset Allocation Funds 55

Fund Distributions and Tax Issues

tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B, Class M and Class X Shares

You will not have a federal tax gain or loss when Class B, Class M and Class X shares of a Fund automatically convert into Class A shares - which happens automatically approximately seven, eight or ten years, respectively, after purchase - because it does not involve an actual sale of your Class B, Class M and Class X shares. For more information about the automatic conversion of Class B, Class M and Class X shares, see "Class B, Class M and Class X Shares Convert to Class A Shares" in the next section.

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How to Buy, Sell and
Exchange Shares of the Funds

HOW TO BUY SHARES
Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Funds for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

With certain limited exceptions, shares of the Funds are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C, Class R and Class Z shares of the Funds, although Class R and Class Z shares are available only to a limited group of investors. Class M and Class X shares are not offered to new purchases, and are only available through exchange with other Class M and Class X shares, respectively, of certain other Strategic Partners and JennisonDryden mutual funds. There are no sales charges on an exchange.

Multiple share classes let you choose a cost structure that meets your needs:

■  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%.

■  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months

Strategic Partners Asset Allocation Funds 57

How to Buy, Sell and
Exchange Shares of the Funds

of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

■  The different sales charges that apply to each share class - Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

■  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■  Class B shares purchased in amounts greater than $100,000 for equity funds, $100,000 for taxable fixed income funds, and $250,000 for municipal bond funds are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.

■  Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.

■  Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

■  The fact that Class A, Class B, Class C, Class R and Class Z shares are available for direct purchase but Class M and Class X shares are available only through exchange.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and broker-dealers who maintain omnibus accounts that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. Although the Fund is unable to monitor or enforce the above limitations for underlying shareholders submitting orders through omnibus accounts, the Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of these limitations. You should consult your financial intermediary or broker for assistance in choosing a share class.

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Share Class Comparison. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class M		Class R	Class X		Class Z
Minimum purchase amount[1]	$1,000	$1,000		$2,500	$1,000		None	$1,000		None
Minimum amount for subsequent purchases[1]	$100	$100		$100	$100		None	$100		None
Maximum initial sales charge	5.50% of the public offering price	None		None	None		None	None		None
Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Years 5/6 Year 7	5% 4% 3% 2% 1% 0%	1% on sales made within 12 months of purchase	If sold during: Year 1 Year 2 Year 3 Year 4 Year 5/6 Year 7 Year 8	6% 5% 4% 3% 2% 1% 0%	None	If sold during:[6] Year 1 Year 2 Year 3/4 Year 5 Year 6/7 Year 8 Year 9/10	None 6% 5% 4% 3% 2% 1% 0%
Annual distribution and service (12b-1) fees shown as a percentage of average net assets[4]	.30 of 1% (.25 of 1% currently)	1%		1%	1%		.75 of 1% (.50 of 1% currently)	1%		None

1  The minimum investment requirements do not apply to certain custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services - Automatic Investment Plan." Class M and Class X shares are closed to initial purchases and are only available through exchange from the same class of shares of certain other Strategic Partners or JennisonDryden mutual funds.

2  For more information about the CDSC and how it is calculated, see "How to Sell Your Shares - Contingent Deferred Sales Charge (CDSC)."

3  Investors who purchase $1 million or more of Class A shares and sell shares within 12 months of purchase are subject to a 1% CDSC although they are not subject to an initial sales charge. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential).

4  These distribution and service (12b-1) fees are paid from each Fund's assets on a continuous basis. The service fee for each of Class A, Class B, Class C, Class M, Class R and Class X shares is .25 of 1% and the remainder of each class distribution and service (12b-1) fee consists of a distribution fee. For the year ending July 31, 2006, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.

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6  In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	4.75%
$25,000 to $49,999	5.00	5.26	4.50
$50,000 to $99,999	4.50	4.71	3.75
$100,000 to $249,999	3.75	3.90	3.25
$250,000 to $499,999	2.75	2.83	2.40
$500,000 to $999,999	2.00	2.04	1.75
$1 million to $4,999,999*	None	None	1.00	**

*  If you invest $1 million or more, you can buy only Class A shares unless you qualify to buy Class R or Class Z shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential).

**  For investments of $5 million to $9,999,999, the dealer allowance is 0.50%. For investments of $10 million and over, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

■  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or

■  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months, or

■  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A

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shares of this Fund with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

An eligible group of related investors includes any combination of the following:

■  an individual

■  the individual's spouse, their children and parents

■  the individual's and spouse's Individual Retirement Account (IRA)

■  any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual

■  a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

■  a Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act account created by the individual or the individual's spouse

The value of shares held by you or an eligible group of related investors will be determined as follows:

■  for Class A shares, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

■  for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or financial intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

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If your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call us at (800) 353-2847.

Certain Health Savings Accounts. If you have established a health savings account for which recordkeeping services are offered by Prudential Retirement, you will not be subject to an initial sales charge.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

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Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■  certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds

■  persons who have retired directly from active service with Prudential or one of its subsidiaries

■  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates

■  registered representatives and employees of brokers that have entered into dealer agreements with the Distributor

■  investors in Individual Retirement Accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Trust makes available free of charge, on its website at www.strategicpartners.com, in a clear and prominent format, information relating to each Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Trust's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

Qualifying for Class Z Shares

Class Z shares of a Fund can be purchased by any of the following:

■  Any Benefit Plan, as defined above, and certain nonqualified plans, provided the Benefit Plan - in combination with other plans sponsored by the same employer

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or group of related employers - has at least $50 million in defined contribution assets,

■  Current and former Trustees of the Strategic Partners or JennisonDryden mutual funds, including the Trust,

■  The Manager or an investment adviser or one of their respective affiliates, with an investment of $10 million or more, or

■  Qualified stock tuition programs (529 plans).

Qualifying for Class R Shares

Class R shares are offered for sale to cetain retirement plans, including IRAs, section 401 and 457 plans, and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.

Class B, Class M and Class X Shares Convert to Class A Shares

If you buy Class B, Class M or Class X shares and hold them for approximately seven years, eight years or ten years, respectively (eight years for Class X shares purchased prior to August 19, 1998), we will automatically convert them into Class A shares without charge. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, Class M and Class X shares, converting to Class A shares lowers your Fund expenses.

Class B, Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M and Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B, Class M and Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Conversion Feature - Class B, Class M and Class X Shares."

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Step 3: Understanding the Price You'll Pay

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund - known as the net asset value or NAV - is determined by a simple calculation: it's the total value of a Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund - or the NAV - is $10 ($1,000 divided by 100).

Each Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. With respect to any portion of a Fund's assets that are invested in one or more open-end investment companies, the Fund's net asset value will be calculated based upon the net asset value per share of the investment company in which the Fund invests.

A Fund may also use fair value pricing if it determines that a market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Adviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of fund XYZ will increase.

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Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine each Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. (We do not price, and you will not be able to purchase or redeem, a Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed.) Conversely, a Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine a Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the price of those funds daily.

What Price Will You Pay for Shares of a Fund?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C, Class R and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Class M and Class X are closed to new purchases and are available only through exchange.

Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

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Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out - or distributes - its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the applicable Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly or quarterly, semi-annual or annual redemption checks. Remember, sales of Class A (in certain cases), Class B, Class C, Class M or Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semiannual report, which contain important financial information about your Fund. To reduce Fund expenses, we may send one annual shareholder report, one semiannual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of a Fund for cash (in the form of a check, by wire or by electronic deposit to your bank account) at any time, subject to certain restrictions.

When you sell shares of a Fund - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m.

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New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. As permitted by the SEC, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sales of Shares."

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by an "eligible financial institution" if:

■  You are selling more than $100,000 of shares,

■  You want the redemption proceeds made payable to someone that is not in our records,

■  You want the redemption proceeds sent to some place that is not in our records, or

■  You are a business or a trust.

An "eligible financial institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sales of Shares - Signature Guarantee."

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Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase, Class C shares within 12 months of purchase, Class M shares within seven years of purchase or Class X shares within eight years of purchase (seven years in the case of Class X shares purchased prior to August 19, 1998), you will have to pay a CDSC. In addition, investors who purchase $1 million or more of Class A shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■  Amounts representing shares you purchased with reinvested dividends and distributions

■  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares (seven years in the case of Class X shares purchased prior to August 19, 1998), and

■  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 12 months for Class C shares (18 months if purchased prior to February 2, 2004), seven years for Class M shares and eight years for Class X shares (seven years in the case of Class X shares purchased prior to August 19, 1998)).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years; the CDSC for Class M shares is 6% in the first year, 5% in the second, 4% in the third, 3% in the fourth, 2% in the fifth and sixth years, and 1% in the seventh year; the CDSC for Class X shares is 6% in the first year, 5% in the second, 4% in the third and fourth years, 3% in the fifth, 2% in the sixth and seventh years, and 1% in the eighth year (in the case of Class X shares purchased prior to August 19, 1998, the CDSC is 6% in the first year, 5% in the second, 4% in the third, 3% in the fourth, 2% in the fifth and sixth year, and 1% in the seventh year). The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares - which is applied to shares sold within 12 months of purchase. As previously noted, Class A shares are subject to a CDSC in certain cases of 1% that is applied to Class A shares sold within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential). For Class A, Class B,

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Class C, Class M and Class X shares, the CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC - Class B, Class M and Class X Shares

The CDSC will be waived if the Class B, Class M or Class X shares are sold:

■  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

■  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

■  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Waiver of Contingent Deferred Sales Charge - Class B, Class M and Class X Shares."

Waiver of the CDSC - Class C Shares

Benefit Plans. The CDSC will be waived for redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

Redemption in Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of a Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you

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60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sales of Shares."

Retirement Plans

To sell shares and receive a distribution from a retirement plan or account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and accounts and you must submit a withholding form with your request to avoid delay. If your retirement plan or account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in any other Strategic Partners or JennisonDryden mutual funds, as well as shares of Special Money Market Fund, Inc. (Special Money Fund) if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another Strategic Partners or JennisonDryden mutual fund, but you can't exchange Class A shares for Class B, Class C, Class M, Class R, Class X or Class Z shares. Shares of a Fund also may be exchanged into the Special Money Fund. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

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Exchange Shares of the Funds

There is no sales charge for such exchanges. However, if you exchange - and then sell - Class B shares within approximately six years of your original purchase, Class C shares within 12 months of your original purchase, Class M shares within seven years of your original purchase or Class X shares within eight years of your original purchase (seven years in the case of Class X shares purchased prior to August 19, 1998), you must still pay the applicable CDSC. If you have exchanged Class B, Class C, Class M or Class X shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for federal income tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account - Exchange Privilege."

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have available to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

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The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account and will remain in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders consistently with the Fund's policies as set forth in the Fund's prospectus and SAI on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in a Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the

Strategic Partners Asset Allocation Funds 73

How to Buy, Sell and
Exchange Shares of the Funds

information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, a Fund may receive placement on a financial service firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, each Fund also may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm's customers).

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Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Funds or their shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for the marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Trust at (800) 225-1852 before 4:00 p.m., New York time to receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. A Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Strategic Partners Asset Allocation Funds 75

How to Buy, Sell and
Exchange Shares of the Funds

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the relevant Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Sales of Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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Financial Highlights

The financial highlights will help you evaluate each Fund's financial performance. The total return in each chart represents the rate that a shareholder earned (or lost) on an investment in that share class of that particular Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

A copy of each Fund's annual report, along with each Fund's audited financial statements and report of independent registered public accounting firm, is available, upon request at no charge, as described on the back cover of this prospectus.

For the fiscal year ended July 31, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report was unqualified. The financial highlights for the periods presented through July 31, 2003 were audited by other independent auditors, whose reports on those financial highlights was unqualified.

Strategic Partners Asset Allocation Funds 77

Financial Highlights

Conservative Allocation Fund: Class A Shares

(fiscal years ended 7-31)

Per Share Operating Performance	2005	2004	2003	2002*	2001
Net asset value, beginning of year	$10.51	$9.71	$8.81	$9.95	$11.06
Income from investment operations:
Net investment income	.18	.17	.24	.26	.37
Net realized and unrealized gain (loss) on investments and foreign currencies	1.05	.82	.89	(1.15)	(.30)
Total from investment operations	1.23	.99	1.13	(.89)	.07
Less distributions:
Dividends from net investment income	(.21)	(.19)	(.23)	(.25)	(.36)
Distributions from net realized capital gains	(.17)	-	-	-	(.82)
Total dividends and distributions	(.38)	(.19)	(.23)	(.25)	(1.18)
Net asset value, end of year	$11.36	$10.51	$9.71	$8.81	$9.95
Total return(a)	11.85%	10.18%	13.08%	(9.10)%	1.00%
Ratios/Supplemental Data	2005	2004	2003	2002*	2001
Net assets, end of year (000)	$46,743	$36,307	$27,364	$20,234	$16,760
Average net assets (000)	$42,639	$32,710	$22,847	$18,414	$15,985
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.44%	1.42%	1.51%	1.62%	1.72%
Expenses, excluding distribution and service (12b-1) fees	1.19%	1.17%	1.26%	1.37%	1.47%
Net investment income	1.65%	1.67%	2.66%	2.71%	3.61%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	379%	160%	269%	338%	334%

(a)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year and includes reinvestment of dividends and distributions.

*  Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investor Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and decrease the ratio of net investment income from 2.72% to 2.71%. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

(b)  The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of Class A shares.

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Conservative Allocation Fund: Class B Shares

(fiscal years ended 7-31)

Per Share Operating Performance	2005	2004	2003	2002*	2001
Net asset value, beginning of year	$10.49	$9.69	$8.79	$9.93	$11.05
Income from investment operations:
Net investment income	.10	.10	.18	.19	.29
Net realized and unrealized gain (loss) on investments and foreign currencies	1.05	.81	.88	(1.15)	(.29)
Total from investment operations	1.15	.91	1.06	(.96)	-
Less distributions:
Dividends from net investment income	(.13)	(.11)	(.16)	(.18)	(.30)
Distributions from net realized capital gains	(.17)	-	-	-	(.82)
Total dividends and distributions	(.30)	(.11)	(.16)	(.18)	(1.12)
Net asset value, end of year	$11.34	$10.49	$9.69	$8.79	$9.93
Total return(a)	11.02%	9.40%	12.27%	(9.81)%	.34%
Ratios/Supplemental Data	2005	2004	2003	2002*	2001
Net assets, end of year (000)	$116,378	$110,140	$90,029	$68,841	$62,177
Average net assets (000)	$114,342	$104,309	$78,562	$67,736	$52,433
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.19%	2.17%	2.26%	2.37%	2.47%
Expenses, excluding distribution and service (12b-1) fees	1.19%	1.17%	1.26%	1.37%	1.47%
Net investment income	.89%	.93%	1.93%	1.97%	2.84%

(a)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year and includes reinvestment of dividends and distributions.

*  Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investor Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

Strategic Partners Asset Allocation Funds 79

Financial Highlights

Conservative Allocation Fund: Class C Shares

(fiscal years ended 7-31)

Per Share Operating Performance	2005	2004	2003	2002*	2001
Net asset value, beginning of year	$10.49	$9.69	$8.79	$9.93	$11.05
Income from investment operations:
Net investment income	.10	.10	.17	.19	.29
Net realized and unrealized gain (loss) on investments and foreign currencies	1.05	.81	.89	(1.15)	(.29)
Total from investment operations	1.15	.91	1.06	(.96)	-
Less distributions:
Dividends from net investment income	(.13)	(.11)	(.16)	(.18)	(.30)
Distributions from net realized capital gains	(.17)	-	-	-	(.82)
Total dividends and distributions	(.30)	(.11)	(.16)	(.18)	(1.12)
Net asset value, end of year	$11.34	$10.49	$9.69	$8.79	$9.93
Total return(a)	11.02%	9.40%	12.27%	(9.81)%	.34%
Ratios/Supplemental Data	2005	2004	2003	2002*	2001
Net assets, end of year (000)	$43,787	$43,375	$37,429	$25,419	$14,626
Average net assets (000)	$43,819	$41,938	$31,449	$18,350	$12,763
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.19%	2.17%	2.26%	2.37%	2.47%
Expenses, excluding distribution and service (12b-1) fees	1.19%	1.17%	1.26%	1.37%	1.47%
Net investment income	.89%	.94%	1.91%	1.97%	2.84%

(a)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year and includes reinvestment of dividends and distributions.

*  Effective August 1, 2001, the Fund had adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

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Conservative Allocation Fund: Class M Shares

Per Share Operating Performance:	October 4, 2004(a) Through July 31, 2005
Net asset value, beginning of period	$10.81
Income from investment operations
Net investment income	.14
Net realized and unrealized gain on investment transactions	.69
Total from investment operations	.83
Less distributions
Dividends from net investment income	(.13)
Distributions from net realized gains on investments	(.17)
Total dividends and distributions	(.30)
Net asset value, end of period	$11.34
Total return(b)	7.80%

Ratios/Supplemental Data:

Net assets, end of period (000)	$1,900
Average net assets (000)	$1,115
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.19	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.19	%(c)
Net investment income	1.25	%(c)

(a)  Commencement of offering of new share class.

(b)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.

(c)  Annualized.

Strategic Partners Asset Allocation Funds 81

Financial Highlights

Conservative Allocation Fund: Class R Shares

Per Share Operating Performance:	October 4, 2004(a) Through July 31, 2005
Net asset value, beginning of period	$10.84
Income from investment operations
Net investment income	.16
Net realized and unrealized gain on investment transactions	.72
Total from investment operations	.88
Less distributions
Dividends from net investment income	(.18)
Distributions from net realized gains on investments	(.17)
Total dividends and distributions	(.35)
Net asset value, end of period	$11.37
Total return(b)	8.25%

Ratios/Supplemental Data:

Net assets, end of period (000)	$3
Average net assets (000)	$3
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.69	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.19	%(c)
Net investment income	1.77	%(c)

(a)  Commencement of offering of new share class.

(b)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.

(c)  Annualized.

(d)  The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of 1% on the average daily net assets of the Class R shares.

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Conservative Allocation Fund: Class X Shares

Per Share Operating Performance:	October 4, 2004(a) Through July 31, 2005
Net asset value, beginning of period	$10.81
Income from investment operations
Net investment income	.15
Net realized and unrealized gain on investment transactions	.67
Total from investment operations	.82
Less distributions
Dividends from net investment income	(.13)
Distributions from net realized gains on investments	(.17)
Total dividends and distributions	(.30)
Net asset value, end of period	$11.33
Total return(b)	7.71%

Ratios/Supplemental Data:

Net assets, end of period (000)	$1,688
Average net assets (000)	$853
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.19	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.19	%(c)
Net investment income	1.31	%(c)

(a)  Commencement of offering of new share class.

(b)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.

(c)  Annualized.

Strategic Partners Asset Allocation Funds 83

Financial Highlights

Conservative Allocation Fund: Class Z Shares

(fiscal years ended 7-31)

Per Share Operating Performance	2005	2004	2003	2002*	2001
Net asset value, beginning of year	$10.52	$9.72	$8.81	$9.95	$11.05
Income from investment operations:
Net investment income	.38	.20	.26	.28	.38
Net realized and unrealized gain (loss) on investments and foreign currencies	.88	.81	.90	(1.14)	(.28)
Total from investment operations	1.26	1.01	1.16	(.86)	.10
Less distributions:
Dividends from net investment income	(.24)	(.21)	(.25)	(.28)	(.38)
Distributions from net realized capital gains	(.17)	-	-	-	(.82)
Total dividends and distributions	(.41)	(.21)	(.25)	(.28)	(1.20)
Net asset value, end of year	$11.37	$10.52	$9.72	$8.81	$9.95
Total return(a)	12.10%	10.44%	13.45%	(8.87)%	1.30%
Ratios/Supplemental Data	2005	2004	2003	2002*	2001
Net assets, end of year (000)	$4,611	$5,267	$3,714	$2,250	$1,432
Average net assets (000)	$4,731	$4,712	$3,139	$1,773	$949
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.19%	1.17%	1.26%	1.37%	1.47%
Expenses, excluding distribution and service (12b-1) fees	1.19%	1.17%	1.26%	1.37%	1.47%
Net investment income	2.02%	1.93%	2.90%	2.96%	3.78%

(a)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year and includes reinvestment of dividends and distributions.

*  Effective August 1, 2001, the Fund had adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gains per share by $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.

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Moderate Allocation Fund: Class A Shares

(fiscal years ended 7-31)

Per Share Operating Performance	2005(b)	2004	2003(b)	2002(b)	2001(b)
Net asset value, beginning of year	$10.96	$9.89	$8.86	$10.70	$12.03
Income from investment operations:
Net investment income	.14	.12	.15	.19	.24
Net realized and unrealized gain (loss) on investment transactions	1.61	1.09	1.02	(1.76)	(.83)
Total from investment operations	1.75	1.21	1.17	(1.57)	(.59)
Less dividends and distributions:
Dividends from net investment income	(.15)	(.14)	(.14)	(.27)	(.14)
Distributions from net realized capital gains	-	-	-	-	(.60)
Total dividends and distributions	(.15)	(.14)	(.14)	(.27)	(.74)
Net asset value, end of year	$12.56	$10.96	$9.89	$8.86	$10.70
Total return(a)	16.01%	12.27%	13.29%	(14.92)%	(4.89)%
Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$103,989	$79,172	$58,862	$50,559	$58,517
Average net assets (000)	$91,030	$72,043	$51,006	$57,234	$56,627
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.32%	1.35%	1.49%	1.48%	1.54%
Expenses, excluding distribution and service (12b-1) fees	1.07%	1.10%	1.24%	1.23%	1.29%
Net investment income	1.17%	1.15%	1.66%	1.68%	2.18%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	285%	100%	158%	217%	246%

(a)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year and includes reinvestment of dividends and distributions.

(b)  Calculated based on weighted average shares outstanding during the year.

(c)  The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of Class A shares.

Strategic Partners Asset Allocation Funds 85

Financial Highlights

Moderate Allocation Fund: Class B Shares

(fiscal years ended 7-31)

Per Share Operating Performance	2005(b)	2004	2003(b)	2002(b)	2001(b)
Net asset value, beginning of year	$10.92	$9.86	$8.83	$10.63	$12.01
Income from investment operations:
Net investment income	.05	.04	.08	.11	.16
Net realized and unrealized gain (loss) on investment transactions	1.61	1.08	1.03	(1.75)	(.84)
Total from investment operations	1.66	1.12	1.11	(1.64)	(.68)
Less dividends and distributions:
Dividends from net investment income	(.06)	(.06)	(.08)	(.16)	(.10)
Distributions from net realized capital gains	-	-	-	-	(.60)
Total dividends and distributions	(.06)	(.06)	(.08)	(.16)	(.70)
Net asset value, end of year	$12.52	$10.92	$9.86	$8.83	$10.63
Total return(a)	15.24%	11.37%	12.58%	(15.56)%	(5.72)%
Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$193,795	$170,863	$129,759	$107,775	$117,664
Average net assets (000)	$184,197	$157,550	$113,902	$116,960	$109,534
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.07%	2.10%	2.24%	2.23%	2.29%
Expenses, excluding distribution and service (12b-1) fees	1.07%	1.10%	1.24%	1.23%	1.29%
Net investment income	.41%	.41%	.91%	.93%	1.43%

(a)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year and includes reinvestment of dividends and distributions.

(b)  Calculated based on weighted average shares outstanding during the year.

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Moderate Allocation Fund: Class C Shares

(fiscal years ended 7-31)

Per Share Operating Performance	2005(b)	2004	2003(b)	2002(b)	2001(b)
Net asset value, beginning of year	$10.92	$9.86	$8.83	$10.63	$12.01
Income from investment operations:
Net investment income	.05	.04	.08	.11	.16
Net realized and unrealized gain (loss) on investment transactions	1.61	1.08	1.03	(1.75)	(.84)
Total from investment operations	1.66	1.12	1.11	(1.64)	(.68)
Less dividends and distributions:
Dividends from net investment income	(.06)	(.06)	(.08)	(.16)	(.10)
Distributions from net realized capital gains	-	-	-	-	(.60)
Total dividends and distributions	(.06)	(.06)	(.08)	(.16)	(.70)
Net asset value, end of year	$12.52	$10.92	$9.86	$8.83	$10.63
Total return(a)	15.24%	11.37%	12.58%	(15.56)%	(5.72)%
Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$116,893	$100,712	$77,008	$47,165	$34,021
Average net assets (000)	$108,434	$94,252	$59,626	$40,465	$30,623
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.07%	2.10%	2.24%	2.23%	2.29%
Expenses, excluding distribution and service (12b-1) fees	1.07%	1.10%	1.24%	1.23%	1.29%
Net investment income	.41%	.41%	.89%	.95%	1.43%

(a)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year and includes reinvestment of dividends and distributions.

(b)  Calculated based on weighted average shares outstanding during the year.

Strategic Partners Asset Allocation Funds 87

Financial Highlights

Moderate Allocation Fund: Class M Shares

Per Share Operating Performance	October 4, 2004(a) Through July 31, 2005
Net asset value, beginning of period	$11.34
Income from investment operations:
Net investment income	.09
Net realized and unrealized gain on investment transactions	1.15
Total from investment operations	1.24
Less dividends and distributions
Dividends from net investment income	(.09)
Distributions from net realized gains on investments	-
Total dividends and distributions	(.09)
Net asset value, end of period	$12.49
Total return(b)	10.96%

Ratios/Supplemental Data

Net assets, end of period (000)	$4,233
Average net assets (000)	$2,203
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.07	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.07	%(c)
Net investment income	0.54	%(c)

(a)  Commencement of offering of new share class.

(b)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.

(c)  Annualized.

88 Visit our website at www.strategicpartners.com

Moderate Allocation Fund: Class R Shares

Per Share Operating Performance	October 4, 2004(a) Through July 31, 2005
Net asset value, beginning of period	$11.40
Income from investment operations:
Net investment income	.10
Net realized and unrealized gain on investment transactions	1.19
Total from investment operations	1.29
Less dividends and distributions:
Dividends from net investment income	(.13)
Distributions from net realized gains on investments	-
Total dividends and distributions	(.13)
Net asset value, end of period	$12.56
Total return(b)	11.39%

Ratios/Supplemental Data

Net assets, end of period (000)	$3
Average net assets (000)	$3
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.57	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.07	%(c)
Net investment income	1.02	%(c)

(a)  Commencement of offering of new share class.

(b)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.

(c)  Annualized.

(d)  The distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class R to .50% of 1% of the average daily net assets of Class R shares.

Strategic Partners Asset Allocation Funds 89

Financial Highlights

Moderate Allocation Fund: Class X Shares

Per Share Operating Performance	October 4, 2004(a) Through July 31, 2005
Net asset value, beginning of period	$11.34
Income from investment operations:
Net investment income	.09
Net realized and unrealized gain on investment transactions	1.18
Total from investment operations	1.27
Less dividends and distributions:
Dividends from net investment income	(.09)
Distributions from net realized gains on investments	-
Total dividends and distributions	(.09)
Net asset value, end of period	$12.52
Total return(b)	11.23%

Ratios/Supplemental Data:

Net assets, end of period (000)	$2,284
Average net assets (000)	$1,105
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.07	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.07	%(c)
Net investment income	0.59	%(c)

(a)  Commencement of offering of new share class.

(b)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.

(c)  Annualized.

90 Visit our website at www.strategicpartners.com

Moderate Allocation Fund: Class Z Shares

(fiscal years ended 7-31)

Per Share Operating Performance	2005(b)	2004	2003(b)	2002(b)	2001(b)
Net asset value, beginning of year	$10.97	$9.90	$8.87	$10.72	$12.05
Income from investment operations:
Net investment income	.17	.15	.16	.22	.25
Net realized and unrealized gain (loss) on investments and foreign currencies	1.62	1.09	1.03	(1.77)	(.82)
Total from investment operations	1.79	1.24	1.19	(1.55)	(.57)
Less dividends and distributions:
Dividends from net investment income	(.18)	(.17)	(.16)	(.30)	(.16)
Distributions from net realized capital gains	-	-	-	-	(.60)
Total dividends and distributions	(.18)	(.17)	(.16)	(.30)	(.76)
Net asset value, end of year	$12.58	$10.97	$9.90	$8.87	$10.72
Total return(a)	16.36%	12.53%	13.54%	(14.70)%	(4.75)%
Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$9,329	$7,678	$8,679	$2,749	$4,272
Average net assets (000)	$8,425	$9,098	$4,090	$4,262	$2,685
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.07%	1.10%	1.24%	1.23%	1.29%
Expenses, excluding distribution and service (12b-1) fees	1.07%	1.10%	1.24%	1.23%	1.29%
Net investment income	1.41%	1.41%	1.86%	1.93%	2.39%

(a)  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year and includes reinvestment of dividends and distributions.

(b)  Calculated based on weighted average shares outstanding during the year.

Strategic Partners Asset Allocation Funds 91

Financial Highlights

Growth Allocation Fund: Class A Shares

(fiscal years ended 7-31)

Per Share Operating Performance	2005(b)	2004(b)	2003(b)	2002	2001(b)
Net asset value, beginning of year	$10.96	$9.53	$8.38	$10.70	$12.95
Income (loss) from investment operations:
Net investment income (loss)	.02	(.03)	(.03)	(.03)	- (c)
Net realized and unrealized gain (loss) on investment transactions	2.38	1.46	1.18	(2.27)	(1.27)
Total from investment operations	2.40	1.43	1.15	(2.30)	(1.27)
Less distributions:
Distributions from net realized capital gains		-	-	(.02)	(.98)
Net asset value, end of year	$13.36	$10.96	$9.53	$8.38	$10.70
Total return(a)	21.90%	15.01%	13.72%	(21.49)%	(10.09)%
Ratios/Supplemental Data	2005(b)	2004(b)	2003(b)	2002	2001(b)
Net assets, end of year (000)	$62,948	$45,622	$35,897	$30,337	$39,528
Average net assets (000)	$52,589	$43,525	$31,290	$36,151	$39,128
Ratios to average net assets:
Expenses, including distribution fees and service (12b-1) fees(d)	1.38%	1.43%	1.71%	1.57%	1.64%
Expenses, excluding distribution fees and service (12b-1) fees	1.13%	1.18%	1.46%	1.32%	1.39%
Net investment income (loss)	.20%	(.25)%	(.31)%	(.35)%	.02%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	200%	79%	89%	98%	83%

(a)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Calculations are based on average shares outstanding during the year.

(c)  Less than $.005 per share.

(d)  The distributor of the Fund contractually agreed to limit its distribution and services (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.

92 Visit our website at www.strategicpartners.com

Growth Allocation Fund: Class B Shares

(fiscal years ended 7-31)

Per Share Operating Performance	2005(b)	2004(b)	2003(b)	2002	2001(b)
Net asset value, beginning of year	$10.56	$9.25	$8.20	$10.55	$12.86
Income (loss) from investment operations:
Net investment loss	(.06)	(.11)	(.09)	(.11)	(.08)
Net realized and unrealized gain (loss) on investment transactions	2.28	1.42	1.14	(2.22)	(1.25)
Total from investment operations	2.22	1.31	1.05	(2.33)	(1.33)
Less distributions:
Distributions from net realized capital gains		-	-	(.02)	(.98)
Net asset value, end of year	$12.78	$10.56	$9.25	$8.20	$10.55
Total return(a)	21.02%	14.16%	12.80%	(22.08)%	(10.66)%
Ratios/Supplemental Data	2005(b)	2004(b)	2003(b)	2002	2001(b)
Net assets, end of year (000)	$112,312	$94,066	$76,430	$70,043	$86,941
Average net assets (000)	$103,140	$90,535	$67,723	$82,953	$84,949
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.13%	2.18%	2.46%	2.32%	2.39%
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.18%	1.46%	1.32%	1.39%
Net investment loss	(.55)%	(1.00)%	(1.07)%	(1.09)%	(.72)%

(a)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Calculations are based on average shares outstanding during the year.

Strategic Partners Asset Allocation Funds 93

Financial Highlights

Growth Allocation Fund: Class C Shares

(fiscal years ended 7-31)

Per Share Operating Performance	2005(b)	2004(b)	2003(b)	2002	2001(b)
Net asset value, beginning of year	$10.56	$9.25	$8.20	$10.55	$12.86
Income (loss) from investment operations:
Net investment loss	(.06)	(.11)	(.09)	(.09)	(.08)
Net realized and unrealized gain (loss) on investment transactions	2.28	1.42	1.14	(2.24)	(1.25)
Total from investment operations	2.22	1.31	1.05	(2.33)	(1.33)
Less distributions:
Distributions from net realized capital gains		-	-	(.02)	(.98)
Net asset value, end of year	$12.78	$10.56	$9.25	$8.20	$10.55
Total return(a)	21.02%	14.16%	12.80%	(22.08)%	(10.66)%
Ratios/Supplemental Data	2005(b)	2004(b)	2003(b)	2002	2001(b)
Net assets, end of year (000)	$76,811	$61,606	$47,616	$37,468	$36,507
Average net assets (000)	$68,555	$58,465	$39,926	$38,874	$35,387
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.13%	2.18%	2.46%	2.32%	2.39%
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.18%	1.46%	1.32%	1.39%
Net investment loss	(.55)%	(1.00)%	(1.06)%	(1.09)%	(.73)%

(a)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)  Calculations are based on average shares outstanding during the year.

94 Visit our website at www.strategicpartners.com

Growth Allocation Fund: Class M Shares

Per Share Operating Performance:	October 4, 2004(a) Through July 31, 2005(d)
Net asset value, beginning of period	$11.07
Income (loss) from investment operations
Net investment loss	(.05)
Net realized and unrealized gain on investment transactions	1.76
Total from investment operations	1.71
Less distributions
Distributions from net realized gains on investments	-
Net asset value, end of period	$12.78
Total return(b)	15.45%

Ratios/Supplemental Data:

Net assets, end of period (000)	$2,990
Average net assets (000)	$1,542
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.13	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.13	%(c)
Net investment loss	(.51	)%(c)

(a)  Commencement of investment operations.

(b)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.

(c)  Annualized.

(d)  Calculations are based on average shares outstanding during the period.

Strategic Partners Asset Allocation Funds 95

Financial Highlights

Growth Allocation Fund: Class R Shares

Per Share Operating Performance:	October 4, 2004(a) Through July 31, 2005(d)
Net asset value, beginning of period	$11.51
Income from investment operations
Net investment income	-	(e)
Net realized and unrealized gain on investment transactions	1.83
Total from investment operations	1.83
Less distributions
Distributions from net realized gains on investments	-
Net asset value, end of period	$13.34
Total return(b)	15.90%

Ratios/Supplemental Data:

Net assets, end of period	$2,898
Average net assets	$2,687
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.63	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.13	%(c)
Net investment income	-	%(c)(g)

(a)  Commencement of investment operations.

(b)  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.

(c)  Annualized.

(d)  Calculations are based on average shares outstanding during the period.

(e)  Less than $.005 per share.

(f)  The distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class R to .50% of 1% of the average daily net assets of Class R shares.

(g)  Less than 0.005%.

96 Visit our website at www.strategicpartners.com

Growth Allocation Fund: Class X Shares

Per Share Operating Performance:	October 4, 2004(a) Through July 31, 2005(d)
Net asset value, beginning of period	$11.07
Income (loss) from investment operations
Net investment loss	(.05)
Net realized and unrealized gain on investment transactions	1.77
Total from investment operations	1.72
Less distributions
Distributions from net realized gains on investments	-
Net asset value, end of period	$12.79
Total return(b)	15.54%

Ratios/Supplemental Data:

Net assets, end of period (000)	$1,158
Average net assets (000)	$608
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.13	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.13	%(c)
Net investment loss	(.52	)%(c)

(a)  Commencement of investment operations.

(b)  Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.

(c)  Annualized.

(d)  Calculations are based on average shares outstanding during the period.

Strategic Partners Asset Allocation Funds 97

Financial Highlights

Growth Allocation Fund: Class Z Shares

(fiscal years ended 7-31)

Per Share Operating Performance	2005(b)	2004(b)		2003(b)	2002	2001(b)
Net asset value, beginning of year	$11.11	$9.64		$8.45	$10.77	$12.98
Income (loss) from investment operations:
Net investment income (loss)	.05	-	(c)	- (c)	(.01)	.03
Net realized and unrealized gain (loss) on investment transactions	2.42	1.47		1.19	(2.29)	(1.26)
Total from investment operations	2.47	1.47		1.19	(2.30)	(1.23)
Less distributions:
Distributions from net realized capital gains		-		-	(.02)	(.98)
Net asset value, end of year	$13.58	$11.11		$9.64	$8.45	$10.77
Total return(a)	22.23%	15.25%		14.08%	(21.35)%	(9.74)%
Ratios/Supplemental Data	2005(b)	2004(b)		2003(b)	2002	2001(b)
Net assets, end of year (000)	$7,179	$5,297		$2,589	$1,897	$3,413
Average net assets (000)	$5,709	$3,837		$2,767	$2,778	$2,270
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.13%	1.18%		1.46%	1.32%	1.39%
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.18%		1.46%	1.32%	1.39%
Net investment income (loss)	.45%	-	%(d)	(.02)%	(.10)%	.23%

(a)  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions.

(b)  Calculations are based on average shares outstanding during the year.

(c)  Less than $.005 per share.

(d)  Less than .005%.

98 Visit our website at www.strategicpartners.com

Notes

Strategic Partners Asset Allocation Funds 99

Notes

100 Visit our website at www.strategicpartners.com

Notes

Strategic Partners Asset Allocation Funds 101

FOR MORE INFORMATION

Please read this prospectus before you invest in the Funds and keep it for future reference. For information or shareholder questions contact:

■  MAIL

Prudential Mutual
Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852
(973) 367-3529
(from outside the U.S.)

■  WEBSITE

www.strategicpartners.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:

Prudential Investment
Management Services LLC
P.O. Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Fund documents from the SEC as follows:

■  MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov
Note: The SEC charges a fee to copy
documents

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR Database at http://www.sec.gov

Additional information about each Fund's investments is included in the Annual and Semiannual Reports. These reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Funds and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year)

■  SEMIANNUAL REPORT

Conservative Allocation Fund (formerly Conservative Growth Fund)

Class	A		B		C		M		R		X		Z
Nasdaq	PCGAX		PBCFX		PCCFX		N/A		N/A		N/A		PDCZF

CUSIP	86276	X103	86276	X202	86276	X301	86276	X848	86276	X822	86276	X830	86276	X400
Moderate Allocation Fund (formerly Moderate Growth Fund)

Class	A		B		C		M		R		X		Z
Nasdaq	PAMGX		DMGBX		PIMGX		N/A		N/A		N/A		PDMZX

CUSIP	86276	X889	86276	X871	86276	X863	86276	X814	86276	X780	86276	X798	86276	X855
Growth Allocation Fund (formerly High Growth Fund)

Class	A		B		C		M		R		X		Z
Nasdaq	PHGAX		PIHGX		PHGCX		N/A		N/A		N/A		PDHZX

CUSIP	86276	X509	86276	X608	86276	X707	86276	X772	86276	X756	86276	X764	86276	X806

MFSP504A  Investment Company Act File No. 811-08915

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

Statement of Additional Information
September 30, 2005

Strategic Partners Asset Allocation Funds (the Trust) is an open-end, management investment company currently composed of three separate investment portfolios (the Funds) professionally managed by Prudential Investments LLC (PI or the Manager). Each Fund benefits from discretionary advisory services provided by several highly regarded subadvisers (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following three Funds:

•  Strategic Partners Conservative Allocation Fund (the Conservative Allocation Fund)
(formerly, Strategic Partners Conservative Growth Fund)

•  Strategic Partners Moderate Allocation Fund (the Moderate Allocation Fund)
(formerly, Strategic Partners Moderate Growth Fund)

•  Strategic Partners Growth Allocation Fund (the Growth Allocation Fund)
(formerly, Strategic Partners High Growth Fund)

The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Trust's Prospectus dated September 30, 2005, a copy of which may be obtained at no charge from the Trust upon request at the address or telephone number noted above. The Trust's audited financial statements for the fiscal year ended July 31, 2005 are incorporated in this SAI by reference to the Trust's 2005 annual reports to shareholders (File No. 811-08915). You may obtain a copy of the Trust's annual reports at no charge by request to the Trust at the address or telephone number noted above.

MFSP504B

HISTORY OF THE TRUST

The Trust was organized as a Delaware statutory trust on July 29, 1998 under the name "Prudential Diversified Funds." On September 4, 2001, the Trust amended its Certificate of Trust, changing its name to "Strategic Partners Asset Allocation Funds."

DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

Classification

The Trust is an open-end management investment company. Each of the Funds is classified as a diversified fund.

Investment Strategies, Policies and Risks.

The Funds' prospectus sets forth each Fund's investment objective. This section provides additional information on the principal investment policies and strategies of the Funds, as well as information on certain non-principal investment policies and strategies. The Funds may not be successful in achieving their respective objectives and you could lose money.

U.S. Government Securities

Each Fund may invest in U.S. government securities.

U.S. Treasury Securities. U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government include, but are not limited to, GNMA, FNMA and FHLMC securities. Obligations of the Government National Mortgage Association, the Federal Housing Administration, Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.

Stripped U.S. Government Securities. A Fund may invest in component parts of U.S. government securities, namely either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; and (3) book-entries at a Federal Reserve member bank representing ownership of obligation components.

Mortgage-Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. A Fund may invest in mortgage backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of a Fund's shares. See "Mortgage-Backed Securities and Asset Backed Securities" below.

Mortgages backing the securities that may be purchased by a Fund include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create "pass-through securities." A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, a Fund may also invest in mortgage pass-through securities issued by the U.S. government or its agencies and instrumentalities, commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in securities, the yields on which reflect interest rates prevailing at that time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Zero Coupon Securities. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include strips and cubes, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Special Considerations. Fixed-income U.S. government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities will change as interest rates fluctuate. To the extent U.S. government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed-rate U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they may affect the net asset value (NAV) of a Fund.

At a time when a Fund has written call options on a portion of its U.S. government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the Fund above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce a Fund's capital gains distribution. Accordingly, a Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

Custodial Receipts

Each Fund may invest in receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts include "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Each Fund will not invest more than 5% of its net assets in such custodial receipts.

Custodial receipts held by a third party are not issued or guaranteed by the United States government and are not considered U.S. government securities. Each Fund may also invest in such custodial receipts.

Money Market Instruments

Each Fund may invest in high-quality money market instruments, including commercial paper of a U.S. or non-U.S. company or foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Money market obligations will be generally U.S. dollar denominated. Commercial paper will be rated, at the time of purchase, at least "A-2" by Standard & Poor's (S&P) or "Prime-2" by Moody's Investors Service (Moody's), or the equivalent by another nationally recognized statistical rating organization (NRSRO) or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO.

Corporate and Other Debt Obligations

The Conservative Allocation and Moderate Allocation Funds may each invest in corporate and other debt obligations. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage backed securities, but corporate debt securities, unlike mortgage backed securities, are not subject to prepayment risk other than through contractual call provisions that generally impose a penalty for prepayment. Fixed-rate debt securities may also be subject to call provisions.

The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates, which will result in increases or decreases in the value of such obligations. The market value of the obligations held by a Fund can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by S&P, Moody's and other NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each Adviser will also make its own evaluation of these securities on behalf of a Fund. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Medium- and Lower-Rated Securities. The Conservative Allocation and Moderate Allocation Funds may each invest in medium- (i.e., rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) and lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P or the equivalent by another NRSRO). Securities rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, although considered investment grade, possess speculative characteristics, including the risk of default, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds" (i.e., securities rated lower than Baa by Moody's or BBB by S&P or the equivalent by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Advisers, under the supervision of the Manager and the Trustees, in evaluating the creditworthiness of an issue whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for each Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its NAV. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See Appendix I of this SAI, "Description of Security Ratings."

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may decline following its rating at the time of purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Adviser will consider this event in its determination of whether the Fund should continue to hold the securities.

Commercial Paper. Each Fund may invest in commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Adjustable Rate Securities. The Conservative Allocation and Moderate Allocation Funds may each invest in adjustable rate securities. Adjustable rate securities are debt securities having interest rates that are adjusted or reset at periodic intervals ranging from one month to three years. The interest rate of an adjustable rate security typically responds to changes in general market levels of interest. The interest paid on any particular adjustable rate security is a function of the index upon which the interest rate of that security is based.

The adjustable rate feature of the securities in which a Fund may invest will tend to reduce sharp changes in a Fund's NAV in response to normal interest rate fluctuations. As the coupon rates of a Fund's adjustable rate securities are reset periodically, yields of these portfolio securities will reflect changes in market rates and should cause the NAV of a Fund's shares to fluctuate less dramatically than that of a fund invested in long-term fixed-rate securities. However, while the adjustable rate feature of such securities will tend to limit sharp swings in a Fund's NAV in response to movements in general market interest rates, it is anticipated that during periods of fluctuations in interest rates, the NAV of a Fund will fluctuate.

Inflation-Indexed Bonds. The Conservative Allocation and Moderate Allocation Funds may invest in inflation-indexed bonds issued by governmental entities and corporations. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Bonds

Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific 'trigger' event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as 'catastrophe bonds.' If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk. Issuers of event-linked bonds include government agencies, insurance companies, reinsurance, special purpose corporations or other on-shore or offshore entities. The Conservative Allocation and Moderate Allocation Funds may each invest up to 5% of total assets in event-linked bonds.

Municipal Securities

The Conservative Allocation and Moderate Allocation Funds may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The Conservative Allocation and Moderate Allocation Funds may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes.

Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market. Under normal market conditions, each Fund intends to invest no more than 5% of its net assets in municipal securities.

Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions or for general operating expenses.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two principal classifications described above.

Industrial development bonds (IDBs) are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business, manufacturing, housing, sports, sewage and pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for the payment.

The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. For further discussion, see "Floating Rate and Variable Rate Municipal Securities; Inverse Floaters" below.

Municipal Notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes may include:

1.  Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.  Revenue Anticipation Notes. Revenue Anticipation Notes are issued in the expectation of reception of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

3.  Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

4.  Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper, the interest on which is generally exempt from federal income taxes, typically are represented by short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

Floating Rate and Variable Rate Municipal Securities; Inverse Floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Fund paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.

An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities.

Foreign Securities

The Conservative Allocation and Moderate Allocation Funds may each invest in foreign equity and debt securities and the Growth Allocation Fund may invest in foreign equity securities, including securities of issuers in emerging market countries. Foreign debt-securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The Funds may purchase debt securities of "semi-governmental entities" that are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government securities also include mortgage-backed securities issued by foreign government entities including semi-governmental entities.

A Fund may also invest in mortgage-backed securities issued or guaranteed by foreign government entities including semi-governmental entities.

The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

Emerging Markets Securities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to economies that are generally less diverse and mature, political systems which can be expected to have less stability than those of developed countries, the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

The Funds may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the 'residual risk').

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds and therefore are to be viewed as speculative. In addition, in the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a time manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

The Funds will consider an issuer to be economically tied to a country with an emerging securities market if (1) it is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) it derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

Currency Risks. Because some of the securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect a Fund's NAV; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. A Fund may use derivatives to help protect the value of the Fund's assets from declining in such circumstances. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), the Funds are required to separately account for the foreign currency component of gains or losses, which will usually be viewed under the Code as items of ordinary and distributable income or loss, thus affecting the Funds' distributable income.

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the Funds value their assets daily in U.S. dollars, the Funds will not convert their holdings of foreign currencies to U.S. dollars daily. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

Special Considerations of Investing in Euro-Denominated Securities

The adoption by the participating member states of the euro beginning January 1, 2002 has eliminated the substantial currency risk among participating member states that formerly each used a unique currency, and may affect the investment process and considerations of a Fund's Adviser. To the extent a Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and change in behavior of investors, all of which could impact the Funds' investments.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage Backed Securities-General. The Conservative Allocation and Moderate Allocation Funds may each invest in mortgage backed securities. Mortgage backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage backed securities: (1) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage backed securities without a government guarantee but usually having some form of private credit enhancement. In addition, the Conservative Allocation and Moderate Allocation Funds may invest in mortgage-related securities issued or guaranteed by foreign, national, state or provincial governmental instrumentalities, including semi-governmental agencies.

GNMA Certificates. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans; (4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans or Veterans Administration Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

FNMA Certificates. The Federal National Mortgage Association (FNMA) is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. government.

Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans; (4) variable rate California mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

FHLMC Securities. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FHLMC Certificates. FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (1) foreclosure sale, (2) payment of a claim by any mortgage insurer or (3) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indexes that serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Collateralized Mortgage Obligations (CMOS) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or

FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

A Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds) or in other classes or series of bonds as determined by the Adviser. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class that, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

In reliance on a Securities and Exchange Commission (SEC or Commission) interpretation, a Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company Act of 1940, as amended (the 1940 Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (1) invest primarily in mortgage-backed securities, (2) do not issue redeemable securities, (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities, may not invest more than 5% of its total assets in a single entity, and may not acquire more than 3% of the voting securities of any single such entity.

Stripped Mortgage Backed Securities. Stripped mortgage backed securities or MBS strips are derivative multiclass mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. government, a Fund may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "U.S. Government Securities-Mortgage Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities" above.

Asset-Backed Securities. The Conservative Allocation and Moderate Allocation Funds may each invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

Types of Credit Enhancement. Mortgage backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support that fall into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Risk Factors Relating to Investing in Mortgage Backed and Asset-Backed Securities. The yield characteristics of mortgage backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Moreover, slower than expected prepayments may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally lead to increased volatility of NAV because they tend to fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. A Fund may invest a portion of its assets in derivative mortgage backed securities such as MBS Strips, which are highly sensitive to changes in prepayment and interest rates. Each Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and, in certain circumstances, through hedging techniques.

In addition, mortgage backed securities that are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage backed securities.

Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Credit-Related Asset-Backed Securities. The Conservative Allocation and Moderate Allocation Funds may each also invest in credit-related asset-backed securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including, in some cases, junk bonds (see "Description of the Funds, Their Investments and Risks-Medium- and Lower-Rated Securities" for risks associated with junk bonds).

Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than that of the asset-backed security itself. As with traditional asset-backed securities described above, the Fund bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

Collateralized Debt Obligations (CDOs)

The Conservative Allocation and Moderate Allocation Funds may each invest up to 5% of its investable assets in collateralized debt obligations (CDOs). In a typical CDO investment, the Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures and swaps (including credit default swaps). The cash flows generated by the collateral are used to pay interest and principal to the Fund.

The portfolio underlying the CDO security is subject to investment guidelines. However, a Fund that invests in a CDO cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO's underlying obligations may not be authorized investments for the Fund.

In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to the Fund.

The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

Credit-Linked Securities

The Conservative Allocation and Moderate Allocation Funds may each invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one of more credit default swaps on corporate credits. The Fund has the right to receive periodic interest payments from issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the corresponding face value of the defaulted security.

The market for credit-linked securities is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.

The collateral for a credit-linked security is one or more credit default swaps, which are subject to additional risks. See "Description of the Funds, Their Investments and Risks-Swap Agreements" for a description of additional risks associated with credit default swaps.

Convertible Securities

Each Fund may invest in convertible securities. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks, which technically are equity securities.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying common stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Loan Participations

Each of the Conservative Allocation and Moderate Allocation Funds may invest up to 5% of its net assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to United States and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants that must be met by the borrower.

The participation interests acquired by a Fund may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Fund will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Trust. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

When a Fund acts as co-lender in connection with a participation interest or when the Fund acquires a participation interest the terms of which provide that the Fund will be in privity with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks such direct recourse, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower.

The Funds believe that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because it must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Fund and the co-lender. However, in acquiring participation interests, the Fund will analyze and evaluate the financial condition of each such co-lender and participant to ensure that the participation interest meets the Fund's high quality standard and will continue to do so as long as it holds a participation. For purposes of a Fund's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where a Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

For purposes of each Fund's fundamental investment restriction against investing 25% or more of its total assets in any one industry, a Fund will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.

Repurchase Agreements

A Fund may enter into repurchase agreements, whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. A Fund's repurchase agreements will at all times be fully collateralized by cash or other liquid assets in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments decline, a Fund will require additional collateral. If the seller defaults, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Adviser. In the event of a default or bankruptcy by a seller, the Fund may liquidate the collateral.

A Fund may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Reverse Repurchase Agreements and Dollar Rolls

Each Fund may each enter into reverse repurchase agreements and the Conservative Allocation and Moderate Allocation Funds may enter into dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.

Reverse repurchase agreements involve sales by a Fund of securities concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.

A Fund will segregate with its custodian cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities a Fund has sold but is obligated to repurchase under the agreement. If the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by a Fund for purposes of the percentage limitations applicable to borrowings. See "Borrowing" below.

Swap Agreements

The Conservative Allocation and Moderate Allocation Funds may enter into interest rate, index, credit, currency exchange rate, long and short credit default, forward spread lock and total return swap agreements (or a combination of these swap agreements or other similar swap agreements). Each Fund may also enter into options on swap agreements (swap options). These transactions may be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In one type of "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on, or calculated with respect to, particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index or other investment instruments. In another type of swap one party (a credit protection seller) receives a premium from another party (a credit protection buyer) for assuming the credit risk of a specified issuer and/or reference obligation. In exchange for the premium, the credit protection seller has the obligation to purchase obligations of the issuer at par upon the occurrence of a credit event. Typical credit events include the bankruptcy of the issuer and the failure by the issuer to pay when due obligations in respect of borrowed money. Alternatively, the credit protection seller may be required to make a cash payment to the credit protection buyer. This cash payment is typically equal to the difference between the par value of the reference obligation and its market value following the relevant credit event. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). A Fund's net obligations in respect of all swap agreements (i.e. the aggregate net amount owed by the Fund) is limited to 15% of its net assets. A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (the Board), to avoid any potential leveraging of the Fund's assets. Obligations under swap agreements so covered will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce a better result than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). A Fund may engage in swap agreements of any duration with a counterparty whose long-term credit is rated at least "A" by at least one nationally recognized statistical rating organization. Certain restrictions imposed by the Code may limit the Funds' ability to use swap agreements. A Fund generally has no right to terminate a swap agreement early. It will therefore be able to terminate a swap agreement early only with the consent of, and a price agreed to by, its counterparty. Developments in the swaps market, including potential government regulation, may adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying swap agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible contract participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not transacted on a trading facility. Each swap agreement that the Fund enters into will qualify for this exemption.

Illiquid Securities

Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the Adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisers will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (that is, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and (2) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. A Fund's investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

The staff of the Commission has taken the position that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designated to effect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

When a Fund enters into interest rate swaps on other than a net basis, the entire amount of the Fund's rights, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Fund enters into interest rate swaps on a net basis, the net amount of the receivable with respect to each interest rate swap will be treated as illiquid. The Funds will also treat non-U.S. government POs and IOs as illiquid securities so long as the staff of the Commission maintains its position that such securities are illiquid.

Investment Company Securities

The Funds may invest in securities issued by other investment companies that invest in short-term debt securities and that seek to maintain a $1.00 NAV per share (money market funds). Each Fund may also invest in securities issued by other investment companies with investment objectives similar to the Fund's. The Funds may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears in connection with its own operations.

Exchange-Traded Funds

To the extent otherwise consistent with their investment policies and applicable law, the Funds may each invest up to 5% of their total assets in "exchange-traded funds" (ETFs) whose shares are listed on a national stock exchange or in other registered investment companies (RICs), and up to 10% of their total assets in ETFs or other RICs collectively. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of including stock index exposure in these Funds' investment strategies.

Risk Management and Return Enhancement Strategies

Each Fund may each engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of foreign currency forward contracts, foreign currency exchange contracts, swaps, options, futures contracts and options thereon. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. See "Taxes, Dividends and Distributions." If new financial products and risk management techniques are developed, each Fund may use them to the extent consistent with its investment objectives and policies.

Risks of Risk Management and Return Enhancement Strategies-General. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If an Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (but are not limited to) (1) dependence on an investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

Options Transactions. A Fund may purchase and write (that is, sell) put and call options on securities, currencies and financial indexes that are traded on U.S. and foreign securities exchanges or in the OTC market to seek to enhance return or to protect against adverse price fluctuations in securities in its portfolio. These options will be on equity securities, debt securities, aggregates of debt securities, financial indexes (for example, S&P 500), futures contracts and U.S. government securities. The Funds may also purchase and write put and call options on foreign currencies and foreign currency futures. A Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities or currencies it intends to purchase. A Fund may also purchase put and call options to offset previously written put and call options of the same series.

A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price) or, depending on the terms of the option contract, to receive a specified amount of cash. The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Fund may write.

A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

A Fund will write only "covered" options. A written option is covered if, so long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. A Fund may only write covered put options to the extent that cover for such options does not exceed

25% of the Fund's net assets. A Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.

Options on Securities. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price) or, depending on the terms of the option contract, to receive a specified amount of cash. By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When a Fund writes a call option, the Fund loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and, in the case of a covered put option, by a decline in the market value of the underlying security during the option period.

A Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which the Adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

A Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected debt securities the values of which the Adviser expects will have a high degree of positive correlation to the values of the debt securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

A Fund may write options on securities in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. A Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, a Fund will segregate cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that a Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same stock price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. As such, the value of an OTC option is particularly dependent upon the financial viability of the OTC counterparty.

Exchange traded options generally have a continuous liquid market while OTC options may not. When a Fund writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers that agree to, and that are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.

OTC options purchased by a Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Each Fund may write only "covered" options. A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration segregated assets) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written; where the exercise price of the call held is greater than the exercise price of the call written, the Fund will segregate cash or other liquid assets. A put option written by the Fund is "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written; otherwise the Fund will segregate cash or other liquid assets equivalent in value to the exercise price of the option. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate for the term of the option cash or other liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Fund, the amount segregated will equal the amount, if any, by which the put is "in-the-money."

Options on GNMA Certificates. Options on GNMA Certificates are not currently traded on any exchange. However, the Conservative Allocation and Moderate Allocation Funds may purchase and write such options should they commence trading on any exchange and may purchase or write OTC Options on GNMA certificates.

Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate that represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

Risks of Options Transactions. An exchange-traded option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.

In the event of the bankruptcy of a broker through which a Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by its Adviser.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Options on Securities Indexes. Each Fund may purchase and write call and put options on securities indexes in an attempt to hedge against market conditions affecting the value of securities that a Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that a Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will be required to deposit with its Custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Risks of Options on Indexes. A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Options Transactions." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

Special Risks of Writing Calls on Indexes. Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund will write call options on indexes only under the circumstances described herein.

Price movements in a Fund's security holdings probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movements in the price of the Fund's security holdings. It is also possible that the index may rise when the Fund's stocks do not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

Unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 331/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call that, in either case, would occur no earlier than the day following the day the exercise notice was filed.

If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Futures Contracts. Each Fund may enter into futures contracts and related options that are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance returns, in each case in accordance with regulations of the CFTC. The Funds, and thus their investors, may lose money through any unsuccessful use of these strategies.

As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. A Fund may purchase futures contracts with respect to, but not limited to, debt securities, aggregates of debt securities, financial indexes and U.S. government securities including futures contracts or options linked to LIBOR. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. See the discussion of "Risks of Options Transactions."

A Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's securities holdings may fall, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or other liquid securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract that will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, or cash or U.S. government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

Each of the Conservative Allocation and Moderate Allocation Funds may also invest in futures contracts on interest rate swaps ("Swap Futures") to hedge the Fund's assets, that is, to protect the Fund's assets from a decline in value.

Futures contracts on Swap Futures, introduced by the Chicago Board of Trade in October 2001, are a vehicle for hedging credit and interest rate exposure, referenced to long-dated LIBOR. Swap Futures cash settle at expiration at a price based on the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the H.15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

The $100,000 par value trading unit of a Swap Futures contract represents the fixed-rate side of a 10-year interest rate swap with a $100,000 notional value that exchanges semiannual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds of a point ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

Because Swap Futures are traded on an exchange and cleared through the AAA-rated Chicago Board of Trade Clearing Corporation, there is minimal counterparty or default risk, although, as with all futures contracts, the Fund could experience delays and/or losses associated with the bankruptcy of a broker through which the Fund engages in futures transactions or the failure of the Chicago Board of Trade Clearing Corporation. Investing in Swap Futures is subject to the same risks of investing in other futures contracts on financial instruments.

Options on Futures Contracts. The Funds may each purchase call and put options on futures contracts that are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account that represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

A Fund may only write "covered" put and call options on futures contracts. A Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such option). There is no limitation on the amount of a Fund's assets that can be segregated.

A Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. government securities holdings, it might purchase a put option on an interest rate futures contract, the underlying security that correlates with the portion of the securities holdings the Adviser seeks to hedge.

Risks of Transactions in Futures Contracts and Related Options. A Fund's successful use of futures contracts and related options depends upon the Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities or currencies being hedged is imperfect and there is a risk that the value of the securities or currencies being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Fund.

A Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

If a Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

As described above, a Fund's futures-related investment activity will be limited in accordance with one (or both) of the Alternative Commodity Trading Limits. In addition, if a Fund maintains a short position in a futures contract, it will cover this position by segregating cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established. If a Fund holds a long position in a futures contract, it will segregate cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit). Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so.

In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge its portfolio effectively.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging a Fund's securities. One such risk that may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which a Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Successful use of futures contracts is also subject to the ability of an Adviser to forecast movements in the direction of the market and interest rates and other factors affecting equity securities and currencies generally. In addition, there may exist an imperfect correlation between the price movements of futures contracts purchased by a Fund and the movements in the prices of the securities that are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Adviser may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. government securities.

Options on Currencies. Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, the Funds may each attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.

Risks of Options on Foreign Currencies. Because there are two currencies involved, developments in either or both countries affect the values of options on foreign currencies. Risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Foreign Currency Forward Contracts. Each Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is (1) the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross-hedge) when the Adviser believes that such currency may decline against the U.S. dollar or (2) the purchase of a foreign currency when the Adviser believes that the U.S. dollar may decline against that foreign currency. Although there are no limits on the number of forward contracts that a Fund may enter into, a Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any purchase or sale of foreign currency) of the securities being hedged.

The Funds may each enter into foreign currency forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Fund does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities holdings or other assets denominated in that currency.

A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

An Adviser may use foreign currency hedging techniques, including cross-currency hedges, to attempt to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the NAV of a Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a position hedge involving a foreign currency forward contract to (1) sell the currency in which the position being hedged is denominated, or a currency bearing a substantial correlation to the value of such currency, or (2) purchase either the U.S. dollar or a foreign currency expected to perform better than the currency being sold. Position hedges may, therefore, provide protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. However, a cross-currency hedge cannot protect against exchange rates perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Indexed Commercial Paper. Each Fund may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. With respect to its investments in this type of commercial paper, a Fund will segregate cash or other liquid assets having a value at least equal to the aggregate principal amount of outstanding commercial paper of this type. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

Limitations on Purchase and Sale of Stock Options and Options on Stock Indexes, Foreign Currencies and Futures Contracts on Foreign Currencies. A Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. Each Fund will write put options on foreign currencies and futures contracts on foreign currencies for bona fide hedging purposes only if there is segregated with the Fund's Custodian or on its records an amount of cash or other liquid assets equal to or greater than the aggregate exercise price of the puts.

Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate, or pledge to a broker as collateral for the option, cash, other liquid assets or at least one "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If a Fund has written an option on an industry or market segment index, it will segregate, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which a Fund has not written a stock call option and that has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets, it will not be subject to the requirements described in this paragraph.

A Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. A Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's securities holdings alone.

A Fund's purchases and sales of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in foreign currency exchange rates which might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, and to seek to preserve or enhance the Fund's return.

Under regulations of the Commodity Exchange Act, investment companies registered under the 1940 Act, are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions.

The Alternative Commodity Trading Limits are based on provisional no-action relief issued by the CFTC. If this relief is modified or terminated, a Fund will limit its futures-related investment activity accordingly so that it will be excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. In the event that any final rule adopted by the CFTC with respect to this exemption permits greater ability to invest in futures-related instruments, each Fund may avail itself of this relief.

In addition, CFTC regulations may impose limitations on a Funds' ability to engage in certain return enhancement and risk management strategies. There are no limitations on a Funds' use of futures contracts and options on futures contracts beyond the restrictions set forth above.

Although each Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, each Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Other Investment Strategies

Lending of Securities. Consistent with applicable regulatory requirements, each Fund may lend portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Fund, and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. A Fund cannot lend more than 331/3% of the value of its total assets (including the amount of the loan collateral). The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice, or by a Fund on two business days' notice. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. If the borrower fails to deliver the loaned securities within two days after receipt of notice, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to a Fund. Any gain or loss in the market price during the loan period would inure to a Fund. The creditworthiness of firms to which a Fund lends its portfolio securities will be monitored on an ongoing basis by its Adviser(s) pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees.

Since voting or consent rights that accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, in whole or in part as may be appropriate, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on a Fund's investment in such loaned securities. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

When-Issued and Delayed Delivery Securities. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A Fund will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of a Fund's NAV.

Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the market value of that security (i.e., make short sales). Generally, to complete the transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (1) segregate on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of the Fund's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) segregated in connection with short sales.

Each Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short.

Borrowing. Each Fund may borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 331/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or to take advantage of investment opportunities. Each Fund may pledge its assets to secure these borrowings.

If a Fund borrows to invest in securities, or if a Fund purchases securities at a time when borrowings exceed 5% of its total assets, any investment gains made on the securities in excess of interest paid on the borrowing will cause the NAV of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Fund, the NAV of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." See "Reverse Repurchase Agreements and Dollar Rolls" above.

If any Fund's asset coverage for borrowings falls below 300%, such Fund will take prompt action (within 3 days) to reduce its borrowings even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Segregated Assets

When a Fund is required to segregate assets in connection with certain portfolio transactions, it will designate cash or liquid assets as segregated on its records or with the Trust's Custodian, The Bank of New York (BNY). On or about October 17, 2005, PFPC Trust Company (PFPC) will become the Trust's Custodian. "Liquid assets" mean cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions, marked-to-market daily. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

Defensive Strategy and Short-term Investments

When conditions dictate a temporary defensive strategy or pending investment of proceeds from sales of the Funds' shares, the Funds may invest without limit in money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its instrumentalities and its agencies. Commercial paper will be rated, at the time of purchase, at least "A-2" by S&P or "Prime-2" by Moody's, or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO. In addition, each Fund may invest without limit in corporate and other debt obligations and in repurchase agreements when its Adviser(s) believes that a temporary defensive position is appropriate.

Portfolio Turnover

Portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund. See "Brokerage Allocation and Other Practices." In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends, and Distributions." The Conservative Allocation and Moderate Allocation Funds experienced higher than-expected portfolio turnover during the fiscal year ended July 31, 2005 as a result of investments in dollar rolls. Dollar rolls are described in this SAI under "Description of the Funds, Their Investments and Risks-Reverse Repurchase Agreements and Dollar Rolls."

The portfolio turnover rates for the Funds for the two fiscal years ended July 31, were as follows:

Fund	FYE July 31, 2005	FYE July 31, 2004
Conservative Allocation Fund	379%	160%
Moderate Allocation Fund	285%	100%
Growth Allocation Fund	200%	79%

INVESTMENT RESTRICTIONS

The Trust has adopted the investment restrictions listed below as fundamental policies. Under the Investment Company Act of 1940, as amended (1940 Act), a fundamental policy may not be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of the outstanding voting securities", when used in this SAI, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

Each Fund may not:

1.  Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act Laws and Interpretations) or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the 1940 Act Laws, Interpretations and Exemptions). Each Fund is a "diversified company" as defined in the 1940 Act.

2.  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3.  Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4.  Make loans, except through loans of assets of the Fund or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

5.  Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

6.  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Each Fund may purchase restricted securities without limit.

For purposes of investment restriction number 1, each Fund may not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of a Fund's total assets, more than 5% of such assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

For purposes of investment restriction number 2, under the 1940 Act, each Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or NAV will not be considered a violation of such policy.

As a matter of non-fundamental operating policy, a Fund will not purchase rights if as a result the Fund would then have more than 5% of its assets (determined at the time of investment) invested in rights.

As a non-fundamental operating policy, a Fund may not invest in the securities of other investment companies, except that (1) subject to certain restrictions, each Fund may purchase securities of other investment companies in the open market involving customary brokerage commissions, and (2) pursuant to an SEC exemptive order, each Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

MANAGEMENT OF THE TRUST

Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." "Fund Complex" consists the Trust and any other investment companies managed by PI.

Independent Trustees

Name, Address[1] and Age	Position(s) Held with each Trust	Term of2 Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex† Currently Overseen by Trustee	Other Directorships[3] Held by Trustee
Linda W. Bynoe (53)	Trustee	Since 2005	President and Chief Executive Officer (since March 1995) of Telemat Ltd.; formerly Vice President at Morgan Stanley & Co.	88	Director of Dynegy Inc. (since September 2002) and Simon Property Group, Inc. (since May 2003).

David E. A. Carson (71)	Trustee	Since 2003	Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People's Bank (1983-1997).	92	None

Name, Address[1] and Age	Position(s) Held with each Trust	Term of2 Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex† Currently Overseen by Trustee	Other Directorships[3] Held by Trustee
Robert E. La Blanc (71)	Trustee	Since 1999	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom. Trustee of Manhattan College.	89	Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (since 2002) (software Company); FiberNet Telecom Group Inc. (telecom company) (since 2003); Director (since 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66)	Trustee	Since 1998	Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.	89	Director of Gannett Co., Inc., Director of Continental Airlines, Inc., (since May 1993), Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62)	Trustee	Since 2003	Management Consultant; Director of Invesmart Inc. (since 2001) and Director of PennTank Lines, Inc. (since 1999).	89	None

Robin B. Smith (65)	Trustee	Since 2003	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	90	Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (62)	Trustee	Since 1999	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995)of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).	89	None

Clay T. Whitehead (66)	Trustee	Since 1999	President (since 1983) of National Exchange Inc. (new business development firm).	90	Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees4

Name, Address[1] and Age	Position(s) Held with each Trust	Term of2 Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex† Currently Overseen by Trustee	Other Directorships[3] Held by Trustee
Judy A. Rice (57)	Trustee and President	Since 2000 Since 2003	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of Prudential Investments LLC (PI); Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities Incorporated (Prudential Securities); and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.	89	None

Robert F. Gunia (58)	Trustee and Vice President	Since 1999	Executive Vice President and Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.	160	Vice President and Director (since May 1989) of The Asia Pacific Fund, Inc.

Information pertaining to Officers of the Trust who are not also Trustees is set forth below.

Officers

Name, Address[1] and Age	Position(s) with the Trust	Term of Office[2] and Length of Time Served	Principal Occupations During Past 5 Years
Deborah A. Docs (47)	Secretary	Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Name, Address[1] and Age	Position(s) with the Trust	Term of Office[2] and Length of Time Served	Principal Occupations During Past 5 Years
Jonathan D. Shain (47)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Kathryn L. Quirk (52)	Chief Legal Officer	Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Senior Vice President and Assistant Secretary (since November 2004) of Prudential Investments LLC; previously General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Grace C. Torres (46)	Treasurer and Principal Financial and Accounting Officer	Since 1998	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Lee D. Augsburger (46)	Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (40)	Anti-Money Laundering Compliance Officer	Since 2002	Vice President, Prudential (since November 1998); First Vice President of Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

1  Unless otherwise noted, the address of the Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

2  There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or Officer.

3  This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

4  "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager, an Adviser or the Distributor.

†  The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds. The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

The Trust has Trustees who, in addition to overseeing the actions of the Fund's Manager, Advisers and Distributor, decide upon matters of general policy in accordance with the laws of the State of Delaware and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services-Manager and Advisers" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Trust's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, the Board may contract for advisory and management services for the Trust or for any of its series (or class thereof) Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

Trustees and Officers of the Trust are also trustees, directors and officers of some or all of the other investment companies advised by the Trust's Manager and distributed by PIMS.

The Board has appointed a Chief Compliance Officer, Lee D. Augsburger, on behalf of the Funds. Mr. Augsburger oversees the implementation of policies and procedures for the Funds to ensure compliance with the applicable federal securities laws, and related rules. Mr. Augsburger serves in this capacity for all of the funds in the Fund Complex. In addition, Mr. Augsburger serves as chief compliance officer of the Manager.

Standing Board Committees

The Board has established three standing committees in connection with the governance of the Trust-Audit, Nominating and Governance, and Valuation.

Audit Committee. The Audit Committee consists of the following Independent Trustees: Ms. Bynoe, Messrs. Carson (Chair), Stoneburn and Whitehead. The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Funds' independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Funds' auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met four times during the fiscal year ended July 31, 2005.

Nominating and Governance Committee. The Nominating and Governance Committee of the Board is responsible for nominating trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The Nominating and Governance Committee met three times during the fiscal year ended July 31, 2005. The Nominating and Governance Committee Charter is available on the Funds' website at www.strategicpartners.com.

Selection of Trustee Nominees. The Nominating and Governance Committee is responsible for considering nominees for trustees at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Strategic Partners Asset Allocation Funds, P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•  a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

•  any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•  the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (Prudential) (the parent company of the Funds' Adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Valuation Committee. The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of each of the Fund's portfolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation

Committee based on Board member and Fund officer availability. The Valuation Committee met once during the fiscal year ended July 31, 2005. For more information about the Valuation Committee, see "Net Asset Value" below.

Shareholder Communications with Trustees

Shareholders of the Funds can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Asset Allocation Funds, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that director at Strategic Partners Asset Allocation Funds, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Compensation

Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of Officers and employees of the Trust as well as the fees and expenses of all Interested Trustees of the Trust.

The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as a result of the introduction of additional funds upon whose boards the Trustees may be asked to serve.

Independent Trustees may defer receipt of their Trustees' fees pursuant to a deferred fee agreement with the Trust. Under the terms of such agreement, the Trust accrues deferred Trustees' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.

The Trust has no retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid to the Trustees by the Trust for the fiscal year ended July 31, 2005 to the Independent Trustees. The table also shows aggregate compensation paid to those Trustees for service on the Trust's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2004.

Compensation Table1

Name of Independent Trustee[1]	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total 2004 Compensation From Trust and Fund Complex Paid to Trustee
Linda W. Bynoe*	$1,367	None	None	$N/A
David E.A. Carson	$5,114	None	None	$199,750 (38/92)[3]
Robert E. La Blanc	$4,963	None	None	$204,500 (38/92)[3]
Douglas H. McCorkindale[2]	$4,909	None	None	$176,916 (38/92)[3]
Richard A. Redeker	$5,065	None	None	$184,833 (37/91)[3]
Robin B. Smith[2]	$5,359	None	None	$206,500 (37/91)[3]
Stephen G. Stoneburn[2]	$4,992	None	None	$194,000 (37/91)[3]
Clay T. Whitehead	$4,992	None	None	$201,500 (38/92)[3]

*  Ms. Bynoe became a Trustee on March 2, 2005.

1  Interested Trustees and Officers do not receive any compensation from the Fund or the Fund Complex and therefore are not shown in the Compensation Table.

2  Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of this Trustee, in total or in part, under the Fund's deferred fee agreements. Including accrued interest and the selected fund's rate of return on amounts deferred through December 31, 2004, the total amount of compensation for the year amounted to $291,729, $423,670 and $195,039 for Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.

3  Number of funds/portfolios which existed at December 31, 2004 and excludes funds/portfolios which liquidated/merged out of existence during 2004.

The following tables set forth the dollar range of equity securities in the Trust beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2004.

Trustee Share Ownership Table

Independent Trustees

Name of Trustee	Dollar Range of Securities in Each Fund	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David E. A. Carson	None	Over $100,000
Robert E. La Blanc	None	Over $100,000
Douglas H. McCorkindale	$10,001-$50,000	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Clay T. Whitehead	None	Over $100,000

Share Ownership Table-Interested Trustees

Name of Trustee	Dollar Range of Securities in Each Fund	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Judy A. Rice	None	Over $100,000
Robert F. Gunia	None	Over $100,000

None of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of December 31, 2004.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Trustees of the Trust are eligible to purchase Class Z shares of the Funds, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

As of September 9, 2005, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Funds.

As of September 9, 2005, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of beneficial interest of any Fund were as follows:

Conservative Allocation Fund

Name	Address	Class	Shares/%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of Its Fund	4800 Deer Lake Drive East Jacksonville FL 32246	C	256,407/6.7%
McDonald Investments Inc C/FBO Cynthia Kester IRA	185 Bayshore CT Punta Gorda FL 33950	M	22,538/12.4%
McDonald Investments Inc FBO	800 Superior Ave Ste 2100 Cleveland OH 44114	M	12,890/7.1%
Lin(k) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry St., #3 Newark NJ 07102	M	12,049/6.6%
Prudential Investments LLC ATTN: Lisa O'Donnell	100 Mulberry St 14th Floor Newark NJ 07102	R	230/6.6%

Name	Address	Class	Shares/%
MG Trust Company Trustee SEA Star Line, LLC	700 17th Floor Suite 300 Denver CO 80202	R	3,256/92.8%
Prudential Trust Company C/F The Rollover IRA Of Adam W Leighton	9 Laurel Drive Simsbury CT 06070	X	45,971/29.2%
Prudential Trust Company C/F The Rollover IRA Of Sandra R Vanwart	24 Tanglewood Road Farmington CT 06032	X	39,424/25.0%
Prudential Trust Company C/F The Rollover IRA Of Eugene C Orientale	5749 Concord Drive North Port FL 34287	X	13,613/8.6%
Prudential Trust Company C/F The 403B Plan Of Joanne F Allan FBO Joanne F Allan	PO Box 856 Sea Breeze Ave Westhampton NY 11977	X	9,773/6.2%
Prudential Trust Company C/F The IRA Of Angelina Orientale	5749 Concord Drive North Port FL 34287	X	9,820/6.2%
Bruce R. Legrow TTEE Donald H. Simmons TTEE Glen Garrett Clinic PA 104K PSP & Trust	402 N. Kaufman Linden TX 75563	X	8,996/5.7%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Wellspan Health	1135 South Edgar Street PO Box 15198 York PA 17403	Z	25,226/6.2%
Prudential Investment FBO Mutual Fund Clients ATTN Pruchoice Unit	100 Mulberry St Newark NJ 07102	Z	167,866/41.1%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Lansing Board Of Water & Light	1232 Haco Drive PO Box 13007 Lansing MI 48912	Z	51,452/12.6%
Charles Schwab CO	101 Montgomery St San Francisco CA 94104	Z	109,435/26.8%

Moderate Allocation Fund

Name	Address	Class	Shares/%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Liberty Hospital Retirement	2525 Glenn W. Hendren Dr. Liberty MO 64068	A	501,923/6.0%
PIMS/Prudential Retirement As Nominee For The TEE Customer Plan Virginia Physicians, Inc 401 (K)	4470 Cox Road Suite 110 Glen Allen VA 23060	A	441,608/5.3%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	C	992,298/10.6%
Prudential Investments LLC ATTN: Lisa O'Donnell	100 Mulberry St. 14th Flr. Newark NJ 07102	R	219/14.6%
MG Trust Company Trustee SEA Star Line, LLC	700 17th Street Suite 300 Denver CO 80202	R	1,226/82.0%
Prudential Trust Company C/F The Rollover IRA Of Gail R Azia	784 Pine Island Drive Melbourne FL 32940	X	20,685/10.8%

Name	Address	Class	Shares/%
Prudential Trust Company C/F The IRA Of Ann Follacchio	10 Terrie Road Farmington CT 06032	X	17,262/9.0%
Prudential Trust Company C/F The Rollover IRA Of David S Sitner	112 Bluff Point Road S Glastonbury CT 06073	X	19,456/10.2%
Prudential Trust Company C/F The Rollover IRA Of David F Sitner	112 Bluff Point Road S Glastonbury CT 0603	X	9,855/5.2%
Bruce R. Legrow TTEE Donald H. Simmons TTEE Glen Garrett Clinic PA 401K PSP & Trust	402 N. Kaufman Linden TX 75563	X	11,712/6.1%
NFSC FEBO W. Ferrar, M. Taylor Cottees Comm William Ferrar, M Tayloe P/ADM	8923 Three Chopt Rd Ste 101 Richmond VA 23229	Z	40,065/5.0%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	Z	159,957/20.1%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Wellspan Health	1135 South Edgar Street PO Box 15198 York PA 17403	Z	40,602/5.1%
Prudential Investment FBO Mutual Fund Clients ATTN Pruchoice Unit	100 Mulberry St Newark NJ 07102	Z	116,851/14.7%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Lansing Board Of Water & Light	1232 Haco Drive PO Box 13007 Lansing MI 48912	Z	62,841/7.9%
Charles Schwab CO	101 Montgomery St San Francisco CA 94104	Z	336,301/42.2%

Growth Allocation Fund

Name	Address	Class	Shares/%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	C	459,540/7.6%
Flora M Burke TTEE & Jonathan H Burke TTEE Burke Family Trust	5362 D Algarrobo Laguna Hills CA 92653	M	13,701/5.7%
Prudential Investment LLC ATTN: Lisa O'Donnell	100 Mulberry St 14th Fl Newark NJ 07102	R	217/96.9%
Prudential Trust Company C/F The Rollover IRA Of Robert C Locker	5275 Bullard Road Fenton MI 48430	X	7,774/7.5%
Cardiolgy Spclsts Of Dayton In Profit Sharing Plan Stephen P Young TTEE FBO Patrick J Lytle Do	8479 London CT Springboro OH 45066	X	8,389/8.1%
Prudential Trust Company C/F The IRA Of Richard J Malinczak	1160 Jeffery Lane Saline MI 48176	X	9,341/9.0%
Prudential Trust Company C/F The IRA Of Juanee J Jensen	8926 Vrain St Westminster CO 80031	X	12,870/12.4%

Name	Address	Class	Shares/%
Prudential Trust Company C/F The IRA Of Peggy L Abeyta	8080 Lowell Blvd Westminister CO 80031	X	9,313/9.0%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	Z	60,161/12.5%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Wellspan Health	1135 South Edgar Street PO Box 15198 York PA 17403	Z	59,311/12.4%
Prudential Investment FBO Mutual Fund Clients Attn Pruchoice Unit	100 Mulberry St Newark NJ 07102	Z	81,162/16.9%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Lansing Board Of Water & Light	1232 Haco Drive PO Box 13007 Lansing MI 48912	Z	46,513/9.7%
Charles Schwab CO	101 Montgomery St San Francisco CA 94104	Z	191,964/40.0%

As of September 9, 2005, Wachovia Securities LLC (Wachovia Securities) was record holder for other beneficial owners of the following shares of beneficial interest in each Fund:

Fund	Shares/%
Conservative Allocation Fund
Class A	1,573,371/38.1%
Class B	4,063,247/40.4%
Class C	2,852,608/74.6%
Moderate Allocation Fund
Class A	3,145,338/37.6%
Class B	6,805,872/44.3%
Class C	6,383,738/68.0%
Growth Allocation Fund
Class A	2,359,095/48.5%
Class B	3,889,665/44.9%
Class C	4,336,361/72.0%

In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Advisers

The manager of the Trust is Prudential Investments LLC (PI or the Manager), 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Trust, comprise the Prudential mutual funds. See "How the Trust is Managed-Manager" in the Prospectus. As of June 30, 2005 PI managed and/or administered open-end and closed-end investment companies with assets of approximately $90.1 billion.

PI is a subsidiary of PI Holdco, Inc., which is a wholly owned subsidiary of Prudential Asset Management Holding Company, which is a wholly owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer and disbursing agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

Pursuant to the Management Agreement with the Trust (the Management Agreement), PI, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Funds, including the purchase, retention, disposition and loan of securities and other assets. The Manager also reviews the performance of all Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PI is obligated to keep certain books and records of the Trust. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

PI will review the performance of all Advisers of the Trust and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts.

PI also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by BNY, the Fund's Custodian (on or about October 17, 2005, PFPC will become the Fund's Custodian), and PMFS, the Trust's Transfer Agent. The management services of PI for the Trust are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate equal to 0.75% up to $500 million, 0.70% for the next $500 million and 0.65% over $1 billion, of each Fund's average daily net assets. The fee is computed daily and payable monthly.

In connection with its management of the business affairs of the Trust, PI bears the following expenses:

(1) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PI or any Adviser;

(2) all expenses incurred by PI or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

(3) the costs and expenses payable to each Adviser pursuant to the subadvisory agreements between PI and each Adviser (the Advisory Agreements).

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (1) the fees payable to the Manager, (2) the fees and expenses of Trustees who are not affiliated persons with PI or an Adviser, (3) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (4) the charges and expenses of legal counsel and independent accountants for the Trust, (5) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (6) all taxes and corporate fees payable by the Trust to governmental agencies, (7) the fees of any trade associations of which the Trust may be a member, (8) the cost of share certificates representing shares of the Trust, (9) the cost of fidelity and liability insurance, (10) certain organization expenses of the Trust and the fees and expenses involved in registering or qualifying and maintaining registration or qualification of the Trust and of its shares with the Commission and the states including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and (m) distribution fees.

The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. As discussed in the Prospectus, PI employs each unaffiliated Adviser under a "manager-of-managers" structure that allows PI to replace the Adviser or amend the Advisory Agreement without seeking shareholder approval.

For the three fiscal years ended July 31, PI received the following management fees:

Management Fees Paid to PI

Fund	FYE July 31, 2005	FYE July 31, 2004	FYE July 31, 2003
Conservative Allocation Fund	$1,556,266	$1,377,525	$1,019,977
Moderate Allocation Fund	$2,961,051	$2,497,078	$1,714,674
Growth Allocation Fund	$1,738,220	$1,472,713	$1,062,796

Each Subadvisory Agreement provides that the applicable Adviser will furnish investment advisory services to a portion of the applicable Fund's portfolio in connection with the management of the Fund. In connection therewith, EARNEST, Goldman Sachs, Hotchkis and Wiley, JP Morgan, LSV, Marsico, PIMCO, RS Investments, Thornburg and Vaughan Nelson are obligated to keep certain books and records of their respective Fund. Under the Subadvisory Agreements, each Adviser, subject to the supervision of PI, is responsible for managing the assets of its respective Fund in accordance with the Fund investment objective, investment program and policies. Each Adviser determines what securities and other instruments are purchased and sold for its respective Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement.

Under the Subadvisory Agreements for each of the Funds, each of the Advisers is compensated by PI for its services at an annual rate of the average daily net assets advised by the particular subadviser on Fund assets.

Each of the Subadvisory Agreements provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement pursuant to which such Subadvisory Agreement was entered into. Each Subadvisory Agreement may be terminated by the Trust, PI or the applicable Adviser upon not more than 60 days', nor less than 30 days', written notice. Each of the Subadvisory Agreements provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For the three fiscal years ended July 31, PI paid the following subadvisory fees to the Advisers:

Conservative Allocation Fund

Adviser	Annualized Percentage of Average Net Assets	FYE July 31, 2005	FYE July 31, 2004	FYE July 31, 2003
Jennison Associates LLC.[1] (Jennison)	.30% with respect to first $300 million; .25% for amounts in excess of $300 million	$158,775	$167,221	$124,225
Prudential Investment[2] Management, Inc. (PIM)	.375%	$69,522	$154,054	$113,528
EARNEST Partners, LLC (EARNEST)	.40%	$34,355	$39,996	$27,886
Franklin Advisers, Inc.[3] (Franklin)	.50%	$-	$-	$8,960
Pacific Investment Management Company LLC (PIMCO)	.25%	$233,463	$168,121	$126,347
RS Investment Management, LP4 (RS Investments)	.50%	$41,651	$47,543	$25,061
Goldman Sachs Asset Management LP5 (GSAM) (Large Cap Growth Equity Sleeve)	.30% in respect to first $50 million; .28% in respect to next $150 million; .25% for amounts in excess of $200 million	$4,368	$-	$-
GSAM[5] (High Yield Bond Sleeve)	.30%	$23,446	$-	$-
Hotchkis & Wiley Capital Management LLC[6] (Hotchkis & Wiley)	.30%	$16,148	$-	$-
JP Morgan Fleming Asset Management[7] (JP Morgan)	.30% in respect to first $300 million; .25% for amounts in excess of $300 million[10]	$15,781	$-	$-
Marsico Capital Management LLC[8] (Marsico)	.45%	$547	$-	$-
Vaughan Nelson Investment Management L.P.[9] (Vaughan Nelson)	.40% in respect to first $250 million; .35% for amounts in excess of $250 million	$547	$-	$-
	Total subadvisory fees	$604,927	$576,935	$436,007

1  Jennison terminated its service as Adviser to the Fund beginning April 2005.

2  PIM terminated its service as Adviser to the Fund in April 2005.

3  Franklin terminated its service as Adviser to the Fund in November 2002.

4  RS Investments replaced Franklin as Adviser to the Fund as of November 20, 2002.

5  GSAM became an Adviser to the Large Cap Growth Equity Sleeve of the Fund in June 2005 and to the High Yield Bond Sleeve in April 2005, replacing Jennison and PIM, respectively.

6  Hotchkis & Wiley became an Adviser to the Fund in April 2005, replacing Jennison.

7  JP Morgan became an Adviser to the Fund in April 2005, replacing Jennison.

8  Marsico became an Adviser to the Fund in June 2005, replacing Jennison.

9  Vaughan Nelson became an Adviser to the Fund in July 2005.

10  For purposes of the fee calculation, the assets managed by J.P. Morgan Investment Management Inc. will be aggregated with the assets of the Strategic Partners Style Specific Funds-Strategic Partners Large Capitalization Value Fund and the assets of The Target Portfolio Trust-Large Capitalization Value Portfolio managed by J.P. Morgan Investment Management Inc.

Moderate Allocation Fund

Adviser	Annualized Percentage of Average Net Assets	FYE July 31, 2005	FYE July 31, 2004	FYE July 31, 2003
Jennison[1]	.30% with respect to first $300 million; .25% for amounts in excess of $300 million	$364,206	$397,483	$276,085
PIM[2]	.375%	$78,000	$219,828	$143,556
Franklin[3]	.50%	-	-	$23,357
EARNEST	.40%	$95,815	$106,382	$70,466
Lazard Asset Management (Lazard)	.40%	$152,419	$133,333	$90,524
PIMCO	.25%	$249,391	$142,448	$100,877
RS Investments[4]	.50%	$10,890	$123,418	$64,453
GSAM[5] (Large Cap Growth Equity Sleeve)	.30% in respect to first $50 million; .28% in respect to next $150 million; .25% for amounts in excess of $200 million	$9,891	$-	$-
GSAM[5] (High Yield Bond Sleeve)	.30%	$7,507	$-	$-
Hotchkis & Wiley[6]	.30%	$39,192	$-	$-
JP Morgan[7]	.30% in respect to first $300 million; .25% for amounts in excess of $300 million[10]	$38,236	$-	$-
Marsico[8]	.45%	$16,966	$-	$-
Vaughan Nelson[9]	.40% in respect to first $250 million; .35% for amounts in excess of $250 million	$547	$-	$-
LSV Asset Management[11] (LSV)	.45% in respect to first $150 million; .425% in respect to next $150 million; .40% in respect to next $150 million; .375% in respect to next $300 million; .35% for amounts in excess of $750 million	$37,629	$-	$-
Thornburg Investment Management, Inc.[12] (Thornburg)	.45% in respect to first $50 million; .40% in respect to next $50 million; .30% for amounts in excess of $100 million	$38,671	$-	$-
	Total subadvisory fees	$1,139,360	$1,122,892	$769,318

1  Jennison terminated its service as Adviser to the Fund beginning April 2005.

2  PIM terminated its service as Adviser to the Fund in April 2005.

3  Franklin terminated its service as Adviser to the Fund in November 2002.

4  RS Investments replaced Franklin as Adviser to the Fund as of November 20, 2002.

5  GSAM became an Adviser to the Large Cap Growth Equity Sleeve of the Fund in June 2005 and to the High Yield Bond Sleeve in April 2005, replacing Jennison and PIM, respectively.

6  Hotchkis & Wiley became an Adviser to the Fund in April 2005, replacing Jennison.

7  JP Morgan became an Adviser to the Fund in April 2005, replacing Jennison.

8  Marsico became an Adviser to the Fund in June 2005, replacing Jennison.

9  Vaughan Nelson became an Adviser to the Fund in July 2005.

10  For purposes of the fee calculation, the assets managed by J.P. Morgan Investment Management Inc. will be aggregated with the assets of the Strategic Partners Style Specific Funds-Strategic Partners Large Capitalization Value Fund and the assets of The Target Portfolio Trust-Large Capitalization Value Portfolio managed by J.P. Morgan Investment Management Inc.

11  LSV became an Adviser to the Fund in April 2005, replacing Lazard.

12  Thornburg became an Adviser to the Fund in April 2005, replacing Lazard.

Growth Allocation Fund

Adviser	Annualized Percentage of Average Net Assets	FYE July 31, 2005	FYE July 31, 2004	FYE July 31, 2003
Jennison[1]	.30% with respect to first $300 million; .25% for amounts in excess of $300 million	$295,831	$286,047	$210,040
PIM[2]	.375%	$2,203	$15,616	$7,552
Franklin[3]	.50%		$-	$29,170
EARNEST	.40%	$100,291	$118,077	$85,488
Lazard	.40%	$146,541	$152,598	$109,292
RS Investments[4]	50%	$119,764	$145,335	$75,750
GSAM[5] (Large Cap Growth Equity Sleeve)	.30% in respect to first $50 million; .28% in respect to next $150 million; .25% for amounts in excess of $200 million	$9,595	$- $-	$- $-
Hotchkis & Wiley[6]	.30%	$29,998	$-	$-
JP Morgan[7]	.30% in respect to first $300 million; .25% for amounts in excess of $300 million[10]	$29,738	$-	$-
Marsico[8]	.45%	$14,958	$-	$-
Vaughan Nelson[9]	.40% in respect to first $250 million; .35% for amounts in excess of $250 million	$547	$-	$-
LSV[11]	.45% in respect to first $150 million; .425% in respect to next $150 million; .40% in respect to next $150 million; .375% in respect to next $300 million; .35% for amounts in excess of $750 million	$36,315	$-	$-
Thornburg[12]	.45% in respect to first $50 million; .40% in respect to next $50 million; .30% for amounts in excess of $100 million	$37,196	$-	$-
	Total subadvisory fees	$820,774	$717,673	$517,292

1  Jennison terminated its service as Adviser to the Fund beginning April 2005.

2  PIM terminated its service as Adviser to the Fund in April 2005.

3  Franklin terminated its service as Adviser to the Fund in November 2002.

4  RS Investments replaced Franklin as Adviser to the Fund as of November 20, 2002.

5  GSAM became an Adviser to the Large Cap Growth Equity Sleeve of the Fund in June 2005, replacing Jennison.

6  Hotchkis & Wiley became an Adviser to the Fund in April 2005, replacing Jennison.

7  JP Morgan became an Adviser to the Fund in April 2005, replacing Jennison.

8  Marsico became an Adviser to the Fund in June 2005, replacing Jennison.

9  Vaughan Nelson became an Adviser to the Fund in July 2005.

10  For purposes of the fee calculation, the assets managed by J.P. Morgan Investment Management Inc. will be aggregated with the assets of the Strategic Partners Style Specific Funds-Strategic Partners Large Capitalization Value Fund and the assets of The Target Portfolio Trust-Large Capitalization Value Portfolio managed by J.P. Morgan Investment Management Inc.

11  LSV became an Adviser to the Fund in April 2005, replacing Lazard.

12  Thornburg became an Adviser to the Fund in April 2005, replacing Lazard.

Portfolio Managers: The following tables set forth certain additional information with respect to the portfolio managers for each Fund. Unless noted otherwise, all information is provided as of July 31, 2005.

A. Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio Manager (s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	No. accts. ($ assets)	No. accts. ($ assets)	No. accts. ($ assets)
Paul E. Viera, Jr. of EARNEST	12 ($2.6 billion)	16 ($6.6 million) 1($2.7 million)	235 ($13.4 billion) 7($5.4 million)

Gary Chropruvka	44 ($11,398 million)	7 ($3,146 million) 1 ($100 million)	360 ($29,597 million) 24 ($5,553 million)

Melissa R. Brown	44 ($11,398 million)	7 ($3,146 million) 1 ($100 million)	123 ($27,684 million) 24 ($5,553 million)

Jonathan Beinner	26 ($17,739 million)	48 ($23,998 million) 12 ($6,460 million)	1,191 ($86,125 million) 24 ($11,210 million)

Tom Kenney	26 ($17,739 million)	48 ($23,998 million) 12 ($6,460 million)	1,191 ($86,125 million) 24 ($11,210 million)

Andrew Jessop	7 ($3,312 million)	5 ($7,356 million) 2 ($2,963 million)	34 ($11,400 million) 2 ($475 million)

Diana Gordon	7 ($3,312 million)	5 ($7,356 million) 2 ($2,963 million)	34 ($11,400 million) 2 ($475 million)

Rob Cignarella	7 ($3,312 million)	5 ($7,356 million) 2 ($2,963 million)	34 ($11,400 million) 2 ($475 million)

Rachel Golder of GSAM	7 ($3,312 million)	5 ($7,356 million) 2 ($2,963 million)	34 ($11,400 million) 2 ($475 million)

Sheldon J. Lieberman George Davis Joe Huber Patty McKenna Stan Majcher of Hotchkis & Wiley	16 ($14.2 billion) 1 ($2.2 billion) (Data applies to all PMs)	9 ($1.2 billion) (Data applies to all PMs)	126 ($12.0 billion) 6 ($1.1 billion) (Data applies to all PMs)

Cris Posada* Raffaele Zingone of JPMorgan	- 7 ($819 million) 1 ($135 million)	- 2 ($2.1 billion)	- 27 ($13.5 billion) 3 ($5.5 billion)

*  Cristian Posada is the client portfolio manager responsible for providing servicing, attribution and market updates specific to the Funds.

Josef Lakonishok Robert Vishny Menno Vermuelen of LSV	17 ($4.9 billion) (Data applies to all PMs)	16 ($2.8 billion) (Data applies to all PMs)	436 ($35.8 billion) 17 ($1.7 billion) (Data applies to all PMs)

Thomas F. Marsico of Marsico	33 ($25,776,565,000)	12 ($1,328,870,000)	207 ($21,169,270,000)

Portfolio Manager (s)	Registered Investment Companies	Other Pooled Investment Vehicles		Other Accounts
	No. accts. ($ assets)	No. accts. ($ assets)		No. accts. ($ assets)
Chris Dialynas of PIMCO	Conservative Allocation: 8 ($2,606.65 million) Moderate Allocation: 8 ($2,595.01 million)	Conservative Allocation: 15 ($6,629.19 million) Moderate Allocation: 15 ($6,629.19 million)		Conservative Allocation: 98 ($40,421.69 million) 8 ($2,198.48 million) Moderate Allocation: 98 ($40,421.69 million) 8 ($2,198.48 million)

Bill Wolfenden of RS Investments	10 ($772,473,658)	0	($0)	4 ($37,736,482)

William V. Fries Wendy Trevisani of Thornburg	2 ($5.4 billion) (Data applies to PMs)	25 ($1.7 billion) (Data applies to all PMs)		2,513 ($3.4 billion) 1 ($0.4 billion) (Data applies to all PMs)

Chris Wallis Mark Roach Scott Weber of Vaughan Nelson	9 ($250mm) 9 ($250mm) 9 ($250mm)	6 ($86mm) 6 ($86mm) 6 ($86mm)		43 ($660mm) 1 ($<1mm) 42 ($660mm) 42 ($660mm)

B. Portfolio Manager Compensation / Material Conflicts of Interest. The table below identifies the structure of, and method(s) used to determine, portfolio manager compensation. The table below also identifies, for portfolio managers, any material conflicts of interest that may arise between a portfolio manager's management of a Fund's investments and investments in other accounts.

Adviser	Compensation Structure and Methods/Material Conflicts of Interest
EARNEST	Compensation

All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio manager. The Firm is employee-owned.

Conflicts of Interest

No material conflicts of interest exist. All accounts are managed to model portfolios that are approved by the investment committee, and trades are allocated pro-rata to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

GSAM	Compensation

Fixed Income Team Base Salary and Performance Bonus. GSAM's Fixed Income Team's (the "Fixed Income Team") compensation package for its Portfolio Managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each Portfolio Manager's individual performance; the Fixed Income Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

The performance bonus for Portfolio Managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance (2) consistency of performance across accounts with similar profiles; (3) compliance with risk

Adviser	Compensation Structure and Methods/Material Conflicts of Interest
budgets; and (4) communication with other Portfolio Managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams' performance exceeded performance benchmarks over one-year and three-year periods (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above) and (5) whether the team managed all similarly mandated accounts in a consistent manner.

The benchmark for measuring performance of the high yield sleeve of these Funds is Lehman Brothers High Yield Bond Index.

Quantitative Equity Team Base Salary and Performance Bonus. GSAM's Quantitative Equity Team's (the "QE Team") compensation packages for its Portfolio Managers are comprised of a base salary and performance bonus. The performance bonus is a function of each Portfolio Manager's individual performance; his or her contribution to the overall performance of QE Team strategies; and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.

The performance bonus for Portfolio Managers is significantly influenced by the following criteria: (1) whether the Team's pre-tax performance exceeded performance benchmarks over a one, three and five year period; (2) whether the Portfolio Manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other Portfolio Managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the Team performed consistently with objectives and client commitments; (2) whether the Team achieved top tier rankings and ratings; and (3) whether the Team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The QE Team's decision may also be influenced by the following: the performance of the Investment Adviser and anticipated compensation levels among competitive firms.

The benchmark for measuring performance of the growth sleeve of these Funds is Russell 1000 Growth Index.

Other Compensation-Both Teams. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all Portfolio Managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co's overall financial performance.

Adviser	Compensation Structure and Methods/Material Conflicts of Interest
Conflicts of Interest

GSAM's Portfolio Managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A Portfolio Manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Hotchkis & Wiley	Compensation

Portfolio Managers of the Fund are supported by the full research team of Hotchkis and Wiley. Compensation is used to reward, attract and retain high quality investment professionals. An investment professional, such as a Portfolio Manager, has a base salary and is eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of Hotchkis and Wiley and are evaluated and compensated based on these functions as well as their investment management activities.

Hotchkis and Wiley believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Fund or separate accounts, of specific industries within the Fund or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of Hotchkis and Wiley attributable to such factors may affect the size of Hotchkis and Wiley's overall bonus pool.

Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of Hotchkis and Wiley using annual evaluations, compensation surveys, feedback from other employees and advice from members of Hotchkis and Wiley's Executive Committee and Hotchkis and Wiley's Compensation Committee. The amount of the bonus usually is shaped by the total amount of Hotchkis and Wiley's bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

Each of the Portfolio Managers owns equity in Hotchkis and Wiley. Hotchkis and Wiley believes that the ownership structure of the firm is a significant factor in ensuring a motivated and stable employee base.

Potential Conflicts

The Fund is managed by Hotchkis and Wiley's investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within

Adviser	Compensation Structure and Methods/Material Conflicts of Interest
an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis and Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, Hotchkis and Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis and Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis and Wiley to favor such accounts in making investment decisions and allocations, Hotchkis and Wiley has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

JPMorgan	Compensation

The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Conflicts of Interest

The chart above shows the number, type and market value as of 7/31/05 of the accounts other than the Fund that are managed by the Fund's portfolio manager. The potential for conflicts of interest exists when portfolio managers manage

Adviser	Compensation Structure and Methods/Material Conflicts of Interest
other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic

Adviser	Compensation Structure and Methods/Material Conflicts of Interest
allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

LSV	Compensation

Compensation consists of a salary and a discretionary bonus. Each of Messrs. Lakonishok, Vishny and Vermeulen is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and developments of the investment group.

Conflicts of Interest

There are no material conflicts of interest. LSV has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Marsico	Compensation

MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Conflicts of Interest

Portfolio managers at MCM typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities,

Adviser	Compensation Structure and Methods/Material Conflicts of Interest
foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the sleeves of the Strategic Partners Allocation Fund, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

PIMCO	Compensation

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

Adviser	Compensation Structure and Methods/Material Conflicts of Interest
In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

• 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

• Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

• Amount and nature of assets managed by the portfolio manager;

• Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

• Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

• Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

• Contributions to asset retention, gathering and client satisfaction;

• Contributions to mentoring, coaching and/or supervising; and

• Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority

Adviser	Compensation Structure and Methods/Material Conflicts of Interest
interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

Adviser	Compensation Structure and Methods/Material Conflicts of Interest
RS Investments	Compensation

RS Investments is an employee-owned investment firm. The firm has two separate investment advisory operating divisions, each with separate compensation and profit-sharing structures. Each of the Funds' portfolio managers is part of either the Growth Group or the Value Group. William J. Wolfenden III is a member of the Growth Group (the "Group").

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with G. Randall Hecht and Terry R. Otton, Co-Chief Executive Officers of RS Investments, the leaders of the Group (James L. Callinan, John L. Wallace, and William J. Wolfenden III), determined all salaries and bonuses for their respective Groups for the Funds' fiscal year ended July 31, 2005. Salaries were based on industry standards, as described above.

Bonuses within the Group were based on a number of factors, including (1) pre-tax investment performance for each account (including Funds) managed by a portfolio manager compared to a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Assets under management did not directly affect any individual's salary or bonus, although the amount of the Group's assets under management affected the fee revenue attributable to the Group, which in turn affected the maximum amount of money available for the Group's aggregate salaries and bonuses.

In addition, most of the Group's portfolio managers participated in the profits of the Group based on their profit-sharing percentages. The Group's leaders, in consultation with Mr. Hecht and Mr. Otton, set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-term investment performance (compared to appropriate benchmarks), and overall contribution to the Group's investment process.

Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to Group profits.

Conflicts of Interest

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the Fund and such other accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments' policy, to the extent

Adviser	Compensation Structure and Methods/Material Conflicts of Interest
practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments' policy that, when the amount of securities of a particular issuer available to RS Investments' client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments' policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments' reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

Thornburg	Compensation

Compensation for investment professionals includes a base salary, annual bonus, profit sharing plan, and potential for ownership. While an individual's contribution is important in establishing an appropriate compensation level, the performance of the team and product is more critical in determining total compensation. Ownership participation varies and is based on tenure and level of contribution to the firm.

Conflicts of Interest

No conflicts of interest exist. All accounts are managed to a model portfolio, and trades are for all accounts are performed on a random rotation basis so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

Vaughan Nelson	Compensation

Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer. Portfolio management professionals are compensated through a fixed base salary, incentive bonus, a contribution to the firm's retirement plan and stock options. The bonus component is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group on a one year and rolling three year basis, an assessment of the quality of client service provided and the overall profitability of Vaughan Nelson. The contribution to the firm's retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees are allocated stock options at the discretion of the Compensation Committee as part of a long-term incentive package.

There is no distinction of compensation amongst the Portfolio and any other accounts managed.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a

Adviser	Compensation Structure and Methods/Material Conflicts of Interest
portion of the Strategic Partners Asset Allocation Fund may be presented with the following potential conflicts:

1) a conflict between the investment strategy of the Strategic Partners Asset Allocation portfolio and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

2) a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Strategic Partners Asset Allocation portfolio; and

3) a conflict in the allocation of limited investment opportunities between the strategy employed by the Strategic Partners Asset Allocation portfolio and other managed accounts for which advisory fees are based upon the performance of the account

Vaughan Nelson maintains policies and procedures in place that address these potential conflict of interest issues to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

C. Portfolio Manager Securities Ownership. The table below identifies, for each portfolio manager, ownership of the Funds' securities by that portfolio manager.

Portfolio Manager (s)	Ownership of Company Securities
Paul E. Viera, Jr.	None

of EARNEST

Gary Chropruvka	None for all PMs

Melissa R. Brown

Jonathan Beinner

Tom Kenney

Andrew Jessop

Diana Gordon

Rob Cignarella

Rachel Golder

of GSAM

Sheldon J. Lieberman	None for all PMs

George Davis

Joe Huber

Patty McKenna

Stan Majcher

of Hotchkis & Wiley

Cris Posada	None for all PMs

Raffaele Zingone

of JPMorgan

Josef Lakonishok	None for all PMs

Robert Vishny

Menno Vermuelen

of LSV

Thomas F. Marsico	None

of Marsico

Chris Dialynas	None

of PIMCO

Bill Wolfenden	None

of RS Investments

Portfolio Manager (s)	Ownership of Company Securities
William V. Fries	None for all PMs

Wendy Trevisani

of Thornburg

Chris Wallace	None for all PMs

Mark Roach

Scott Weber

of Vaughan Nelson

Principal Underwriter, Distributor and Rule 12b-1 Plans

Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trust. See "How the Trust is Managed-Distributor" in the Prospectus.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan, the Class C Plan, the Class M Plan, the Class R Plan, and the Class X Plan, collectively, the Plans) adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing each Fund's Class A, Class B, Class C Class M, Class R and Class X shares, respectively. The Distributor also incurs the expenses of distributing the Funds' Class Z shares under the Distribution Agreement with the Trust, none of which are reimbursed by or paid for by the Trust. See "How the Trust is Managed-Distributor" in the Prospectus.

The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Under the Plans, the Trust is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Trust will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of each Fund's shares and the maintenance of related shareholder accounts.

Class A Plan. Under the Class A Plan, each Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor also receives an initial sales charge from shareholders. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the year ending July 31, 2006.

The table below sets forth the payments received by the Distributor under the Class A Plan, the amount spent by the Distributor in distributing Class A shares and the amount of initial sales charges received by the Distributor in connection with the sale of Class A shares for the fiscal years ended July 31, 2005 and 2004.

Amounts Received by the Distributor of Class A Shares

	Distribution Fees Received by Distributor		Amount Spent Distributing Class A Shares		Initial Sales Charges
Fund	2005	2004	2005	2004	2005	2004
Conservative Allocation Fund	$106,598	$81,776	$86,612	$65,298	$398,100	$354,900
Moderate Allocation Fund	$227,575	$180,107	$156,141	$114,900	$644,500	$498,700
Growth Allocation Fund	$131,472	$108,813	$111,294	$85,889	$337,200	$257,100

The amounts spent by the Distributor in distributing Class A shares was primarily for the payment of account servicing fees to financial advisers and other persons who sell Class A shares. Through each period, the Distributor limited the amount of the 12b-1 fee to .25 of 1% of the average daily net assets of Class A shares.

Class B and Class C Plans. Under the Class B and Class C Plans, each Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of 1% of the average daily net assets of each of the applicable class of shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

Class B Plan. For the fiscal years ended July 31, 2005 and 2004, the Distributor received the distribution fees paid by the Funds and the proceeds of contingent deferred sales charges (CDSCs) paid by investors on the redemption of Class B shares as set forth below:

Amounts Received by the Distributor for Class B Shares

	Distribution Fee		Approximate CDSCs
Fund	2005	2004	2005	2004
Conservative Allocation Fund	$1,143,425	$1,043,090	$230,100	$192,500
Moderate Allocation Fund	$1,841,973	$1,575,502	$315,000	$302,400
Growth Allocation Fund	$1,031,396	$905,348	$166,600	$176,800

For the fiscal year ended July 31, 2005, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class B shares:

Amounts Spent by the Distributor in Connection with Class B Shares

Fund	Printing and Mailing Prospectuses to Other than Current Shareholders		Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*		Commission Payments to Financial Advisors of Wachovia Securities		Overhead Costs*		Total Amount Spent by Distributor
Conservative Allocation Fund	$4,400	(0.5%)	$451,200	(50.7%)	$282,200	(31.7%)	$152,100	(17.1%)	$889,900
Moderate Allocation Fund	$5,100	(0.3%)	$651,100	(44.4%)	$457,500	(31.2%)	$353,300	(24.1%)	$1,467,000
Growth Allocation Fund	$4,200	(0.5%)	$363,600	(44.2%)	$256,700	(31.2%)	$197,600	(24.1%)	$822,100

  *  Includes (1) the expenses of operating the branch offices of Wachovia Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (2) the cost of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

Class C Plan. For the fiscal years ended July 31, 2005 and 2004, the Distributor received the distribution fees paid by the Funds under the Class C Plan, initial sales charges, and the proceeds of paid by investors on the redemption of shares as set forth below:

Amounts Received by the Distributor of Class C Shares

	Amount of Distribution Fee		Approximate Initial Sales Charges		Approximate CDSCs
Fund	2005	2004	2005	2004	2005	2004
Conservative Allocation Fund	$438,188	$419,385	*-	$33,000	$16,600	$30,000
Moderate Allocation Fund	$1,084,337	$942,522	*-	$107,100	$28,000	$46,000
Growth Allocation Fund	$685,554	$584,650	*-	$72,400	$15,500	$26,600

  *  Class C shares no longer bear an initial sales charege.

For the fiscal year ended July 31, 2005, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class C shares:

Fund	Printing and Mailing Prospectuses to Other than Current Shareholders		Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*		Commission Payments to Financial Advisors of Wachovia Securities		Overhead Costs*		Total Amount Spent by Distributor
Conservative Allocation Fund	$1,700	(0.4%)	$13,900	(3.1%)	$370,800	(82.9%)	$60,900	(13.6%)	$447,300
Moderate Allocation Fund	$3,000	(0.3%)	$10,000	(0.9%)	$885,400	(78.6%)	$227,700	(20.2%)	$1,126,100
Growth Allocation Fund	$2,900	(0.4%)	$3900	(0.6%)	$245,700	(75.1%)	$145,800	(20.9%)	$698,300

  *  Includes (1) the expenses of operating the branch offices of Wachovia Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (2) the cost of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

Class M and Class X Plans. Under the Class M and Class X Plans, each Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of 1% of the average daily net assets of each of the applicable shares. The Class M and Class X Plans provide that (1) up to .25% of the average daily net assets of the Class M and Class X shares, respectively, may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed .50% of the average daily net assets of the Class M and Class X shares, respectively.

Class M Plan. For the period October 4, 2004 through July 31, 2005, the Distributor received the distribution fees paid by the Funds and the proceeds of paid by investors on the redemption of shares as set forth below:

Amounts Received by the Distributor of Class M Shares

	Amount of Distribution Fee	Approximate CDSCs
Fund	2005	2005
Conservative Allocation Fund	$9,168	$3,100
Moderate Allocation Fund	$18,107	$16,000
Growth Allocation Fund	$12,672	$4,300

For the period October 4, 2004 through July 31, 2005, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class M shares:

Fund	Printing and Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*	Commission Payments to Financial Advisors of Wachovia Securities		Overhead Costs*		Total Amount Spent by Distributor
Conservative Allocation Fund $- (0%)	$-	(0%)	$144	(100%)	$-	(0%)	$144
Moderate Allocation Fund $- (0%)	$-	(0%)	$1,100	(26.2%)	$3,100	(73.8%)	$4,200
Growth Allocation Fund $- (0%)	$-	(0%)	$500	(16.7%)	$2,500	(83.3%)	$3,000

  *  Includes (1) the expenses of operating the branch offices of Wachovia Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (2) the cost of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

Class X Plan. For the period October 4, 2004 through July 31, 2005, the Distributor received the distribution fees paid by the Funds and the proceeds of paid by investors on the redemption of shares as set forth below:

Amounts Received by the Distributor of Class X Shares

	Amount of Distribution Fee	Approximate CDSCs
Fund	2005	2005
Conservative Allocation Fund	$7,010	$600
Moderate Allocation Fund	$9,079	$3,800
Growth Allocation Fund	$5,001	$1,500

For the period October 4, 2004 through July 31, 2005, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class X shares:

Fund	Printing and Mailing Prospectuses to Other than Current Shareholders		Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*		Commission Payments to Financial Advisors of Wachovia Securities		Overhead Costs*		Total Amount Spent by Distributor
Conservative Allocation Fund	$-	(0%)	$-	(0%)	$293	(100%)	$-	(0%)	$293
Moderate Allocation Fund	$-	(0%)	$-	(0%)	$350	(16.7%)	$1,750	(83.3%)	$2,100
Growth Allocation Fund	$-	(0%)	$-	(0%)	$250	(22.7%)	$850	(77.3%)	$1,100

  *  Includes (1) the expenses of operating the branch offices of Wachovia Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (2) the cost of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

Class R Plan. Under the Class R Plan, each Fund may pay the Distributor for its distribution-related expenses with respect to Class R shares at an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares. The Class R Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .75 of 1% of the average daily net assets of the Class R shares. The distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class R Plan to .50 of 1% of the average daily net assets of the Class R shares for the year ending July 31, 2006.

Class R Plan. For the period October 4, 2004 through July 31, 2005, the Distributor received the distribution fees paid by the Funds and the proceeds of paid by investors on the redemption of shares as set forth below:

Amounts Received by the Distributor of Class R Shares

Amount of Distribution Fee
Fund	2005
Conservative Allocation Fund	$10
Moderate Allocation Fund	$11
Growth Allocation Fund	$11

For the period October 4, 2004 through July 31, 2005, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class R shares:

Fund	Printing and Mailing Prospectuses to Other than Current Shareholders		Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses*		Commission Payments to Financial Advisors of Wachovia Securities		Overhead Costs*		Total Amount Spent by Distributor
Conservative Allocation Fund	$-	(0%)	$-	(0%)	$-	(0%)	$8	(100.0%)	$8
Moderate Allocation Fund	$-	(0%)	$-	(0%)	$-	(0%)	$10	(100.0%)	$10
Growth Allocation Fund	$-	(0%)	$-	(0%)	$-	(0%)	$8	(100.0%)	$8

  *  Includes (1) the expenses of operating the branch offices of Wachovia Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (2) the cost of client sales seminars, (3) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

Distribution expenses attributable to the sale of shares of each Fund under the Plans will be allocated to each share class based upon the ratio of sales of each such class to the sales of all classes subject to a Plan shares of that Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Independent Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in any of the Plans or in any agreement related to any Plan (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days', written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Trust will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Trust by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

In addition to distribution and service fees paid by each Fund under the Class A, Class B, Class C, Class M, Class R and Class X Plans, the Manager (or one of its affiliates) may make payments to dealers (including Wachovia) and other persons who distribute shares of the Trust (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of any Fund. In addition, Fee waivers and subsidies will increase a Fund's total return.

NASD Maximum Sales Charge Rule

Pursuant to National Association of Securities Dealers (NASD) Conduct Rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares of each Fund. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of a Fund may not exceed .75 of 1%. The 6.25% limitation applies to each Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

The Bank of New York (BNY), located at One Wall Street, New York, New York 10286, serves as Custodian for the Trust's portfolio securities and cash, and in that capacity maintain certain financial and accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States. On or about October 17, 2005, PFPC Trust Company (PFPC) will become the Trust's Custodian. PFPC is located at Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113.

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is a wholly-owned subsidiary of PIFM Holdco, Inc, the parent of PI, the Manager. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $0.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

KPMG LLP, 345 Park Avenue, New York, New York 10154, serves as the Trust's independent registered public accounting firm and in that capacity audited the financial statements of the Trust for the fiscal year ended July 31, 2005.

Codes of Ethics

The Trust has adopted a Code of Ethics. In addition, the Manager, PIM, the Advisers and the Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Trust. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Trust is making such investments. The Codes are on public file with, and are available from, the Commission.

Proxy Voting Policies and Recordkeeping Procedures

The Board has delegated to the Trust's Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. The Funds authorize the Manager to delegate, in whole or in part, its proxy voting authority to its Adviser or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Funds. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Funds should a proxy issue potentially implicate a conflict of interest between a Fund and the Manager or its affiliates.

The Manager delegates to the Funds' Advisers the responsibility for voting the Funds' proxies. Each Adviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the investment adviser or its affiliates. The Manager and the Board expect that the Advisers will notify the Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Advisers will deliver to the Manager, or its appointed vendor, information required for filling the Form N-PX with the SEC.

A summary of the proxy voting policies of the Trust's Advisers are set forth in Appendix III of this SAI.

Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 225-1852 or by visiting the SEC's website, http://www.sec.gov.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Trust has adopted a policy pursuant to which the Funds and their Manager, Advisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Trust has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Funds, the Manager, and the Advisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Funds and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Funds, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Advisers. Broker-dealers may receive negotiated brokerage commissions on transactions in portfolio securities, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker, dealer or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia, one of the Advisers or an affiliate thereof (an affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter market, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. No Fund will deal with an affiliated broker in any transaction in which an affiliated broker acts as principal. Thus, it will not deal in the over-the-counter market with an affiliated broker acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable under the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Funds and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Trust, will not significantly affect any Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Funds. In order for an affiliated broker to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by the affiliated broker from transactions effected for the Trust during the applicable period. Brokerage and futures transactions with Wachovia Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Wachovia Securities (or such affiliate) by applicable law.

The table below sets forth certain information concerning the payment of commissions by the Funds, including the commissions paid to an affiliated broker for the three fiscal years ended July 31, 2005, July 31, 2004 and July 31, 2003.

	Conservative Allocation Fund			Moderate Allocation Fund
	FYE July 31, 2005	FYE July 31, 2004	FYE July 31, 2003	FYE July 31, 2005	FYE July 31, 2004	FYE July 31, 2003
Total brokerage commissions paid by the Fund	$195,941	$240,154	$230,796	$513,957	$630,725	$582,702
Total brokerage commissions paid to Wachovia Securities or affiliates of the Trust or the Advisers	$3,276	$1,587	$110	$7,476	$3,663	-
Percentage of total brokerage commissions paid to Wachovia Securities or affiliates of the Trust or the Advisers	0.14%	0.66%	0.05%	1.45%	0.58%	-
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions through Wachovia Securities or affiliates of the Trust or the Advisers	0.03%	0.18%	0%	0.57%	0.27%	-

	Growth Allocation Fund
	FYE July 31, 2005	FYE July 31, 2004	FYE July 31, 2003
Total brokerage commissions paid by the Fund	$431,651	$597,889	$552,083
Total brokerage commissions paid to Wachovia Securities or affiliates of the Trust or the Advisers	$5,918	$2,867	$324
Percentage of total brokerage commissions paid to Wachovia Securities or affiliates of the Trust or the Advisers	1.37%	0.48%	0.06%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions through Wachovia Securities or affiliates of the Trust or the Advisers	0.93%	0.28%	0.1%

The Trust is required to disclose the Funds' holdings of securities of the Trust's regular brokers and dealers (as defined in Rule 10b-1 under the 1940 Act) and their parents as of July 31, 2005. As of that date, each Fund held securities of the following brokers and dealers:

Conservative Allocation

Name	Value of Holdings as of July 31, 2005	Debt/Equity
Citigroup, Inc.	$735,150	Equity
Goldman Sachs Group Inc. (The)	644,773	Equity
Merrill Lynch & Co., Inc.	76,414	Equity
Lehman Brothers Holdings, Inc.	251,050	Equity
Bank of America	710,680	Equity
Jefferies Group, Inc.	152,921	Equity

Moderate Allocation

Name	Value of Holdings as of July 31, 2005	Debt/Equity
Barclays PLC	$1,092,522	Equity
Bank of America Corp.	1,752,720	Equity
BNP Paribas SA	441,166	Equity
Goldman Sachs Group, Inc. (The)	1,687,436	Equity
Lehman Brothers Holdings, Inc.	594,826	Equity
Merrill Lynch & Co., Inc.	193,974	Equity
Morgan Stanley	647,210	Equity

Growth Allocation

Name	Value of Holdings as of July 31, 2005	Debt/Equity
Barclays PLC	$1,042,595	Equity
BNP Paribas SA	426,702	Equity
Citigroup, Inc.	1,487,700	Equity
Goldman Sachs Group, Inc. (The)	1,440,232	Equity
Jefferies Group, Inc.	549,689	Equity
Lehman Brothers Holdings, Inc.	519,658	Equity
Merrill Lynch & Co., Inc.	170,462	Equity
Morgan Stanley	535,805	Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds' portfolio holdings are made public, as required by law, in the Funds' annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, the Funds' portfolio holdings as of the fiscal quarter end are reported to the SEC within approximately 60 days after the end of the Funds' first and third fiscal quarters. Each Fund will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. In addition, a Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted to the Funds' website within 15 days after the end of each month. These postings can be located at www.strategicpartners.com, and are available for at least six months from the date of their posting.

When authorized by the Chief Compliance Officer of a Fund and an officer of a Fund, portfolio holdings information may be disseminated more frequently or at different periods than those described above to intermediaries that distribute shares of the Fund, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures used to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of the holdings of a Fund's portfolios shall be prepared setting forth a legitimate business purpose for such release which shall specify the Portfolio(s), the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of the Fund.

2.  The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the holdings information.

4.  An officer of the Fund shall approve the release agreement. Copies of the release and agreement shall be sent to PI's law department.

5.  Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of holdings information.

6.  PI's Fund Administration Department shall arrange for the release of holdings information by the custodian banks.

As of the date of this Statement of Additional Information, the Funds will provide:

1.  Traditional External Recipients / Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.

•  Full holdings on a daily basis to the Funds' subadviser, custodian, sub-custodians (if any) and accounting agents at the end of each day.

•  Full holdings to the Funds' independent registered public accounting firm as soon as practicable following the Funds' fiscal year-end or on an as-needed basis.

•  Full holdings to financial printers as soon as practicable following the end of the Funds' quarterly, semi and annual period-ends.

2.  Analytical Service Providers

•  All Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Funds' fiscal quarter-end.

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.

•  Full holdings to FactSet and Lipper, Inc. (investment research providers) on a daily and monthly basis, respectively.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be monitored on an ongoing basis and will be reviewed by the Funds' Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board of the Trust has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Funds' disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the potential misuse of such information by individuals or entities that come into possession of the information.

CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, divided into three series (the Funds). Each Fund is divided into seven classes, designated Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) Class B, Class M and Class X shares have a conversion feature and (5) Class R and Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Trust's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B, Class M and Class X shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bear higher distribution expenses than Class A and Class R shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class R shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. The Trust will render assistance to those shareholders who call such a meeting.

Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and NAV procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto.

The Trustees have the power to alter the number and the terms of office of the Trustees, provided that at all times at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Shares of a Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge that, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B and Class C shares). Class Z and Class R shares of the Funds are offered to a limited group of investors at NAV without any sales charges. Class M and Class X shares are closed to new purchases and are available only through exchange. Class M and Class X shares bear sales charges that may be imposed on a deferred basis. See "How to Buy, Sell and Exchange Shares of the Funds" in the Funds' prospectus.

Purchase by Wire

For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to the Fund's Custodian, as directed to you by PMFS, specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and class in which you are investing (Class A, Class B, Class C or Class Z shares).

If you arrange for receipt by the Custodian prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time) on a business day, you may purchase shares of a Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire the Custodian directly and should be sure that the wire specifies Strategic Partners Asset Allocation Funds, the Fund in which you would like to invest, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount that may be invested by wire is $1,000.

Issuance of Fund Shares for Securities

Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by an Adviser.

Specimen Price Make-Up

Under the current distribution arrangements between the Trust and the Distributor, the Distributor sells Class A shares at NAV plus a maximum front-end sales charge of 5.50% and Class B, Class C and Class Z shares at NAV. Using the NAV of each Fund at July 31, 2005, the maximum offering price of the Funds' shares is as follows. The maximum offering price of Class R shares is not yet available because they are new.

Class A	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
NAV and redemption price per Class A share*	$11.36	$12.56	$13.36
Maximum sales charge (5.50% of offering price)	0.66	0.73	0.78
Maximum offering price to public	$12.02	$13.29	$14.14
Class B
NAV, offering price and redemption price per Class B share*	$11.34	$12.52	$12.78
Class C
NAV, offering price and redemption price per Class C share*	$11.34	$12.52	$12.78
Class M
NAV, offering price and redemption price per Class M share*	$11.34	$12.49	$12.78
Class R
NAV, offering price and redemption price per Class R share	$11.37	$12.56	$13.34
Class X
NAV, offering price and redemption price per Class X share*	$11.33	$12.52	$12.79
Class Z
NAV, offering price and redemption price per Class Z share	$11.37	$12.58	$13.58

  *  Class A, Class B, Class C, Class M and Class X shares are subject to a CDSC on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Funds-How to Sell Your Shares-Contingent Deferred Sales Charge" in the Prospectus.

Selecting a Purchase Alternative

The following is provided to assist you in determining which share class of a Fund best suits your individual circumstances and is based on the Fund's current fees and expenses:

If you intend to hold your investment in a Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales of 5.50% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over Class B or Class C shares regardless of how long you intend to hold your investment. See the section of the Prospectus titled "Reducing or Waiving Class A's Initial Sales Charge." However, unlike Class B, you would not have all of your money invested initially because the initial sales charge on Class A shares is deducted at the time of purchase.

Class M and Class X shares are available only through exchanges from the same share class of certain Strategic Partners mutual funds. There are no sales charges on exchanges. The minimum initial investment for exchanges on Class M and Class X shares is $1,000.

With Class A shares, you pay an initial sales charge of 5.5% and the minimum purchase amount is $1,000. In addition, you may be subject to a 1% CDSC for shares redeemed within 12 months of purchase. With Class B shares, you only pay a sales charge if you sell your shares within 6 years of purchase (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year may be higher than Class A share expenses. With Class C shares, you pay a 1% CDSC if you sell within 12 months of purchase (18 months if purchased prior to February 2, 2004), but the operating expenses may be higher than the expenses for Class A shares. With Class M and Class X shares, you pay no initial sales charge but you may be subject to a CDSC for shares redeemed within seven and eight years (seven years in the case of Class X shares purchased prior to August 19, 1998), respectively.

Class B and Class C Shares

The offering price of Class B and Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "Sale of Shares-Contingent Deferred Sales Charge" below.

The Distributor will pay, from its own resources, sales commissions at the time of sale of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares. This facilitates the ability of the Funds to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Trust is Managed-Distributor." In connection with the sale of Class C shares, the Distributor may pay at the time of the sale, from its own resources, brokers, financial advisers and other persons who distribute Class C shares, a sales commission of up to 2% of the purchase price at the time of sale.

Class Z Shares

Class Z shares of each Fund currently are available for purchase by the following categories of investors:

•  pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which a Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

•  participants in any fee-based program or trust program sponsored by an affiliate of the Distributor that includes mutual funds as investment options and for which a Fund is an available option;

•  current and former Trustees of the Trust; and

•  the Manager or an Adviser or any of their affiliates with an investment of $10 million or more; and

•  qualified state tuition programs (529 plans).

After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons who distribute shares a finder's fee, from its own resources, based on a percentage of the NAV of shares sold by such persons.

Class R Shares

Retirement Plans. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans, and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.

Rights of Accumulation

Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Funds and shares of other JennisonDryden and Strategic Partners mutual funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

The Distributor, your broker or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

Sales of Shares

You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before a Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Trust in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19176, to the Distributor or to your broker.

Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has an NAV value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank that is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by your Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Funds-Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.

Signature Guarantee. If the proceeds of the redemption (i) exceed $100,000, (ii) are to be paid to a person other than the shareholder, (iii) are to be sent to an address other than the address on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, dealer, savings association or credit union. PMFS reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the NYSE is closed for other than customary weekends and holidays, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

Redemption in Kind. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Sales of Shares" above. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Involuntary Redemption. In order to reduce expenses of the Funds, the Board may redeem all of the shares of any shareholder, other than a shareholder that is an IRA or other qualified or tax-deferred retirement plan or account, whose account has an account value of less than $500 due to a redemption. The Trust will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund and account at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge

Certain redemptions of Class A shares within 12 months of purchase are subject to a 1% contingent deferred sales charge, or CDSC. (The CDSC is waived for certain retirement and/or benefit plans affiliated with Prudential.) Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase (18 months if purchased prior to February 2, 2004) will be subject to a 1% CDSC. Redemptions of Class M shares will be subject to a CDSC declining from 6% to zero over a seven-year period. Redemptions of Class X shares will be subject to a CDSC declining from 6% to zero over an eight year period (seven years in the case of Class X shares purchased prior to August 19, 1998). The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B, Class C, Class M or Class X shares to an amount that is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 12 months, in the case of Class C shares (18 months if purchased prior to February 2, 2004), seven years, in the case of Class M shares and eight years, in the case of Class X shares (seven years in the case of Class X shares purchased prior to August 19, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount record keeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the amount of time from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the period from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

The following table sets forth the rates of the CDSC applicable to redemption of Class B, Class M and Class X shares:

	Contingent Deferred Sales Charge as a Percentage of Dollars Invested or Redemption Proceeds
Year Since Purchase Payment Made	Class B shares	Class M shares	Class X shares*
First	5%	6%	6%
Second	4%	5%	5%
Third	3%	4%	4%
Fourth	2%	3%	4%
Fifth	1%	2%	3%
Sixth	1%	2%	2%
Seventh	None	1%	2%
Eighth	None	None	1%
Ninth	None	None	None
Tenth	None	None	None

  *  The CDSC for Class X shares purchased prior to August 19, 1998 is 6% in the first year, 5% in the second, 4% in the third, 3% in the fourth, 2% in the fifth and sixth year, and 1% in the seventh year.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years in the case of Class M shares and eight years in the case of Class X shares (seven years in the case of Class X shares purchased prior to August 19, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of Contingent Deferred Sales Charge-Class B, Class M and Class X Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 701/2. The distribution form must be signed by the shareholder.

The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which the CDSC was previously deducted.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Trust.

You must notify the Trust's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver	Required Documentation
Death	A certified copy of the shareholder's death certificate or, in the case of a trust, a certified copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor

Disability-An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.	A copy of the Social Security Administration award letter or a letter from a physician on the physician's letterhead stating that the shareholder is permanently disabled. In the case of a trust, a copy of the trust agreement identifying the grantor will be required. The letter must also indicate the date of disability.

Distribution from an IRA or 403(b) Custodial Account	A copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 701/2 and is taking a normal distribution-signed by the shareholder.

Distribution from Retirement Plan	A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions	A letter from the shareholder (for an IRA) or the plan administrator/ trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge-Class C Shares

Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

Automatic Conversion Feature-Class B, Class M and Class X Shares

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase Class M shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class X shares will automatically convert to Class A shares on a quarterly basis approximately ten years after purchase (eight years in the case of Class X shares purchased prior to August 19, 1998). Conversions will be effected at relative NAV without the imposition of any additional sales charge.

Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B, Class M and Class X shares, the number of Class B, Class M and Class X shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) eligible to convert to Class A shares (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B, Class M and Class X shares purchased at least seven, eight or ten years, respectively, prior to the conversion date to (b) the total amount paid for all Class B, Class M and Class X shares purchased and then held in your account (2) multiplied by the total number of Class B shares, Class M and Class X purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B, Class M and Class X shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B, Class M and Class X shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven, eight or ten years, respectively, before such conversion date. For example, in the case of Class B shares, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B, Class M and Class X shares, the per share NAV of the Class A shares may be higher than that of the Class B, Class M and Class X shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B, Class M and Class X shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B, Class M and Class X shares during a month will be deemed to have been made on the last day of the month, or for Class B, Class M and Class X shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B, Class M and Class X shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B, Class M and Class X shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

Class B, Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by the Transfer Agent, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M and Class X shares acquired through the reinvestment of dividends and distributions.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B, Class M and Class X shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B, Class M and Class X shares of the Funds will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

SHAREHOLDER INVESTMENT ACCOUNT

Upon the initial purchase of Trust shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for issuance of a certificate. The Trust makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the relevant Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege

Each Fund makes available to its shareholders the Exchange Privilege. This privilege allows shareholders to exchange their shares of each Fund for shares of other Strategic Partners and JennisonDryden mutual funds, or one or more specified money market funds including Special Money Fund, subject in each case to the minimum investment requirements of such funds. Shares of such other Strategic Partners and JennisonDryden mutual funds may also be exchanged for shares of the Funds. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans offering only certain of the Strategic Partners or JennisonDryden mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new Strategic Partners or JennisonDryden mutual funds whose shares may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Trust nor its agents will be liable for any loss, liability or cost that results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19176.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS at the address noted above.

Class A. Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other Strategic Partners or JennisonDryden mutual funds. No fee or sales load will be imposed upon the exchange. Shareholders of Money Fund who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of Strategic Partners and JennisonDryden mutual funds.

The following money market funds participate in the Class A exchange privilege:

Dryden Government Securities Trust
  (Money Market Series)
MoneyMart Assets, Inc.
Dryden Tax-Free Money Fund

Class B and Class C. Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of other Strategic Partners and JennisonDryden mutual funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

Class B and Class C shares of a Fund may also be exchanged for shares of MoneyMart Assets, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares, respectively, of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.

Class M and Class X. Shareholders of a Fund may exchange their Class M and Class X shares of the Fund for Class M and Class X shares, respectively, of other Strategic Partners or JennisonDryden mutual funds and shares of Special Money Fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class M and Class X shares acquired as a result of the exchange. The applicable sales charge will be imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

Class R. Class R shares may be exchanged for Class R shares of other Strategic Partners or JennisonDryden mutual funds.

Class Z. Class Z shares may be exchanged for Class Z shares of other Strategic Partners and JennisonDryden mutual funds. Please note, however, that Strategic Partners Style Specific Funds do not currently offer Class Z shares.

Dollar Cost Averaging

Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in 10 years.1

The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

Period of Monthly Investments:	$100,000	$150,000	$200,000	$250,000
25 Years	$105	$158	$210	$263
20 Years	170	255	340	424
15 Years	289	438	578	722
10 Years	547	820	1,093	1,366
5 Years	1,361	2,041	2,721	3,402

See "Automatic Investment Plan."

1Source: The College Board, Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Funds. The investment return and principal value of an investment will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed.

Automatic Investment Plan (AIP)

Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan

A Systematic Withdrawal Plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The systematic withdrawal plan provides for monthly, or quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC.

In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested. See "Automatic Reinvestment of Dividends or Distributions" above.

The Transfer Agent, the Distributor or the applicable dealer acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

Various qualified retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7)of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

Individual Retirement Accounts. An IRA permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable personal savings account.

Tax-Deferred Compounding1

Years of Deferment	IRA	Taxable Personal Savings Account (35%)	Taxable Personal Savings Account (15%)
10	$31,291	$26,712	$29,235
15	58,649	46,091	52,856
20	98,846	71,060	85,678
25	157,909	103,232	131,283
30	244,692	144,685	194,651

1The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account. The chart also illustrates earnings in a personal savings account, assuming that the earnings are eligible for current lower dividend and capital gain tax rate and that this lower rate (currently set to expire after 2008) is made permanent.

NET ASSET VALUE

The price an investor pays for each share is based on the share value. Each Fund's share value-known as the net asset value per share or NAV-is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing the Fund's NAV, the Fund will value the Fund's futures contracts generally 15 minutes after the close of regular trading on the NYSE. A Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund's. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Adviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Adviser or Manager, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Adviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Adviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Adviser or Manager believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager may determine that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Fund's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgement of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

As long as a Fund declares dividends daily, the net asset value of the Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

TAXES, DIVIDENDS AND DISTRIBUTIONS

Each Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves each Fund (but not its shareholders) from paying federal income tax on income and capital gains that are distributed to shareholders, and permits distributed net capital gain of each Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares. Net capital gains of each Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward.

For federal income tax purposes, the Moderate Allocation Fund utilized approximately $14,541,000 of its prior year capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2005. For federal income tax purposes, the Growth Allocation Fund utilized approximately $17,389,000 of its prior year capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2005.

Qualification of each Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (1) the Fund derive at least 90% of its annual gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than the U.S. government securities and securities of other regulated investment companies) or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses; and (3) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

Excise Taxes

In addition, each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year (or, at the election of a Fund having a taxable year ending November 30 or December 31, for its taxable year). In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior calendar year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

Fund Investments

Gains or losses on sales of securities by each Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where a Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the securities. Long-term capital gains are taxed, when distributed to noncorporate shareholders, at a rate of up to 15%. Other gains or losses on the sale of securities will be short-term capital gains or losses taxable at ordinary income tax rates. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by a Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain Funds' transactions may be subject to wash sale, short sale, constructive sale, conversion transactions, constructive ownership transactions and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income. In addition, debt securities acquired by each Fund may be subject to original issue discount and market discount rules which, respectively, may cause each Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the distribution requirement referred to above.

Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes at the end of each Fund's taxable year; that is, treated as having been sold at the fair market value on the last business day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net marked to market gains may be subject to distribution requirements referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions that are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain with respect to offsetting positions held by the Fund.

Gains or losses attributable to fluctuations in exchange rates that occur between the time each Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

Each Fund may, from time to time, invest in passive foreign investment companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus certain interest changes, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Each Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. For this purpose, all stock in a PFIC that is owned, directly or indirectly, by a Fund is treated as marketable stock. If the election is in effect, at the end of a Fund's taxable year, the Fund will recognize the amount of net gain, if any, as ordinary income with respect to PFIC stock. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of mark-to market gains recognized in prior years. Alternatively, a Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Fund Distributions

Certain dividends received by non-corporate shareholders (including individuals) that are designated as qualified dividend income may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain. Dividends attributable to certain foreign corporations, interest income, capital gain and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividend income. Dividends received by corporate shareholders are generally eligible for a dividends received deduction of 70% to the extent a Fund's income is derived from dividends received by the Fund from domestic corporations. Individual shareholders are not eligible for the dividends-received deduction.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Long-term capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15%. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Alternatively, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions in excess of a Fund's current or accumulated earning and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any distribution in excess of such basis will be treated as a capital gain from the sale of its shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).

Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of each Fund on the reinvestment date.

Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the shareholder's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends, and capital gains distributions also may be subject to state and local income taxes. Therefore, prior to purchasing shares of each Fund, the investor should carefully consider the impact of dividends or capital gains distributions that are expected to be or have been announced.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of Fund shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder' adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires shares of the Fund pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale of redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Foreign Shareholders

Dividends constituting net investment income and net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual or a foreign entity ("foreign shareholder") are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless, in general, the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, generally be required to pay net U.S. income tax on any dividends and capital gain distributions that are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investments in the Funds.

Foreign Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of each Fund's assets to be invested in various countries will vary. The Funds do not expect to meet the requirements of the Internal Revenue Code for "passing-through" to their shareholders any foreign income taxes paid for purposes of determining such shareholders' foreign tax credit.

Unrelated Business Taxable Income

Generally, an exempt organization (including an individual retirement account) is exempt from U.S. federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time. However, a tax-exempt U.S. person investing in a Fund will not realize UBTI with respect to an unleveraged investment in Shares. Tax-exempt U. S. persons are urged to consult their own tax advisors concerning the U. S. federal tax consequences of an investment in a Fund.

Backup Withholding

Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

Shareholders are advised to consult their own tax adviser with respect to the federal, state and local tax consequences resulting from their investment in the Funds.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended July 31, 2005, incorporated in this SAI by reference to the Trust's 2005 annual reports to shareholders (File No. 811-8915), have been so incorporated in reliance on the report of KPMG, LLP, independent registered public accounting firm.

You may obtain a copy of the Funds' annual reports at no charge by request to the Trust by calling (800) 225-1852, or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

APPENDIX I-DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Long-Term Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Those obligations have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Paper Ratings

A S&P short-term issue credit rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than three years.

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

International Long-Term Credit Ratings
Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category or to categories below CCC.

Short-Term Debt Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments: may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Plus (+) or Minus (-): Plus and minus signs may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F1.

APPENDIX II-GENERAL INVESTMENT INFORMATION

The following terms are used in mutual fund investing.

Asset Allocation

Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

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APPENDIX III-SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

The Board of Trustees of the Trust has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. The Funds authorize the Manager to delegate, in whole or in part, its proxy voting authority to the Adviser or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Funds. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Funds should a proxy issue potentially implicate a conflict of interest between a Fund and the Manager or its affiliates.

The Manager delegates to the Funds' Advisers the responsibility for voting the Funds' proxies. The Advisers are expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Adviser or its affiliates. The Manager and the Board expect that the Adviser will notify the Manager and the Board at least annually of any such conflicts indentified and confirm how the issue was resolved. In addition, the Manager expects that the Advisers will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC.

A copy of the summary proxy voting policies of each Fund's Advisers follows:

EARNEST Partners, LLC

Goldman Sachs Asset Management

Hotchkis & Wiley Capital Management LLC

JP Morgan Fleming Asset Management

LSV Asset Management

Marsico Capital Management, LLC

Pacific Investment Management Company LLC

RS Investment Management, LP (RS Investments)

Thornburg Investment Management, Inc.

Vaughan Nelson Investment Management, L.P.

Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 225-1852 or by visiting the SEC's website, http://www.sec.gov.

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APPENDIX III-I

EARNEST PARTNERS, LLC

SUMMARY PROXY POLICIES AND PROCEDURES

1.  Proxy Policies

The best interest of advisory clients and plan participants (the "Client") shall be the sole consideration when voting proxies of portfolio companies. Each proxy issue shall receive individual consideration based on all the relevant facts and circumstances. As a general rule, EARNEST Partners shall vote against any actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, provisions limiting shareholder rights.

In addition to the foregoing, the following shall be adhered to unless EARNEST Partners is instructed otherwise in writing by the Client:

•  EARNEST Partners shall not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

•  EARNEST Partners will not announce its voting intentions and the reasons therefor.

•  EARNEST Partners shall not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

•  EARNEST Partners shall not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

•  All communications with portfolio companies or fellow shareholders shall be for the sole purpose of expressing and discussing Earnest Partners' concerns for its Clients interests and not for an attempt to influence the control of management.

With respect to ERISA accounts, EARNEST Partners shall act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is EARNEST Partners' policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor's views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

2.  Proxy Procedures

Proxy Director

EARNEST Partners has designated a Proxy Director. The Proxy Director shall consider every issue presented on every portfolio company proxy. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Director, taking into account the general policies outlined above. In the case where EARNEST Partners has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict. In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST Partners will seek the advice of the Client. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues.

A detailed description of EARNEST Partners' specific proxy voting guidelines will be furnished upon request. You may also obtain information about how EARNEST Partners has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners
75 Fourteenth Street, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772

EARNEST Partners reserves the right to change these policies and procedures at any time without notice.

III-2

APPENDIX III-II

GOLDMAN SACHS ASSET MANAGEMENT

SUMMARY PROXY VOTING POLICY AND PROCEDURES

GOLDMAN SACHS FUNDS
DESCRIPTION OF PROXY VOTING POLICY

Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust, on behalf of the Goldman Sachs Funds (the "Funds"), have delegated the voting of portfolio securities to Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (collectively the "Investment Adviser"). The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Advisers' guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

III-3

APPENDIX III-III

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC

PROXY VOTING SUMMARY

Generally, and except to the extent that a client otherwise instructs Hotchkis and Wiley Capital Management, LLC ("HWCM") in writing, HWCM will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as HWCM deems appropriate in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that HWCM may consider what would be in its clients' best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of HWCM and its client, HWCM will vote according to its predetermined specific policy. The Compliance Department will review the vote to determine that the decision was based on the client's best interest and was not the product of the conflict.

HWCM utilizes a third party service provider to provide administrative assistance in connection with the voting of proxies, including certain record keeping and reporting functions.

III-4

APPENDIX III-IV

JP MORGAN FLEMING ASSET MANAGEMENT

SUMMARY PROXY VOTING POLICY AND PROCEDURES

Voting Policy

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMAM Entity" and collectively as "JPMAM"), may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues. The JPMorgan Funds, with the exception of JPMorgan Value Opportunities Fund, JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund not sub-advised by JPMIM, Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and Undiscovered Managers Small Cap Growth Fund, have granted JPMAM the authority to vote proxies for the Funds in accordance with these Procedures and Guidelines. * The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies. The JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund that is not sub-advised by JPMIM, vote proxies in accordance with the voting policies of their subadvisers. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and Undiscovered Managers Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers.

JPMAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMAM advisory entity has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMAM entity. The procedures permit an independent proxy voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

A copy of the JPMAM Global Proxy Voting Procedures and Guidelines, the JPMorgan Value Opportunities Fund Proxy Voting Procedures and Policy, and the policies of the subadvisers to the JPMorgan Multi-Manager Small Cap Growth Fund, the JPMorgan Multi-Manager Small Cap Value Fund, Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and Undiscovered Managers Small Cap Growth Fund are available upon request by contacting our Service Center at 1-800-480-4111.

*The JPMorgan Multi-Manager Funds are only available through JPMorgan Private Bank.

Exhibit A

JPMorgan High Yield Partners LLC
JPMorgan Investment Advisors Inc.
Bank One Trust Company, NA
JPMorgan Chase Bank, NA
J.P. Morgan Fleming Asset Management (London) Limited
J.P. Morgan Fleming Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Limited
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
Security Capital Research & Management Incorporated

III-5

APPENDIX III-V

LSV ASSET MANAGEMENT

SUMMARY PROXY VOTING POLICY AND PROCEDURES

LSV Asset Management ("LSV") has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.

LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Institutional Shareholder Services ("ISS"). ISS will implement LSV's proxy voting process, provide assistance in developing guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions, and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring ISS to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. Clients are sent a copy of their respective guidelines on an annual basis. LSV's use of ISS is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping. In accordance with the recordkeeping rules, LSV will retain copies of its proxy voting policies and procedures; a copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR); a record of each vote cast on behalf of a client (maintained by the proxy voting service); a copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service); a copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account; and LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

III-6

APPENDIX III-VI

MARSICO CAPITAL MANAGEMENT LLC

SUMMARY PROXY VOTING POLICY AND PROCEDURES

It is the policy of Marsico Capital Management, LLC ("MCM") to vote all proxies over which it has voting authority in the best interest of MCM's clients, as summarized here.

•  Under MCM's investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders' best interests, we believe that voting proxies in our clients' best economic interest ordinarily means voting with these managements' recommendations.

•  Although MCM ordinarily will vote proxies with management recommendations, MCM's analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

•  MCM generally will abstain from voting, or take no action on, proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management. MCM will not notify clients of these routine abstentions or decisions not to take action.

•  In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

•  MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's proxy voting policy and information about the voting of a client's proxies are available to the client on request.

III-7

APPENDIX III-VII

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

III-8

APPENDIX III-VIII

RS INVESTMENT MANAGEMENT, L.P.

RS INVESTMENT MANAGEMENT, INC.

RS GROWTH GROUP LLC

RS VALUE GROUP LLC

SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Each of the RS investment advisory firms (each, an "Adviser") has adopted policies and procedures (the "Policies") that govern how it votes proxies relating to securities owned by its advisory clients for which the Adviser exercises voting authority and discretion (the "Proxies"). The advisory clients for which the Advisers vote Proxies are registered investment companies and certain other institutional accounts. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated that authority and discretion to a third party.

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients' interests to those of the Advisers. The Policies are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect voting decisions on behalf of the Advisers' clients.

The Advisers have adopted detailed proxy voting guidelines (the "Guidelines") that set forth how they plan to vote on specific matters presented for shareholder vote. In most cases, the Guidelines state specifically whether Proxies will be voted by the Advisers for or against a particular type of proposal. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

Because the Guidelines have been pre-established by the Advisers, voting of Proxies in accordance with the Guidelines is intended to limit the possibility that any conflict of interest might motivate an Adviser's voting decision with respect to a proposal. However, an Adviser is permitted to override the Guidelines (an "Override") with respect to a particular shareholder vote when the Adviser believes the Override to be in a client's best interest. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). In connection with any Override or Special Vote, a determination is made by the Advisers' chief compliance officer whether there is any material conflict of interest between the Adviser, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of the Advisers.

Certain aspects of the administration of the Policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel. The Committee oversees the Proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

The Advisers have retained Investor Responsibility Research Center ("IRRC") to handle the administrative aspects of voting proxies for the accounts of our advisory clients. IRRC monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast. In addition, the Advisers' compliance department monitors matters presented for shareholder votes and tracks the voting of the Proxies on a regular basis.

Clients may obtain a copy of the Policies and information regarding how the Advisers have voted securities held in their accounts, by contacting John Sanders at (415) 591-2768.

The Policies are subject to change at any time without notice.

III-9

APPENDIX III-IX

THORNBURG INVESTMENT MANAGEMENT, INC.

SUMMARY PROXY VOTING POLICY AND PROCEDURES

Thornburg Investment Management, through a third-party voting service, votes shares owned by clients according to the proxy voting guidelines provided by the third-party voting service. Currently, Thornburg Investment Management contracts with Institutional Shareholder Services (ISS) to act as the third-party voting service.

The proxy voting procedures are as follows:

•  Custodians, distribution agents and any other parties that would traditionally send proxy materials to Thornburg Investment Management are instructed to forward all proxy materials to ISS for review.

•  After an analysis of the topics, ISS then forwards their recommendations to Thornburg Investment Management for review.

•  Once Thornburg Investment Management has reviewed the recommendations provided by ISS a determination will be made to either override the recommendation or agree to vote as advised.

•  Generally Thornburg Investment Management will vote with the recommendation made by ISS. Exceptions may exist when the vote concerns issues that are unique or non-routine.

Thornburg Investment Management will abstain from voting on all social issues.

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APPENDIX III-X

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

SUMMARY PROXY VOTING POLICIES AND PROCEDURES

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

(VN Small-Cap Value Portfolio)

Policy

Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client's best interest is upheld and in a manner that does not subrogate the client's best interest to that of the firm's in instances where a material conflict exists.

Approach

Vaughan Nelson has created a Proxy Voting Guideline ("Guideline") believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson's Investment Committee and it considers the nature of it's business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (Institutional Shareholder Services), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a "blanket voting approach" cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client's best interest.

Vaughan Nelson, in executing their duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson's business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in the client's continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on our part, or casting the vote as indicated by Institutional Shareholder Services, "ISS", (a third-party research firm independent to Vaughan Nelson).

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds - whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities - whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts - instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities - where the firm does not have a basis on which to offer advice.

In summary, Vaughan Nelson's goal is to vote proxy material in a manner that we believe assists in maximizing the value of a portfolio.

Vaughan Nelson's procedures in practice involve forwarding a listing of client holdings to ISS each day in order to assist with identifying upcoming proxy votes. Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to ISS. Once a "proxy analysis" is received from ISS the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline. Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications. Completed proxy analyses are voted electronically through an interface with ISS who then completes the actual proxy vote on Vaughan Nelson's behalf. All analyses with vote indications are retained. Reports concerning votes made on behalf of an account are accessible through ISS.

III-11

PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)  (1) Certificate of Trust.1

(2) Amendment to Certificate of Trust dated August 26, 1999.8

(3) Amendment to Certificate of Trust dated September 4, 2001.8

(4) Agreement and Declaration of Trust.1

(5) Amendment No. 1 to Agreement and Declaration of Trust.2

(6) Certificate of Correction of Certificate of Amendment to Certificate of Trust dated May 14, 200211

(b)  By-Laws as amended November 16, 2004.*

(c)  In response to this item, Registrant incorporates by reference the following provisions from its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit a(1) and Exhibit (b), defining rights of the Trust's shareholders: Articles III and V of Agreement and Declaration of Trust; Article III of By-Laws.

(d)  (1) Amended and Restated Management Agreement between Registrant and Prudential Investments LLC (PI) dated May 25, 2004.*

(2) Subadvisory Agreement between PIFM and Pacific Investment Management Company LLC (PIMCO) with respect to the Conservative Growth Fund dated May 5, 2000.9

(3) Subadvisory Agreement between PIFM and PIMCO with respect to the Moderate Growth Fund dated May 5, 2000.9

(4) Subadvisory Agreement between PI and Hotchkis and Wiley Capital Management LLC dated March 25, 2005.*

(5) Subadvisory Agreement between PI and JP Morgan Investment Management Inc. dated March 25, 2005.*

(6) Subadvisory Agreement between PI and LSV Asset Management dated March 25, 2005.*

(7) Subadvisory Agreement between PI and Thornburg Investment Management, Inc. dated March 25, 2005.*

(8) Subadvisory Agreement between PI and Goldman Sachs Asset Management with respect to High Yield Bond Sleeves dated April 13, 2005.*

(9) Subadvisory Agreement between PI and RS Investment Management, LP with respect to the Conservative Growth, Moderate Growth and High Growth Funds dated November 20, 2002.(12)

(10) Subadvisory Agreement between PI and Goldman Sachs Asset Management with respect to Large Capitalization Growth Equity Sleeves dated May 10, 2005.*

(11) Subadvisory Agreement between PI and Marsico Capital Management, LLC dated June 14, 2005.*

(12) Subadvisory Agreement between PI and Vaughan Nelson Investment Management, L.P. dated July 6, 2005.*

(13) Subadvisory Agreement between PI and EARNEST Partners, LLC with respect to each Fund dated December 13, 2001.11

(e)  (1) Amended and Restated Distribution Agreement between Registrant and Prudential Investment Management Services LLC (PIMS) dated May 25, 2004.*

(2) Form of Selected Dealer Agreement3

(f)  Not applicable.

(g)  (1) Custodian Contract between Registrant and The Bank of New York (BNY) dated November 7, 2002.(12)

(2) Form of Custodian Services Agreement between Registrant and PFPC Trust Company (PFPC) dated July 1, 2005.*

(h)  (1) Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services, Inc. (PMFS).3

(2) Amendment to Transfer Agency and Services Agreement between Registrant and PMFS dated August 24, 1999.8

(3) Amendment to Transfer Agency and Service Agreement dated September 4, 2002.(12)

(i)  Opinion of counsel.11

(j)  Consent of independent registered public accounting firm.*

(l)  Purchase Agreement.3

(m)  (1) Distribution and Service Plan for Class A shares.1

(2) Distribution and Service Plan for Class B shares.1

(3) Distribution and Service Plan for Class C shares.1

(4) Distribution and Service Plan for Class M shares13

(5) Distribution and Service Plan for Class R shares13

(6) Distribution and Service Plan for Class X shares13

(7) Distribution fee waiver for Class A shares*

(8) Distribution fee waiver for Class R shares*

(n)  Rule 18f-3 Plan.13

(p)  (1) Code of Ethics of Earnest Partners, LLC dated January 31, 2005.*

(2) Code of Ethics of Goldman Sachs Asset Management dated February 23, 2005.*

(3) Code of Ethics of Hotchkis and Wiley Capital Management LLC dated February 1, 2005.*

(4) Code of Ethics of JP Morgan Fleming Asset Management dated February 1, 2005.*

(5) Code of Ethics of LSV Asset Management dated January 7, 2005.*

(6) Code of Ethics of Marsico Capital Management, LLC dated February 1, 2005.*

(7) Code of Ethics of Pacific Investment Management Company LLC dated January 6, 2005.*

(8) Code of Ethics of RS Investment Management, LP dated February 9, 2005.*

(9) Code of Ethics of Thornburg Investment Management, Inc. dated March 21, 2005.*

(10) Code of Ethics of Vaughan Nelson Investment Management, L.P. dated December 31, 2004.*

(11) Code of Ethics of Registrant dated April 6, 2005.*

(12) Code of Ethics and Personal Securities Trading Policy of Prudential Investments LLC, Prudential Investment Management, Inc. and Prudential Investment Management Services LLC dated January 1, 2005.*

(q)  Powers of attorney dated September 7, 2005.*

*  Filed herewith

1  Incorporated by reference to Registrant's initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (SEC) on August 4, 1998 (File No. 333-60561).

2  Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on Form N-1A on September 17, 1998 (File No. 333-60561).

3  Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on Form N-1A on October 7, 1999 (File No. 333-60561).

4  Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. filed on July 31, 2001 (File No. 33-15166).

5  Incorporated by reference to Exhibit (p)(2) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Strategic Partners Series filed on March 27, 2000 (File No. 333-95849).

6  Incorporated by reference to Exhibit (p)(9) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of The Target Portfolio Trust filed on May 1, 2000 (File No. 33-50476).

7  Incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of Target Funds filed on October 31, 2000 (File No. 333-82621).

8  Incorporated by reference to corresponding exhibit to Registrant's Post-Effective Amendment No. 8 filed on Form N-1A on October 1, 2001.

9  Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Jennison Natural Resources Fund, Inc. filed on July 28, 2004 (File No. 33-15166).

10  Incorporated by reference to corresponding exhibit to Registrant's Post-Effective Amendment No. 7 filed on Form N-1A on October 5, 2000.

11  Incorporated by reference to Post-Effective No. 9 to the Registration Statement on Form N-1A filed on September 27, 2002.

12  Incorporated by reference to corresponding exhibit to Registrant's Post-Effective Amendment No. 10 filed on Form N-1A on October 3, 2003.

13  Incorporated by reference to corresponding exhibit to Registrant's Post-Effective Amendment No. 12 filed on Form N-1A on October 1, 2004.

Item 24. Persons Controlled by or under Common Control with Registrant.

Not Applicable.

Item 25. Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VII of the Agreement and Declaration of Trust (Exhibit (a)(4)) to the Registration Statement) and Article XI of the Trust's By-Laws (Exhibit (b) to the Registration Statement), officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions. Section 3817 of the Delaware Statutory Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 8 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits (d)(2) through (d)(19) to the Registration Statement) limit the liability of PI and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of Investment Adviser.

(a)  PI

See "How the Trust is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the SEC, as most recently amended, (File No. 801-31104) the text of which is hereby incorporated by reference.

(b)  Hotchkis and Wiley

See "How the Trust is Managed-Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

Information as to the general members of Hotchkis and Wiley is included in its Form ADV filed with the SEC (File No. 801-60512), as most recently amended, the relevant text of which is incorporated herein by reference.

(c)  RS Investments

See "How the Trust is Managed-Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

Information as to RS Investments directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-44125), as most recently amended, the relevant text of which is incorporated herein by reference.

(d)  PIMCO

See "How the Trust is Managed-Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

Information as to PIMCO's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-48187), as most recently amended, the relevant text of which is incorporated herein by reference.

(e)  EARNEST

See "How the Trust is Managed-Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

Information as to EARNEST's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-56189), as most recently amended, the relevant text of which is incorporated herein by reference.

(f)  JP Morgan Investment Management Inc.

See "How the Trust is Managed-Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

Information as to JP Morgan Investment Management Inc.'s directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-50256), as most recently amended, the relevant text of which is incorporated herein by reference.

(g)  LSV

See "How the Trust is Managed-Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

Information as to LSV's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-47689), as most recently amended, the relevant text of which is incorporated herein by reference.

(h)  Thornburg

See "How the Trust is Managed-Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

Information as to Thornburg's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-17853), as most recently amended, the relevant text of which is incorporated herein by reference.

(i)  Goldman Sachs Asset Management

See "How the Trust is Managed-Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

Information as to Goldman Sachs Asset Management's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-37591), as most recently amended, the relevant text of which is incorporated herein by reference.

(j)  Marsico

See "How the Trust is Managed-Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

Information as to Marsico's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-54914), as most recently amended, the relevant text of which is incorporated herein by reference.

(k)  Vaughan Nelson

See "How the Trust is Managed-Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the SAI constituting Part B of this Registration Statement.

Information as to Vaughan Nelson's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-51795), as most recently amended, the relevant text of which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a)  Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, Strategic Partners Mutual Funds, Inc. The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract-GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)  The business and other connections of PIMS' directors and principal executive officers are listed in its Form ADV as currently on file with the SEC (File No. 008-36540), as most recently amended, the text of which is hereby incorporated by reference.

(c)  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York (BNY), One Wall Street, New York, New York, 10286; PFPC Trust Company (PFPC), Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania, 19113; Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; RS Investment Management, LP, 338 Market Street, Suite 1700, San Francisco, California 94111; Earnest Partners, 75 14th Street, Suite 2300, Atlanta, Georgia 30309; Hotchkis and Wiley Capital Management LLC, 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017; JP Morgan Investment Management Inc., 522 Fifth Avenue, New York, NY 10036; LSV Asset Management, One North Wacker Drive, Suite 4000, Chicago, Illinois 60606; Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501; Goldman Sachs Asset Management, 32 Old Slip, 23rd Floor, New York, NY 10005; Marsico Capital Management LLC, 1200 17th Street, Suite 1600, Denver, Colorado 80202; Vaughan Nelson Investment Management, L.P., 600 Travis Street, Suite 6300, Houston, Texas 77002; Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, Newport Beach, California 92660; and Prudential Mutual Fund Services LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9), (10) and (11), 31a-1(d), and 31a-1(f) will be kept at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by BNY, PFPC and Prudential Mutual Fund Services LLC.

Item 29. Management Services.

Other than as set forth under the captions "How the Trust is Managed-Manager", "How the Trust is Managed-Advisers and Portfolio Managers" and "How the Trust is Managed-Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 30th day of September 2005.

  STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

  *   JUDY A. RICE

  President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date
* LINDA W. BYNOE	Trustee

* DAVID E. A. CARSON	Trustee

* ROBERT F. GUNIA	Vice President and Trustee

* ROBERT E. LABLANC	Trustee

* DOUGLAS H. MCCORKENDALE	Trustee

* RICHARD A. REDEKER	Trustee

* JUDY A. RICE	President and Trustee

* ROBIN B. SMITH	Trustee

* STEPHEN G. STONEBURN	Trustee

* CLAY T. WHITEHEAD	Trustee

* GRACE C. TORRES	Treasurer and Principal Financial and Accounting Officer

* By: /s/ JONATHAN D. SHAIN Jonathan D. Shain	Attorney-in-fact	September 30, 2005

  EXHIBIT INDEX

  Exhibit No.  Description

(b)  By-Laws as amended November 16, 2004.

(d)  (1) Amended and Restated Management Agreement between Registrant and Prudential Investments LLC (PI) dated May 25, 2004.

(4) Subadvisory Agreement between PI and Hotchkis and Wiley Capital Management LLC dated March 25, 2005.

(5) Subadvisory Agreement between PI and JP Morgan Investment Management Inc. dated March 25, 2005.

(6) Subadvisory Agreement between PI and LSV Asset Management dated March 25, 2005.

(7) Subadvisory Agreement between PI and Thornburg Investment Management, Inc. dated March 25, 2005.

(8) Subadvisory Agreement between PI and Goldman Sachs Asset Management with respect to High Yield Bond Sleeves dated April 13, 2005.

(10) Subadvisory Agreement between PI and Goldman Sachs Asset Management with respect to Large Capitalization Growth Equity Sleeves dated May 10, 2005.

(11) Subadvisory Agreement between PI and Marsico Capital Management, LLC dated June 14, 2005.

(12) Subadvisory Agreement between PI and Vaughan Nelson Investment Management, L.P. dated July 6, 2005.

(e)  (1) Amended and Restated Distribution Agreement between Registrant and Prudential Investment Management Services LLC (PIMS) dated May 25, 2004.

(g)  (2) Form of Custodian Services Agreement between Registrant and PFPC Trust Company (PFPC) dated July 1, 2005.

(j)  Consent of independent registered public accounting firm.

(m)  (7) Distribution fee waiver for Class A shares.

(8) Distribution fee waiver for Class R shares.

(p)  (1) Code of Ethics of Earnest Partners, LLC dated January 31, 2005.

(2) Code of Ethics of Goldman Sachs Asset Management dated February 23, 2005.

(3) Code of Ethics of Hotchkis and Wiley Capital Management LLC dated February 1, 2005.

(4) Code of Ethics of JP Morgan Fleming Asset Management dated February 1, 2005.

(5) Code of Ethics of LSV Asset Management dated January 7, 2005.

(6) Code of Ethics of Marsico Capital Management, LLC dated February 1, 2005.

(7) Code of Ethics of Pacific Investment Management Company LLC dated January 6, 2005.

(8) Code of Ethics of RS Investment Management, LP dated February 9, 2005.

(9) Code of Ethics of Thornburg Investment Management, Inc. dated March 21, 2005.

(10) Code of Ethics of Vaughan Nelson Investment Management, L.P. dated December 31, 2004.

(11) Code of Ethics of Registrant dated April 6, 2005.

(12) Code of Ethics and Personal Securities Trading Policy of Prudential Investments LLC, Prudential Investment Management, Inc. and Prudential Investment Management Services LLC dated January 1, 2005.

(q)  Powers of Attorney dated September 7, 2005.